As filed with the Securities and Exchange Commission on February 6, 2024

Securities Act File No. [●]

Investment Company Act File No. 811-08266

United States

Securities and Exchange Commission

Washington, D.C. 20549

FORM N-2

☒ Registration Statement under the Securities Act of 1933
☐ Pre-Effective Amendment No.
☐ Post-Effective Amendment No.
and/or
☒ Registration Statement under the Investment Company Act of 1940
☒ Amendment No. 13

The India Fund, Inc.
(Exact Name of Registrant as Specified in Charter)

1900 Market Street, Suite 200
Philadelphia, PA 19103

(Address of Principal Executive Offices)

215-405-5700

(Registrant’s Telephone Number, Including Area Code)

Lucia Sitar, Esq.

c/o abrdn Inc.

1900 Market Street, Suite 200

Philadelphia, PA 19103

(Name and Address of Agent for Service)

Copies to:

Thomas C. Bogle, Esq.

William J. Bielefeld, Esq.

Dechert LLP

1900 K Street, NW

Washington, DC 20006

Approximate date of proposed public offering: From time to time after the effective date of this Registration Statement.

☐ Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.

☒ Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.

☒ Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.

☐ Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.

☐ Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

It is proposed that this filing will become effective (check appropriate box):

☐ when declared effective pursuant to section 8(c) of the Securities Act

Check each box that appropriately characterizes the Registrant:

☒ Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (the “Investment Company Act”)).

☐ Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act.

☐ Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).

☒ A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).

☐ Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).

☐ Emerging Growth Company (as defined by Rule 12b-2 under the Securities and Exchange Act of 1934).

☐ If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act.

☐ New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the Registration Statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject To Completion Preliminary Prospectus dated February 6, 2024

BASE PROSPECTUS

$[ ]

The India Fund, Inc.

Common Stock

Preferred Stock

Notes

Subscription Rights for Common Stock

The Fund. The India Fund, Inc. (the “Fund”) is a non-diversified closed-end management investment company.

Investment Objective. The Fund’s investment objective is long-term capital appreciation, which it seeks to achieve by investing primarily in the equity securities of Indian companies.

Principal Investment Strategy. The Fund invests primarily in the equity securities of Indian companies.

Equity securities include common and preferred stock (including convertible preferred stock), American, global or other types of depositary receipts, convertible bonds, notes and debentures, equity interests in trusts, partnerships, joint ventures or similar enterprises and common stock purchase warrants and rights. Most of the equity securities purchased by the Fund are expected to be traded on an Indian stock exchange or in an Indian over-the-counter market.

The Fund’s investment objective and its policy to invest, under normal market conditions, at least 80% of its total assets in equity securities of Indian companies are fundamental policies of the Fund that may not be changed without the approval of a majority of the Fund’s outstanding voting securities.

Offering. The Fund may offer, from time to time, up to $[ ] aggregate initial offering price of common stock of beneficial interest, par value $0.001 per share (“Common Stock”), preferred stock (“Preferred Stock”), promissory notes (“Notes”) subscription rights to purchase Common Stock (“Rights” and collectively with the Common Stock and Preferred Stock, “Securities”) in one or more offerings in amounts, at prices and on terms set forth in one or more supplements to this Prospectus (each a “Prospectus Supplement”). You should read this Prospectus and any related Prospectus Supplement carefully before you decide to invest in the Securities.

The Fund may offer Securities (1) directly to one or more purchasers, (2) through agents that the Fund may designate from time to time or (3) to or through underwriters or dealers. The Prospectus Supplement relating to a particular offering of Securities will identify any agents or underwriters involved in the sale of Securities, and will set forth any applicable purchase price, fee, commission or discount arrangement between the Fund and agents or underwriters or among underwriters or the basis upon which such amount may be calculated. The Fund may not sell Securities through agents, underwriters or dealers without delivery of this Prospectus and a Prospectus Supplement. See “Plan of Distribution.”

Investing in Securities involves risks, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. Before buying any Securities, you should read the discussion of the principal risks of investing in the Fund. The principal risks of investing in the Fund are summarized in “The Fund at a Glance — Risk Factors” beginning on page [ ] of this Prospectus and further described in “Risk Factors” beginning on page [ ] of this Prospectus.

Neither the Securities and Exchange Commission (the “SEC”) nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Prospectus dated [ ], 2024

Investment Manager. abrdn Asia Limited (the “Investment Manager” or “abrdn Asia”) serves as the Fund’s investment manager with respect to all investments.

Common Stock. The Fund’s outstanding Common Stock are, and the Common Stock offered by this Prospectus will be, subject to notice of issuance, listed on the New York Stock Exchange (“NYSE”) under the symbol “IFN.” On January 30, 2024, the Fund’s NAV was $17.87 and the last reported sale price of a share of Common Stock on the NYSE was $19.04, representing a premium to NAV of 6.55%. See “NAV, Market Price and Discount” in the [Annual Report for the fiscal year ended December 31, 2023] (together with any updates thereto in subsequent periodic filings) (the “Annual Report”).

Distributions. The Fund intends to make regular quarterly distributions of all or a portion of the Fund’s net interest and other investment company taxable income to common stockholders. The Fund expects to pay its common stockholders annually all or substantially all of its investment company taxable income. In addition, the Fund intends to distribute, on an annual basis, all or substantially all of any net capital gains to its common stockholders.

This Prospectus sets forth concisely information about the Fund you should know before investing. Please read this Prospectus carefully before deciding whether to invest and retain it for future reference. The SAI has been filed with the SEC. This Prospectus incorporates by reference the entire SAI. The SAI is available along with other Fund-related materials on the EDGAR database on the SEC’s internet site (http://www.sec.gov) or upon payment of copying fees by electronic request to publicinfo@sec.gov.

You may also request a free copy of the SAI, annual and semi-annual reports to stockholders, and additional information about the Fund, and may make other stockholder inquiries, by calling Investor Relations toll-free at 1-800-522-5465, by writing to the Fund or visiting the Fund’s website (www.abrdnifn.com).

The Fund’s Securities do not represent a deposit or obligation of, and are not guaranteed by or endorsed by, any bank or other insured depositary institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

TABLE OF CONTENTS

About this Prospectus	5

Where you can find more information	6

Incorporation by reference	6

Summary of Fund expenses	7

The Fund at a glance	8

Financial highlights	15

Senior securities	16

The Fund	16

Use of proceeds	16

Description of Common Stock	16

Investment objective and principal investment strategy	17

Risk factors	22

Management of the Fund	23

Legal proceedings	24

Net asset value of Common Stock	24

Distributions	24

Tax matters	24

Closed-end fund structure	26

Dividend reinvestment and optional cash purchase plan	27

Description of capital structure	27

Plan of distribution	33

Custodian, dividend paying agent, transfer agent and registrar	34

Legal opinions	34

Independent registered public accounting firm	34

Additional information	35

About this prospectus

This Prospectus is part of a Registration Statement on Form N-2 that the Fund filed with the SEC using a “shelf” registration process. Under this process, the Fund may offer, from time to time, up to $[ ] aggregate initial offering price of Securities in one or more offerings in amounts, at prices and on terms set forth in one or more Prospectus Supplements. The Prospectus Supplement may also add, update or change information contained in this Prospectus. You should carefully read this Prospectus and any accompanying Prospectus Supplement, together with the additional information described under the heading “Where You Can Find More Information.”

You should rely only on the information contained or incorporated by reference in this Prospectus and any accompanying Prospectus Supplement. The Fund has not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information contained or the representations made herein are accurate only as of the date on the cover page of this Prospectus. The Fund’s business, financial condition and prospects may have changed since that date. The Fund will amend this Prospectus and any accompanying Prospectus Supplement if, during the period that this Prospectus and any accompanying Prospectus Supplement is required to be delivered, there are any subsequent material changes.

Cautionary notice regarding forward-looking statements

This Prospectus, any accompanying Prospectus Supplement and the SAI, contain (or will contain) or incorporate (or will incorporate) by reference “forward-looking statements.” Forward-looking statements can be identified by the words “may,” “will,” “intend,” “expect,” “estimate,” “continue,” “plan,” “anticipate,” and similar terms with the negative of such terms. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Fund’s actual results are the performance of the portfolio of securities the Fund holds, the price at which the Fund’s Securities will trade in the public markets and other factors discussed in the Fund’s periodic filings with the SEC.

Although the Fund believes that the expectations expressed in the forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in the Fund’s forward-looking statements. Future financial condition and results of operations, as well as any forward-looking statements, are subject to change and are subject to inherent risks and uncertainties, such as those disclosed in the “Risk Factors” section of this Prospectus. All forward-looking statements contained in this Prospectus or in the SAI are made as of the date of this Prospectus or SAI, as the case may be. Except for ongoing obligations under the federal securities laws, the Fund does not intend and is not obligated, to update any forward-looking statement.

WHERE YOU CAN FIND MORE INFORMATION

The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 (the “Exchange Act”) and the Investment Company Act of 1940 (“1940 Act”) and in accordance therewith files, or will file, reports and other information with the SEC. Reports, proxy statements and other information filed by the Fund with the SEC pursuant to the informational requirements of the Exchange Act and the 1940 Act can be inspected and copied at the public reference facilities maintained by the SEC, 100 F Street, N.E., Washington, D.C. 20549. The SEC maintains a web site at www.sec.gov containing reports, proxy and information statements and other information regarding registrants, including the Fund, that file electronically with the SEC.

This Prospectus constitutes part of a Registration Statement filed by the Fund with the SEC under the Securities Act of 1933 (“Securities Act”) and the 1940 Act. This Prospectus omits certain of the information contained in the Registration Statement, and reference is hereby made to the Registration Statement and related exhibits for further information with respect to the Fund and the Common Stock offered hereby. Any statements contained herein concerning the provisions of any document are not necessarily complete, and, in each instance, reference is made to the copy of such document filed as an exhibit to the Registration Statement or otherwise filed with the SEC. Each such statement is qualified in its entirety by such reference. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its rules and regulations or free of charge through the SEC’s website (www.sec.gov).

The Fund will provide without charge to each person, including any beneficial owner, to whom this Prospectus is delivered, upon written or oral request, a copy of any and all of the information that has been incorporated by reference in this Prospectus or any accompanying Prospectus Supplement. You may request such information by calling Investor Relations toll-free at 1-800-522-5465 or you may obtain a copy (and other information regarding the Fund) from the SEC’s website (www.sec.gov). Free copies of the Fund’s Prospectus, Statement of Additional Information and any incorporated information will also be available from the Fund’s website at https://www.abrdnifn.com/. Information contained on the Fund’s website is not incorporated by reference into this Prospectus or any Prospectus Supplement and should not be considered to be part of this Prospectus or any Prospectus Supplement.

INCORPORATION BY REFERENCE

This Prospectus is part of a Registration Statement that the Fund has filed with the SEC. The Fund is permitted to “incorporate by reference” the information that it files with the SEC, which means that the Fund can disclose important information to you by referring you to those documents. The information incorporated by reference is an important part of this Prospectus, and later information that the Fund files with the SEC will automatically update and supersede this information.

The documents listed below, and any reports and other documents subsequently filed with the SEC pursuant to Rule 30(b)(2) under the 1940 Act and Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act, prior to the termination of the offering, are incorporated by reference into this Prospectus and deemed to be part of this Prospectus from the date of the filing of such reports and documents:

●	the Fund’s Statement of Additional Information, dated [ ], 2024, filed with this Prospectus (“SAI”);

●	[the Fund’s Annual Report on Form N-CSR for the fiscal year ended December 31, 2023, filed with the SEC on [ ], 2024 (“Annual Report”);]

●	the Fund’s definitive proxy statement on Schedule 14A for the Fund’s 2023 annual meeting of stockholders, filed with the SEC on April 14, 2023 (“Proxy Statement”); and

To obtain copies of these filings, see “Where You Can Find More Information.”

Summary of Fund expenses

The purpose of the following table and the example below is to help you understand the fees and expenses that holders of Common Stock (“Common Stockholders”) would bear directly or indirectly. The expenses shown in the table under “Other expenses” are estimated for the Fund’s current fiscal year ending December 31, 2024. The expenses shown in the table under “Total annual expenses” are based on the Fund’s average net assets for the fiscal year ended December 31, 2023, of $488,158,000. The table reflects Fund expenses as a percentage attributable to Common Stock.

Common Stockholder transaction expenses
Sales load (as a percentage of offering price)(1)	None
Offering expenses Borne by the Fund (excluding Preferred Stock Offering Expenses) (as a percentage of offering price)(1)	None
Dividend reinvestment and optional cash purchase plan fees: (per share for open-market purchases of common stock)(2)
Fee for Open Market Purchases of Common Stock	$0.02 (per share)
Fee for Optional Stock Purchases	$5.00 (max)
Sales of Stock Held in a Dividend Reinvestment Account	$0.12 (per share) and $25.00 (max)

Annual expenses (as a percentage of net assets attributable to
Common Stock)
Advisory fee(3)	1.10%
Other expenses	0.39%
Total annual expenses	1.49%

(1) If shares of Common Stock are sold to or through underwriters, a prospectus supplement will set forth any applicable sales load and the estimated offering expenses borne by the Fund.

(2) You will pay a brokerage commission if you direct the Plan Agent (as defined under “Dividend reinvestment plan”) to sell your shares of Common Stock held in a dividend reinvestment account.

(3) The Investment Manager receives a monthly fee paid at an annual rate of (i) 1.10% for the first $500 million of the Fund’s average weekly Managed Assets; (ii) 0.90% for the next $500 million of the Fund’s average weekly Managed Assets; (iii) 0.85% for the next $500 million of the Fund’s average weekly Managed Assets; and (iv) 0.75% for the Fund’s average weekly Managed Assets in excess of $1.5 billion. Managed Assets is defined in the investment management agreement as net assets plus the amount of any borrowings for investment purposes.

Example

The following example illustrates the expenses you would pay on a $1,000 investment in common stock, followed by a preferred share offering, assuming a 5% annual portfolio total return.*

1 Year	3 Years	5 Years	10 Years
$15	$47	$81	$178

 * The example does not include sales load or estimated offering costs. The example should not be considered a representation of future expenses or rate of return and actual Fund expenses may be greater or less than those shown. The example assumes that (i) all dividends and other distributions are reinvested at NAV and (ii) the percentage amounts listed under “Total annual expenses” above remain the same in the years shown. For more complete descriptions of certain of the Fund’s costs and expenses, see “Management of the Fund — Advisory Agreement.”

THE FUND AT A GLANCE

Information regarding the Fund

The Fund is a closed-end management investment company registered under the 1940 Act. The Fund was incorporated in Maryland on December 27, 1993 and commenced operations on February 23, 1994. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified closed-end management investment company. As of January 30, 2024, the Fund’s net asset value (“NAV”) per share of Common Stock was $17.87. See “The Fund.”

NYSE listed

As of [ ], 2024, the Fund had [ ] shares of Common Stock outstanding. The Fund’s Common Stock are traded on the NYSE under the symbol “IFN.” As of January 30, 2024, the last reported sales price of a share of Common Stock of the Fund was $19.04, representing a premium to NAV of 6.55%.

Who may want to invest

Investors should consider their investment goals, time horizons and risk tolerance before investing in the Fund. An investment in the Fund is not appropriate for all investors, and the Fund is not intended to be a complete investment program. The Fund is designed as a long-term investment and not as a trading vehicle. The Fund may be an appropriate investment for investors who are seeking to primarily invest in equity securities of Indian companies (as defined below).

Investment objective, strategies and policies

The investment objective of the Fund is long-term capital appreciation, which it seeks to achieve by investing primarily in the equity securities of Indian companies.

Equity securities include common and preferred stock (including convertible preferred stock), American, global or other types of depositary receipts, convertible bonds, notes and debentures, equity interests in trusts, partnerships, joint ventures or similar enterprises and common stock purchase warrants and rights. Most of the equity securities purchased by the Fund are expected to be traded on an Indian stock exchange or in an Indian over-the-counter market.

The Fund’s investment objective and its policy to invest, under normal market conditions, at least 80% of its total assets in equity securities of Indian companies are fundamental policies of the Fund that may not be changed without the approval of a majority of the Fund’s outstanding voting securities.

Portfolio Structure

Under normal market conditions, at least 80% of the Fund’s total assets are invested in equity securities of Indian companies. “Indian companies” are companies that:

●	are organized under the laws of India,
●	regardless of where organized, derive at least 50% of their revenues or profits from goods produced or sold, investments made, or services performed, in India, or have at least 50% of their assets in India, or
●	have securities which are traded principally on any Indian stock exchange or in the Indian over-the-counter market.

Up to 20% of the Fund’s total assets may be invested, subject to certain restrictions, in:

●	equity securities of companies (other than companies considered “Indian companies” under the above criteria), regardless of where organized, which the Investment Manager believes derive, or will derive, at least 25% of their revenues from business in or with India, or have at least 25% of their assets in India,
●	debt securities including high yield/high risk and unrated debt (commonly referred to as “junk bonds”), denominated in Indian rupees or issued or guaranteed by an Indian company, the Government of India or an Indian governmental entity, and
●	debt securities of the type described under “Temporary investments.”

Up to 20% of the Fund’s assets may also be utilized to purchase and sell options on securities, financial futures, fixed income indices and other financial futures contracts, enter into interest rate transactions and to enter into currency transactions, sell securities short and loan portfolio securities. The Fund will only invest in such assets in order to hedge against financial risks. With respect to interest rate transactions, the Fund may enter into interest rate swaps and may purchase or sell interest rate caps and floors. Currency transactions may include currency forward contracts, exchange listed currency futures contracts, exchange listed and over-the-counter options on currencies and currency swaps. Although the Fund does not presently do so or intend to do so to any significant extent, the Fund may from time to time sell securities short. The Fund will not be obligated, however, to do any hedging and makes no representation as to the availability of these techniques at this time or at any time in the future.

The Fund’s assets may be invested in debt securities, other than temporary investments, when the Investment Manager believes that, based upon factors such as relative interest rate levels and foreign exchange rates, such securities offer opportunities for long-term capital appreciation. The Fund may invest up to 100% of its assets in temporary investments for temporary defensive purposes due to political, market or other factors affecting markets in India.

The Fund may invest in investment funds, including unregistered funds, that invest at least 80% of their total assets in the equity securities of Indian companies in which the Fund is authorized to invest. Subject to the provisions of and rules under the 1940 Act, the Fund may invest in investment funds as a means of investing in other equity securities in which the Fund is authorized to invest when the Investment Manager believes that such investments may be more advantageous to the Fund than a direct market purchase of such securities.

The Fund may invest its assets in a broad spectrum of industries. In selecting industries and companies for investment, the Investment Manager may, among other factors, consider overall growth prospects, financial condition, competitive position, technology, research and development, productivity, labor costs, raw material costs and sources, profit margins, return on investment, structural changes in local economies, capital resources, the degree of government regulation or deregulation, management and other factors. While the Fund invests a substantial portion of its assets in the securities of established Indian companies, it also may invest in the securities of less seasoned and smaller and mid-capitalization Indian companies.

In seeking to achieve the Fund’s investment objective, the Investment Manager invests in quality companies and are active, engaged owners. The Investment Manager evaluates every company against quality criteria and build conviction using a team-based approach and peer review process. The quality assessment covers five key factors: (1) durability of the business model, (2) the attractiveness of the industry, (3) the strength of financials, (4) the capability of management, and (5) the most material environmental, social and governance (“ESG”) factors impacting a company. Examples of ESG factors considered by the Investment Manager include, but are not limited to, carbon emissions, climate risks, labor management, employee safety and corporate governance. The specific factors considered may vary depending on the type of company being evaluated.

The Investment Manager seeks to understand what is changing in companies, industries and markets but isn’t being priced into the market or is being mispriced. Through fundamental research, supported by a global research presence, the Investment Manager seeks to identify companies whose quality is not yet fully recognized by the market.

The Investment Manager may sell a security when it perceives that a company’s business direction or growth potential has changed or the company’s valuations no longer offer attractive relative value.

Temporary investments

The Fund may hold and/or invest its assets in cash and/or temporary investments for cash management purposes, pending investment in accordance with the Fund’s investment objective and policies and to meet operating expenses. In addition, the Fund may take a temporary defensive posture and invest without limitation in temporary investments. The Fund may assume a temporary defensive posture when, due to political, market or other factors broadly affecting markets, the Investment Manager determines that either opportunities for capital appreciation in those markets may be significantly limited or that significant diminution in value of the securities traded in those markets may occur. To the extent that the Fund invests in temporary investments, it may not achieve its investment objective.

Specifically, “temporary investments” are debt securities denominated in U.S. dollars or in another freely convertible currency including:

●	short-term (less than 12 months to maturity) and medium-term (not greater than five years to maturity) obligations issued or guaranteed by:
●	the U.S. government or the Indian government or their agencies or instrumentalities, or
●	international organizations designated or supported by multiple foreign governmental entities to promote economic reconstruction or development;
●	finance company obligations, corporate commercial paper and other short-term commercial obligations, in each case rated, or issued by companies with similar securities outstanding that are rated, Prime-1 or A or better by Moody’s Investors Service, Inc. or A-1 or A or better by Standard & Poor’s Ratings Services, a division of the McGraw Hill Companies, Inc., or, if unrated, of comparable quality as determined by the Investment Manager;
●	obligations (including certificates of deposit, time deposits, demand deposits and bankers’ acceptances) of banks, subject to the restriction that the Fund may not invest more than 25% of its total assets in bank securities; and

●	repurchase agreements with respect to securities in which the Fund may invest. The banks whose obligations may be purchased by the Fund and the banks and broker-dealers with which the Fund may enter into repurchase agreements include any member bank of the U.S. Federal Reserve System and any broker-dealer or any foreign bank that has been determined by the Investment Manager to be creditworthy.

Repurchase agreements are contracts pursuant to which the seller of a security agrees at the time of sale to repurchase the security at an agreed upon price and date. When the Fund enters into a repurchase agreement, the seller will be required to maintain the value of the securities subject to the repurchase agreement, marked to market daily, at not less than their repurchase price. Repurchase agreements may involve risks in the event of insolvency or other default by the seller, including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities.

Other Investments

Illiquid securities. The Fund may invest up to 20% of its total assets in illiquid securities for which there may be no or only a limited trading market and for which a low trading volume of a particular security may result in abrupt and erratic price movements. The Fund may invest in private or newly public companies. The Fund does not currently intend to invest in privately placed securities other than those where no term, other than price and payment terms, is negotiated. The Fund may be unable to dispose of its holdings in illiquid securities at then-current market prices and may have to dispose of such securities over extended periods of time. In some cases, illiquid securities will be subject to contractual or legal restrictions on transfer. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded.

Rule 144A securities. The Fund may purchase certain restricted securities, or Rule 144A securities, for which there is a secondary market of qualified institutional buyers, as contemplated by Rule 144A under the 1933 Act. Rule 144A provides an exemption from the registration requirements of the 1933 Act for the resale of certain restricted securities to qualified institutional buyers. One effect of Rule 144A is that certain restricted securities may now have liquidity, though there is no assurance that a liquid market for Rule 144A securities will develop or be maintained. To the extent that the number of qualified institutional buyers is reduced, a previously liquid Rule 144A security may be determined to be illiquid, thus increasing the percentage of illiquid assets in the Fund’s portfolio. The Board of Directors (the “Board”) has adopted policies and procedures for the purpose of determining whether securities that are eligible for resale under Rule 144A are liquid or illiquid securities. Pursuant to those policies and procedures, the Board has delegated to the Investment Manager the determination as to whether a particular security is liquid or illiquid.

Convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest generally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have several unique investment characteristics such as:

●	higher yields than common stocks but lower yields than comparable nonconvertible securities;
●	a lesser degree of fluctuation in value than the underlying stock since they have fixed income characteristics; and
●	the potential for capital appreciation if the market price of the underlying common stock

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund may be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on the Fund’s ability to achieve its investment objective.

In selecting convertible debt securities for the Fund, the following factors, among others, may be considered by the Investment Manager:

●	the creditworthiness of the issuers of the securities;
●	the interest income generated by the securities;
●	the potential for capital appreciation of the securities and the underlying stock;
●	the conversion prices of the securities relative to the underlying stocks; and
●	the conversion prices of the securities relative to other comparable securities.

Warrants. The Fund may invest in warrants, which are securities permitting but not obligating their holder to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of an issuer. As a result, an investment in warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

Equity-linked debt securities. The Fund may invest in equity-linked debt securities. The amount of interest and/or principal payments that an issuer of equity-linked debt securities is obligated to make is linked to the performance of a specified index of equity securities and may be significantly greater or less than payment obligations in respect of other types of debt securities. As a result, an investment in equity- linked debt securities may be considered more speculative than other types of debt securities. In selecting equity-linked debt securities for the Fund, the Investment Manager may consider, among other factors, the creditworthiness of the issuers of the securities and the volatility of the index of equity securities.

Additional Investment Activities

In addition to the investment policies discussed above, the Fund may engage in certain additional investment activities. These activities may be limited by Indian law or regulations.

Hedging

The Fund is authorized to use various hedging and investment strategies. From time to time and as permitted by the 1940 Act, the Fund may engage in certain hedging activities described below to hedge various market risks (such as broad or specific market movements and interest rates and currency exchange rates).

In addition, techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur.

Subject to the constraints described above, the Fund may purchase and sell interest rate, currency or stock index futures contracts and enter into currency forward contracts and currency swaps. It may purchase and sell (or write) exchange listed and over-the-counter put and call options on debt and equity securities, currencies, futures contracts, fixed income and stock indices and other financial instruments. And it may enter into interest rate transactions, equity swaps and related transactions and other similar transactions that may be developed to the extent the Investment Manager determines are consistent with the Fund’s investment objective and policies and applicable regulatory requirements. The Fund’s futures transactions will be entered into for hedging purposes. There is, however, no limit on the Fund’s assets that can be put at risk through the use of futures contracts and options thereon, and the value of the Fund’s futures contracts and options thereon may equal or exceed 100% of the Fund’s total assets. The Fund’s interest rate transactions may take the form of swaps, caps, floors and collars, currency forward contracts, currency futures contracts, currency swaps and options on currency or currency futures contracts.

The Investment Manager has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”) pursuant to Rule 4.5 under the CEA with respect to the Fund. The Investment Manager is not, therefore, is not subject to registration or regulation as a “commodity pool operator” under the CEA.

When-Issued and Delayed Delivery Securities

The Fund may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price. No income accrues to the purchaser of a security on a when-issued or delayed delivery basis prior to delivery. Such securities are recorded as an asset and are subject to changes in value based upon changes in market prices. Purchasing a security on a when-issued or delayed delivery basis can involve a risk that the market price at the time of delivery may be lower than the agreed-upon purchase price, in which case there could be an unrealized loss at the time of delivery. The Fund will only make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but it may sell them before the settlement date if it is deemed advisable.

Loans of Portfolio Securities

The Fund may lend to banks and broker-dealers portfolio securities with an aggregate market value of up to one-third of its total assets when it deems advisable. By doing so, the Fund attempts to earn income through the receipt of interest on the loan. In the event of the bankruptcy of the other party to a securities loan, the Fund could experience delays in recovering the securities that it lent. To the extent that, in the meantime, the value of the securities that the Fund has lent has increased, the Fund could experience a loss.

Any such loans must be secured by collateral (consisting of any combination of cash, U.S. Government securities irrevocable letters of credit or other high-quality debt securities) in an amount at least equal (on a daily marked-to-market basis) to the current market value of the securities loaned. Any securities that the Fund may receive as collateral will not become a part of its portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Fund is permitted to invest. During the time that securities are on loan, the borrower will pay the Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn additional income or receive an agreed-upon fee from a borrower that has delivered cash equivalent collateral. Cash collateral received by the Fund will be invested in securities in which the Fund is permitted to invest. The value of securities lent will be marked to market daily. Portfolio securities purchased with cash collateral are subject to possible depreciation. Loans of securities by the Fund will be subject to termination at the Fund’s or the borrower’s option. The Fund may pay reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the Fund’s Board.

Investment Funds

The Fund may invest in investment funds, including unregistered funds, other than those for which the Investment Manager serve as investment adviser or sponsor and which invest principally in securities in which the Fund is authorized to invest. Under the 1940 Act, the Fund is restricted in the amount it may invest in such funds. To the extent that the Fund invests in other investment funds, including unregistered funds, the Fund’s stockholders will incur certain fees and expenses, including investment advisory fees. As a stockholder in an investment fund, the Fund will bear its ratable share of the investment fund’s expenses and will remain subject to payment of the Fund’s advisory and other fees and expenses with respect to assets so invested.

Short Sales

Although the Fund does not presently do so or intend to do so to any significant extent, the Fund may from time to time sell securities short. A short sale is a transaction in which the Fund would sell securities it does not own but has borrowed. In the event the Fund elects to sell securities short, the Fund’s intention would be to seek to take advantage of decreases in the market prices of securities in order to increase the Fund’s return on its investments. When the Fund makes a short sale, the proceeds it receives from the sale will be held on behalf of a broker until the Fund replaces the borrowed securities. To deliver the securities to the buyer, the Fund will need to arrange through a broker to borrow the securities, and, in so doing, the Fund will become obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. The Fund may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.

The Fund’s obligation to replace the securities borrowed in connection with a short sale will be secured by collateral deposited with the broker that consists of cash, U.S. government securities or other liquid debt obligations.

Short sales by the Fund involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security because losses from short sales may be unlimited whereas losses from purchases can equal only the total amount invested.

Leverage

Although the Fund does not presently do so or intend to do so in the upcoming year, the Fund may utilize leverage by borrowing or by issuing preferred stock or short-term debt securities in an amount up to 25% of the Fund’s total assets. Borrowings may be secured by the Fund’s assets. Temporary borrowings in an additional amount of up to 5% of the Fund’s total assets may be made without regard to the foregoing limitation for temporary or emergency purposes such as clearance of portfolio transactions, share repurchases and payment of dividends.

Leverage by the Fund creates an opportunity for increased return but, at the same time, creates special risks. For example, leverage may exaggerate changes in the net asset value of the common stock and in the return on the Fund’s portfolio. Although the principal of any leverage will be fixed, the Fund’s assets may change in value during the time the leverage is outstanding. Leverage will create expenses for the Fund that can exceed the income from the assets acquired with the proceeds of the leverage. All expenses associated with leverage would be borne by common stockholders. Furthermore, an increase in interest rates could reduce or eliminate the benefits of leverage and could reduce the value of the Fund’s common stock.

The Fund also may enter into reverse repurchase agreements with any member bank of the U.S. Federal Reserve System and any broker-dealer or any foreign bank that has been determined by the Investment Manager to be creditworthy. Under a reverse repurchase agreement, the Fund would sell securities and agree to repurchase them at a mutually agreed upon date and price. Reverse repurchase agreements involve the risk that the market value of the securities purchased with the proceeds of the sale of securities received by the Fund may decline below the price of the securities that the Fund is obligated to repurchase. In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligations to repurchase the securities, and the Fund’s use of proceeds of the reverse repurchase agreement may effectively be restricted pending the decision.

Asset Coverage Requirements

The 1940 Act generally prohibits the Fund from engaging in most forms of leverage representing indebtedness other than preferred stock unless immediately after such incurrence the Fund’s total assets less all liabilities and indebtedness not represented by senior securities (for these purposes, “total net assets”) is at least 300% of the aggregate senior securities representing indebtedness (i.e., the use of leverage through senior securities representing indebtedness may not exceed 33 1/3% of the Fund’s total net assets (including the proceeds from leverage)). Additionally, under the 1940 Act, the Fund generally may not declare any dividend or other distribution upon any class of its capital stock, or purchase any such capital stock, unless at the time of such declaration or purchase, this asset coverage test is satisfied.

With respect to asset coverage for preferred stock, under the 1940 Act, the Fund is not permitted to issue preferred stock unless immediately after such issuance the value of the Fund’s total net assets (as defined above) is at least 200% of the liquidation value of the outstanding preferred stock and the newly issued preferred stock plus the aggregate amount of any senior securities of the Fund representing indebtedness (i.e., such liquidation value plus the aggregate amount of senior securities representing indebtedness may not exceed 50% of the Fund’s total net assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Stock unless, at the time of such declaration, the value of the Fund’s total net assets (determined after deducting the amount of such dividend or other distribution) satisfies the above-referenced 200% coverage requirement.

Portfolio Turnover Rate

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

The Investment Manager

The Investment Manager provides day-to-day investment management services to the Fund. abrdn Asia Limited serves as the Investment Manager to the Fund. abrdn Asia is located at 7 Straits View #23-04 Marina One East Tower, Singapore 018936. abrdn Asia is an indirect wholly owned subsidiary of abrdn plc which managed or administered approximately $632.2 billion in assets as of June 30, 2023.

Under an advisory agreement, abrdn Asia receives fees at an annual rate of: (i) 1.10% for the first $500 million of the Fund’s average weekly Managed Assets; (ii) 0.90% for the next $500 million of the Fund’s average weekly Managed Assets; (iii) 0.85% for the next $500 million of the Fund’s average weekly Managed Assets; and (iv) 0.75% for the Fund’s average weekly Managed Assets in excess of $1.5 billion. Managed Assets is defined in the investment management agreement as net assets plus the amount of any borrowings for investment purposes.

In rendering investment management services, the Investment Manager may use the resources of additional investment adviser subsidiaries of abrdn plc. These affiliates have entered into a memorandum of understanding (“MOU”) pursuant to which investment professionals from each affiliate may render portfolio management, research or trading services to abrdn clients. Each investment professional who renders portfolio management, research or trading services under a MOU or personnel sharing arrangement must comply with the provisions of the Investment Advisers Act of 1940 (the “Advisers Act”), the 1940 Act, the Securities Act of 1933, the Exchange Act, and the Employee Retirement Income Security Act of 1974, and the laws of states or countries in which the Investment Manager does business or has clients. No remuneration is paid by the Fund with respect to the MOU/personnel sharing arrangements.

The Administrator

abrdn Inc., an affiliate of abrdn Asia, serves as the Fund’s administrator and receives a fee payable monthly by the Fund at an annual fee rate of 0.08% of the value of the Fund’s average monthly net assets.

Investor Relations

Under the terms of the Investor Relations Services Agreement, abrdn Inc. provides and/or engages third parties to provide investor relations services to the Fund and certain other funds advised by abrdn Asia or its affiliates as part of an Investor Relations Program. Under the Investor Relations Services Agreement, the Fund owes a portion of the fees related to the Investor Relations Program (the “Fund’s Portion”). However, investor relations services fees are limited by abrdn Inc. so that the Fund will only pay up to an annual rate of 0.05% of the Fund’s average weekly net assets on an annual basis. Any difference between the capped rate of 0.05% of the Fund’s average net assets per annum and the Fund’s Portion is paid for by abrdn Inc.

Pursuant to the terms of the Investor Relations Services Agreement, abrdn Inc. (or third parties engaged by abrdn Inc.) among other things, provides objective and timely information to stockholders based on publicly-available information; provides information efficiently through the use of technology while offering stockholders immediate access to knowledgeable investor relations representatives; develops and maintains effective communications with investment professionals from a wide variety of firms; creates and maintains investor relations communication materials such as fund manager interviews, films and webcasts, publishes white papers, magazine articles and other relevant materials discussing the Fund’s investment results, portfolio positioning and outlook; develops and maintains effective communications with large institutional stockholders; responds to specific stockholder questions; and reports activities and results to the Board and management detailing insight into general stockholder sentiment.

Legal proceedings

As of the date of this Prospectus, the Fund and the Investment Manager are not currently parties to any material legal proceedings.

Distributions

The Board has authorized a managed distribution policy (“MDP”) of paying quarterly distributions at an annual rate, set once a year, that is a percentage of the average daily net asset value (“NAV”) for the previous three months as of the month-end prior to declaration.

The Fund’s distributions will be paid in newly issued shares of common stock of the Fund to all stockholders who have not otherwise elected to receive cash. Stockholders may request to be paid their quarterly distributions in cash instead of shares of common stock by providing advance notice to the bank, brokerage or nominee who holds their stock if the stock are in “street name” or by filling out in advance an election card received from Computershare Investor Services if the stock are in registered form.

The Fund is covered under exemptive relief received by the Fund’s investment manager from the SEC that allows the Fund to distribute long-term capital gains as frequently as monthly in any one taxable year. With each distribution, the Fund will issue a notice to stockholders and an accompanying press release which will provide detailed information regarding the amount and composition of the distribution and other information as required by the exemptive order. The Fund’s Board may amend or terminate the MDP at any time without prior notice to stockholders; however, at this time, there are no reasonably foreseeable circumstances that might cause the termination of the MDP. You should not draw any conclusions about the Fund’s investment performance from the amount of distributions or from the terms of the Fund’s MDP.

The Fund is subject to U.S. corporate, tax and securities laws. Under U.S. tax rules, the amount applicable to the Fund and character of distributable income for each fiscal period depends on the actual exchange rates during the entire year between the U.S. Dollar and the currencies in which Fund assets are denominated and on the aggregate gains and losses realized by the Fund during the entire year. Therefore, the exact amount of distributable income for each fiscal year can only be determined as of the end of the Fund’s fiscal year, December 31. Under Section 19 of the 1940 Act, the Fund is required to indicate the sources of certain distributions to stockholders. The estimated distribution composition may vary from quarter to quarter because it may be materially impacted by future income, expenses and realized gains and losses on securities and fluctuations in the value of the currencies in which Fund assets are denominated.

Dividend reinvestment and optional cash purchase plan

The Fund has established a dividend reinvestment and optional cash purchase plan. A Common Stockholder will automatically have all dividends and distributions reinvested in Common Stock newly issued by the Fund or Common Stock of the Fund purchased in the open market in accordance with the Fund’s dividend reinvestment and optional cash purchase plan unless the Common Stockholder specifically elects to receive cash. Taxable distributions are subject to federal income tax whether received in cash or additional common stock. See “Distributions” and “Dividend Reinvestment and Optional Cash Purchase Plan.”

Custodian, dividend paying agent, transfer agent and registrar

State Street serves as custodian (the “Custodian”) for the Fund. State Street also provides accounting services to the Fund. Computershare Trust Company, N.A. serves as transfer agent for the Fund. See “Custodian, Dividend Paying Agent, Transfer Agent and Registrar.”

Closed-end fund structure

Closed-end funds differ from open-end management investment companies (commonly referred to as mutual funds) in that closed-end funds generally list their stock for trading on a securities exchange and do not redeem their stock at the option of the stockholder. By comparison, mutual funds issue securities redeemable at NAV at the option of the stockholder and typically engage in a continuous offering of their stock. Mutual funds are subject to continuous asset in-flows and out-flows that can complicate portfolio management, whereas closed-end funds generally can stay more fully invested in securities consistent with the closed-end fund’s investment objectives and policies. In addition, in comparison to open-end funds, closed-end funds have greater flexibility in the employment of financial leverage and in the ability to make certain types of investments, including investments in illiquid securities.

However, stock of closed-end funds frequently trade at a discount from their NAV. In recognition of the possibility that the Common Stock might trade at a discount to NAV and that any such discount may not be in the interest of Common Stockholders, the Board, in consultation with the Investment Manager, from time to time may review possible actions to reduce any such discount. The Fund’s Board approved an open market repurchase and discount management policy (the “Program”). The Program allows the Fund to purchase, in the open market, its outstanding common stock, with the amount and timing of any repurchase determined at the discretion of the Fund’s investment manager. Such purchases may be made opportunistically at certain discounts to net asset value per share in the reasonable judgment of management based on historical discount levels and current market conditions. The Fund reports repurchase activity on the Fund’s website on a monthly basis. The Board might also consider other options to reduce the discount, such as tender offers for Common Stock at NAV. There can be no assurance, however, that the Board will decide to undertake any of these actions or that, if undertaken, such actions would result in the Common Stock trading at a price equal to or close to NAV. The Board might also consider the conversion of the Fund to an open-end mutual fund, which would also require a vote of the stockholders of the Fund. Conversion of the Fund to an open-end mutual fund would require approval by both (i) a majority of the Board and (ii) a vote of stockholders representing the lesser of (a) 67% or more of the outstanding voting securities of the Fund at a stockholder meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (b) more than 50% of the outstanding voting securities of the Fund.

The Fund may invest up to 20% of its total assets in illiquid securities for which there may be no or only a limited trading market and for which a low trading volume of a particular security may result in abrupt and erratic price movements. In order to meet redemptions upon request by stockholders, open-end funds typically cannot have more than 15% of their net assets in illiquid securities. Thus, if the Fund were to convert to an open-end fund, it would have to adopt a limitation on illiquid securities and may need to revise its investment objectives, strategies and policies. The composition of the Fund’s portfolio and/or its investment policies could prohibit the Fund from complying with regulations of the SEC applicable to open-end management investment funds absent significant changes in portfolio holdings, including with respect to certain illiquid securities, and investment policies. The Board believes, however, that the closed-end structure is desirable, given the Fund’s investment objectives, strategies and policies. Investors should assume, therefore, that it is highly unlikely that the Board would vote to convert the Fund to an open-end investment company. Investors should note that the issuance of preferred stock to provide investment leverage could make a conversion to an open-end fund more difficult because of the voting rights of preferred stockholders, the costs of redeeming preferred stock and other factors. See “Description of Capital Structure.”

Risk factors

The information contained under the heading “Additional Information Regarding the Fund—Risk Factors” in the Fund’s [Annual Report for the fiscal year ended December 31, 2023] is incorporated herein by reference. Each of the risk factors contained thereunder is a principal risk of the Fund. Investors should consider the specific risk factors and special considerations associated with investing in the Fund. An investment in the Fund is subject to investment risk, including the possible loss of your entire investment. A Prospectus Supplement relating to an offering of the Fund’s securities may identify additional risk associated with such offering.

Financial highlights

The financial highlights as of and for the fiscal years ended December 31, 2023, December 31, 2022, December 31, 2021, December 31, 2020 and December 31, 2019 have been audited by [ ], independent registered public accounting firm for the Fund. [ ]’s report on the financial statements and financial highlights, together with the financial statements and financial highlights of the Fund, are included in the Fund’s [Annual Report for the fiscal year ended December 31, 2023] and are incorporated by reference.

The financial highlights for the fiscal years ended December 31, 2014 through December 31, 2023 are included below.

[ ]

Senior Securities

The Fund does not currently have any senior securities outstanding.

THE FUND

The Fund is a closed-end management investment company registered under the 1940 Act as a non-diversified closed-end management investment company. The Fund was incorporated in Maryland on December 27, 1993, and commenced operations on February 23, 1994.

The Fund’s investment objective is long-term capital appreciation, which it seeks to achieve by investing primarily in the equity securities of Indian companies.

abrdn Asia Limited (“abrdn Asia” or the “Investment Manager”), serves as the Fund’s investment manager with respect to all investments.

USE OF PROCEEDS

The Fund registered $[ ] aggregate initial offering price of Securities pursuant to the Registration Statement of which this Prospectus is a part. Unless otherwise specified in a Prospectus Supplement, the Fund intends to invest the net proceeds of an offering of Securities in accordance with its investment objectives and policies as stated in this Prospectus. It is currently anticipated that the Fund will be able to invest substantially all of the net proceeds of an offering of Securities in accordance with its investment objectives and policies within three months after the completion of such offering. Pending the full investment of the proceeds of an offering, it is anticipated that the net proceeds will be invested in fixed income securities and other permitted investments. See “Objectives and Principal Investment Strategy”. A delay in the anticipated use of proceeds could lower returns and reduce the Fund’s distribution to Common Stockholders.

DESCRIPTION OF COMMON STOCK

The Fund’s Common Stock are publicly held and are listed and traded on the NYSE. The following table sets forth for the fiscal quarters indicated the highest and lowest daily prices during the applicable quarter at the close of market on the NYSE per share of Common Stock along with (i) the highest and lowest closing NAV and (ii) the highest and lowest premium or discount from NAV represented by such prices at the close of the market on the NYSE.

	NYSE Market Price(1)		NAV at NYSE Market Price(1)		Market Premium/(Discount) to NAV on Date of NYSE Market Price(1)
Quarter Ended (2)	High	Low	High	Low	High	Low
December 31, 2023	$18.40	$15.56	$17.87	$15.91	5.70%	-2.20%
September 30, 2023	$17.47	$16.30	$17.03	$16.23	7.05%	-2.33%
June 30, 2023	$16.60	$15.12	$16.72	$15.56	-0.06%	-4.04%
March 31, 2023	$16.26	$14.48	$16.70	$15.15	0.32%	-6.96%
December 31, 2022	$17.68	$14.81	$18.85	$16.11	-2.67%	-11.98%
September 30, 2022	$18.40	$16.00	$19.83	$17.61	-6.39%	-11.38%
June 30, 2022	$20.13	$15.77	$22.04	$17.39	-6.54%	-12.73%
March 31, 2022	$22.25	$18.35	$24.42	$19.75	-7.04%	-12.87%
December 31, 2021	$23.29	$20.71	$25.95	$22.84	-8.72%	-11.88%
September 30, 2021	$23.75	$21.36	$26.68	$23.62	-7.10%	-11.89%
June 30, 2021	$22.57	$19.97	$24.46	$22.05	-5.98%	-10.67%
March 31, 2021	$22.15	$19.52	$24.39	$22.32	-7.41%	-14.64%
December 31, 2020	$20.32	$16.51	$22.99	$19.51	-10.54%	-16.83%

(1)        Source: Bloomberg L.P.

(2)        Data presented are with respect to a short period of time and are not indicative of future performance.

On January 30, 2024, the Fund’s NAV was $17.87 and the last reported sale price of a share of Common Stock on the NYSE was $19.04, representing a premium to NAV of 6.55%.

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGY

Investment objective and principal investment strategy

The investment objective of the Fund is long-term capital appreciation, which it seeks to achieve by investing primarily in the equity securities of Indian companies.

Equity securities include common and preferred stock (including convertible preferred stock), American, global or other types of depositary receipts, convertible bonds, notes and debentures, equity interests in trusts, partnerships, joint ventures or similar enterprises and common stock purchase warrants and rights. Most of the equity securities purchased by the Fund are expected to be traded on an Indian stock exchange or in an Indian over-the-counter market.

The Fund’s investment objective and its policy to invest, under normal market conditions, at least 80% of its total assets in equity securities of Indian companies are fundamental policies of the Fund that may not be changed without the approval of a majority of the Fund’s outstanding voting securities.

Portfolio Structure

Under normal market conditions, at least 80% of the Fund’s total assets are invested in equity securities of Indian companies. “Indian companies” are companies that:

●	are organized under the laws of India,
●	regardless of where organized, derive at least 50% of their revenues or profits from goods produced or sold, investments made, or services performed, in India, or have at least 50% of their assets in India, or
●	have securities which are traded principally on any Indian stock exchange or in the Indian over-the-counter market.

Up to 20% of the Fund’s total assets may be invested, subject to certain restrictions, in:

●	equity securities of companies (other than companies considered “Indian companies” under the above criteria), regardless of where organized, which the Investment Manager believes derive, or will derive, at least 25% of their revenues from business in or with India, or have at least 25% of their assets in India,
●	debt securities including high yield/high risk and unrated debt (commonly referred to as “junk bonds”), denominated in Indian rupees or issued or guaranteed by an Indian company, the Government of India or an Indian governmental entity, and
●	debt securities of the type described under “– Temporary Investments.”

Up to 20% of the Fund’s assets may also be utilized to purchase and sell options on securities, financial futures, fixed income indices and other financial futures contracts, enter into interest rate transactions and to enter into currency transactions, sell securities short and loan portfolio securities. The Fund will only invest in such assets in order to hedge against financial risks. With respect to interest rate transactions, the Fund may enter into interest rate swaps and may purchase or sell interest rate caps and floors. Currency transactions may include currency forward contracts, exchange listed currency futures contracts, exchange listed and over-the-counter options on currencies and currency swaps. Although the Fund does not presently do so or intend to do so to any significant extent, the Fund may from time to time sell securities short. The Fund will not be obligated, however, to do any hedging and makes no representation as to the availability of these techniques at this time or at any time in the future.

The Fund’s assets may be invested in debt securities, other than temporary investments, when the Investment Manager believes that, based upon factors such as relative interest rate levels and foreign exchange rates, such securities offer opportunities for long-term capital appreciation. The Fund may invest up to 100% of its assets in temporary investments for temporary defensive purposes due to political, market or other factors affecting markets in India.

The Fund may invest in investment funds, including unregistered funds, that invest at least 80% of their total assets in the equity securities of Indian companies in which the Fund is authorized to invest. Subject to the provisions of and rules under the 1940 Act, the Fund may invest in investment funds as a means of investing in other equity securities in which the Fund is authorized to invest when the Investment Manager believes that such investments may be more advantageous to the Fund than a direct market purchase of such securities.

The Fund may invest its assets in a broad spectrum of industries. In selecting industries and companies for investment, the Investment Manager may, among other factors, consider overall growth prospects, financial condition, competitive position, technology, research and development, productivity, labor costs, raw material costs and sources, profit margins, return on investment, structural changes in local economies, capital resources, the degree of government regulation or deregulation, management and other factors.

While the Fund invests a substantial portion of its assets in the securities of established Indian companies, it also may invest in the securities of less seasoned and smaller and mid-capitalization Indian companies.

In seeking to achieve the Fund’s investment objective, the Investment Manager invests in quality companies and are active, engaged owners. The Investment Manager evaluates every company against quality criteria and build conviction using a team-based approach and peer review process. The quality assessment covers five key factors: (1) durability of the business model, (2) the attractiveness of the industry, (3) the strength of financials, (4) the capability of management, and (5) the most material environmental, social and governance (“ESG”) factors impacting a company. Examples of ESG factors considered by the Investment Manager include, but are not limited to, carbon emissions, climate risks, labor management, employee safety and corporate governance. The specific factors considered may vary depending on the type of company being evaluated.

The Investment Manager seeks to understand what is changing in companies, industries and markets but isn’t being priced into the market or is being mispriced. Through fundamental research, supported by a global research presence, the Investment Manager seeks to identify companies whose quality is not yet fully recognized by the market.

The Investment Manager may sell a security when it perceives that a company’s business direction or growth potential has changed or the company’s valuations no longer offer attractive relative value.

Temporary investments

The Fund may hold and/or invest its assets in cash and/or temporary investments for cash management purposes, pending investment in accordance with the Fund’s investment objective and policies and to meet operating expenses. In addition, the Fund may take a temporary defensive posture and invest without limitation in temporary investments. The Fund may assume a temporary defensive posture when, due to political, market or other factors broadly affecting markets, the Investment Manager determines that either opportunities for capital appreciation in those markets may be significantly limited or that significant diminution in value of the securities traded in those markets may occur. To the extent that the Fund invests in temporary investments, it may not achieve its investment objective.

Specifically, “temporary investments” are debt securities denominated in U.S. dollars or in another freely convertible currency including:

●	short-term (less than 12 months to maturity) and medium-term (not greater than five years to maturity) obligations issued or guaranteed by:
●	the U.S. government or the Indian government or their agencies or instrumentalities, or
●	international organizations designated or supported by multiple foreign governmental entities to promote economic reconstruction or development;
●	finance company obligations, corporate commercial paper and other short-term commercial obligations, in each case rated, or issued by companies with similar securities outstanding that are rated, Prime-1 or A or better by Moody’s Investors Service, Inc. or A-1 or A or better by Standard & Poor’s Ratings Services, a division of the McGraw Hill Companies, Inc., or, if unrated, of comparable quality as determined by the Investment Manager;
●	obligations (including certificates of deposit, time deposits, demand deposits and bankers’ acceptances) of banks, subject to the restriction that the Fund may not invest more than 25% of its total assets in bank securities; and
●	repurchase agreements with respect to securities in which the Fund may invest. The banks whose obligations may be purchased by the Fund and the banks and broker-dealers with which the Fund may enter into repurchase agreements include any member bank of the U.S. Federal Reserve System and any broker-dealer or any foreign bank that has been determined by the Investment Manager to be creditworthy.

Repurchase agreements are contracts pursuant to which the seller of a security agrees at the time of sale to repurchase the security at an agreed upon price and date. When the Fund enters into a repurchase agreement, the seller will be required to maintain the value of the securities subject to the repurchase agreement, marked to market daily, at not less than their repurchase price. Repurchase agreements may involve risks in the event of insolvency or other default by the seller, including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities.

Other Investments

Illiquid securities. The Fund may invest up to 20% of its total assets in illiquid securities for which there may be no or only a limited trading market and for which a low trading volume of a particular security may result in abrupt and erratic price movements. The Fund may invest in private or newly public companies. The Fund does not currently intend to invest in privately placed securities other than those where no term, other than price and payment terms, is negotiated. The Fund may be unable to dispose of its holdings in illiquid securities at then-current market prices and may have to dispose of such securities over extended periods of time. In some cases, illiquid securities will be subject to contractual or legal restrictions on transfer. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded.

Rule 144A securities. The Fund may purchase certain restricted securities, or Rule 144A securities, for which there is a secondary market of qualified institutional buyers, as contemplated by Rule 144A under the 1933 Act. Rule 144A provides an exemption from the registration requirements of the 1933 Act for the resale of certain restricted securities to qualified institutional buyers. One effect of Rule 144A is that certain restricted securities may now have liquidity, though there is no assurance that a liquid market for Rule 144A securities will develop or be maintained. To the extent that the number of qualified institutional buyers is reduced, a previously liquid Rule 144A security may be determined to be illiquid, thus increasing the percentage of illiquid assets in the Fund’s portfolio. The Board has adopted policies and procedures for the purpose of determining whether securities that are eligible for resale under Rule 144A are liquid or illiquid securities. Pursuant to those policies and procedures, the Board has delegated to the Investment Manager the determination as to whether a particular security is liquid or illiquid.

Convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest generally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have several unique investment characteristics such as:

●	higher yields than common stocks but lower yields than comparable nonconvertible securities;
●	a lesser degree of fluctuation in value than the underlying stock since they have fixed income characteristics; and
●	the potential for capital appreciation if the market price of the underlying common stock

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund may be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on the Fund’s ability to achieve its investment objective.

In selecting convertible debt securities for the Fund, the following factors, among others, may be considered by the Investment Manager:

●	the creditworthiness of the issuers of the securities;
●	the interest income generated by the securities;
●	the potential for capital appreciation of the securities and the underlying stock;
●	the conversion prices of the securities relative to the underlying stocks; and
●	the conversion prices of the securities relative to other comparable securities.

Warrants. The Fund may invest in warrants, which are securities permitting but not obligating their holder to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of an issuer. As a result, an investment in warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

Equity-linked debt securities. The Fund may invest in equity-linked debt securities. The amount of interest and/or principal payments that an issuer of equity-linked debt securities is obligated to make is linked to the performance of a specified index of equity securities and may be significantly greater or less than payment obligations in respect of other types of debt securities. As a result, an investment in equity- linked debt securities may be considered more speculative than other types of debt securities. In selecting equity-linked debt securities for the Fund, the Investment Manager may consider, among other factors, the creditworthiness of the issuers of the securities and the volatility of the index of equity securities.

Additional Investment Activities

In addition to the investment policies discussed above, the Fund may engage in certain additional investment activities. These activities may be limited by Indian law or regulations.

Hedging

The Fund is authorized to use various hedging and investment strategies. From time to time and as permitted by the 1940 Act, the Fund may engage in certain hedging activities described below to hedge various market risks (such as broad or specific market movements and interest rates and currency exchange rates).

In addition, techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur.

Subject to the constraints described above, the Fund may purchase and sell interest rate, currency or stock index futures contracts and enter into currency forward contracts and currency swaps. It may purchase and sell (or write) exchange listed and over-the-counter put and call options on debt and equity securities, currencies, futures contracts, fixed income and stock indices and other financial instruments. And it may enter into interest rate transactions, equity swaps and related transactions and other similar transactions that may be developed to the extent the Investment Manager determines are consistent with the Fund’s investment objective and policies and applicable regulatory requirements. The Fund’s futures transactions will be entered into for hedging purposes. There is, however, no limit on the Fund’s assets that can be put at risk through the use of futures contracts and options thereon, and the value of the Fund’s futures contracts and options thereon may equal or exceed 100% of the Fund’s total assets. The Fund’s interest rate transactions may take the form of swaps, caps, floors and collars, currency forward contracts, currency futures contracts, currency swaps and options on currency or currency futures contracts.

The Investment Manager has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”) pursuant to Rule 4.5 under the CEA with respect to the Fund. The Investment Manager is not, therefore, is not subject to registration or regulation as a “commodity pool operator” under the CEA.

When-Issued and Delayed Delivery Securities

The Fund may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price. No income accrues to the purchaser of a security on a when-issued or delayed delivery basis prior to delivery. Such securities are recorded as an asset and are subject to changes in value based upon changes in market prices. Purchasing a security on a when-issued or delayed delivery basis can involve a risk that the market price at the time of delivery may be lower than the agreed-upon purchase price, in which case there could be an unrealized loss at the time of delivery. The Fund will only make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but it may sell them before the settlement date if it is deemed advisable.

Loans of Portfolio Securities

The Fund may lend to banks and broker-dealers portfolio securities with an aggregate market value of up to one-third of its total assets when it deems advisable. By doing so, the Fund attempts to earn income through the receipt of interest on the loan. In the event of the bankruptcy of the other party to a securities loan, the Fund could experience delays in recovering the securities that it lent. To the extent that, in the meantime, the value of the securities that the Fund has lent has increased, the Fund could experience a loss.

Any such loans must be secured by collateral (consisting of any combination of cash, U.S. Government securities irrevocable letters of credit or other high-quality debt securities) in an amount at least equal (on a daily marked-to-market basis) to the current market value of the securities loaned. Any securities that the Fund may receive as collateral will not become a part of its portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Fund is permitted to invest. During the time that securities are on loan, the borrower will pay the Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn additional income or receive an agreed-upon fee from a borrower that has delivered cash equivalent collateral. Cash collateral received by the Fund will be invested in securities in which the Fund is permitted to invest. The value of securities lent will be marked to market daily. Portfolio securities purchased with cash collateral are subject to possible depreciation. Loans of securities by the Fund will be subject to termination at the Fund’s or the borrower’s option. The Fund may pay reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the Fund’s Board.

Investment Funds

The Fund may invest in investment funds, including unregistered funds, other than those for which the Investment Manager serve as investment adviser or sponsor and which invest principally in securities in which the Fund is authorized to invest. Under the 1940 Act, the Fund is restricted in the amount it may invest in such funds. To the extent that the Fund invests in other investment funds, including unregistered funds, the Fund’s stockholders will incur certain fees and expenses, including investment advisory fees. As a stockholder in an investment fund, the Fund will bear its ratable share of the investment fund’s expenses and will remain subject to payment of the Fund’s advisory and other fees and expenses with respect to assets so invested.

Short Sales

Although the Fund does not presently do so or intend to do so to any significant extent, the Fund may from time to time sell securities short. A short sale is a transaction in which the Fund would sell securities it does not own but has borrowed. In the event the Fund elects to sell securities short, the Fund’s intention would be to seek to take advantage of decreases in the market prices of securities in order to increase the Fund’s return on its investments. When the Fund makes a short sale, the proceeds it receives from the sale will be held on behalf of a broker until the Fund replaces the borrowed securities. To deliver the securities to the buyer, the Fund will need to arrange through a broker to borrow the securities, and, in so doing, the Fund will become obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. The Fund may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.

The Fund’s obligation to replace the securities borrowed in connection with a short sale will be secured by collateral deposited with the broker that consists of cash, U.S. government securities or other liquid debt obligations.

Short sales by the Fund involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security because losses from short sales may be unlimited whereas losses from purchases can equal only the total amount invested.

Leverage

Although the Fund does not presently do so or intend to do so in the upcoming year, the Fund may utilize leverage by borrowing or by issuing preferred stock or short-term debt securities in an amount up to 25% of the Fund’s total assets. Borrowings may be secured by the Fund’s assets. Temporary borrowings in an additional amount of up to 5% of the Fund’s total assets may be made without regard to the foregoing limitation for temporary or emergency purposes such as clearance of portfolio transactions, share repurchases and payment of dividends.

Leverage by the Fund creates an opportunity for increased return but, at the same time, creates special risks. For example, leverage may exaggerate changes in the net asset value of the common stock and in the return on the Fund’s portfolio. Although the principal of any leverage will be fixed, the Fund’s assets may change in value during the time the leverage is outstanding. Leverage will create expenses for the Fund that can exceed the income from the assets acquired with the proceeds of the leverage. All expenses associated with leverage would be borne by common stockholders. Furthermore, an increase in interest rates could reduce or eliminate the benefits of leverage and could reduce the value of the Fund’s common stock.

The Fund also may enter into reverse repurchase agreements with any member bank of the U.S. Federal Reserve System and any broker-dealer or any foreign bank that has been determined by the Investment Manager to be creditworthy. Under a reverse repurchase agreement, the Fund would sell securities and agree to repurchase them at a mutually agreed upon date and price. Reverse repurchase agreements involve the risk that the market value of the securities purchased with the proceeds of the sale of securities received by the Fund may decline below the price of the securities that the Fund is obligated to repurchase. In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligations to repurchase the securities, and the Fund’s use of proceeds of the reverse repurchase agreement may effectively be restricted pending the decision.

Asset Coverage Requirements

The 1940 Act generally prohibits the Fund from engaging in most forms of leverage representing indebtedness other than preferred stock unless immediately after such incurrence the Fund’s total assets less all liabilities and indebtedness not represented by senior securities (for these purposes, “total net assets”) is at least 300% of the aggregate senior securities representing indebtedness (i.e., the use of leverage through senior securities representing indebtedness may not exceed 33 1/3% of the Fund’s total net assets (including the proceeds from leverage)). Additionally, under the 1940 Act, the Fund generally may not declare any dividend or other distribution upon any class of its capital stock, or purchase any such capital stock, unless at the time of such declaration or purchase, this asset coverage test is satisfied.

With respect to asset coverage for preferred stock, under the 1940 Act, the Fund is not permitted to issue preferred stock unless immediately after such issuance the value of the Fund’s total net assets (as defined above) is at least 200% of the liquidation value of the outstanding preferred stock and the newly issued preferred stock plus the aggregate amount of any senior securities of the Fund representing indebtedness (i.e., such liquidation value plus the aggregate amount of senior securities representing indebtedness may not exceed 50% of the Fund’s total net assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Stock unless, at the time of such declaration, the value of the Fund’s total net assets (determined after deducting the amount of such dividend or other distribution) satisfies the above-referenced 200% coverage requirement.

Risk factors

The information contained under the heading “Additional Information Regarding the Fund—Risk Factors” in the Fund’s [Annual Report] is incorporated herein by reference. Each of the risk factors contained thereunder is a principal risk of the Fund. Investors should consider the specific risk factors and special considerations associated with investing in the Fund. An investment in the Fund is subject to investment risk, including the possible loss of your entire investment. A Prospectus Supplement relating to an offering of the Fund’s securities may identify additional risk associated with such offering.

Management of the Fund

BOARD OF DIRECTORS

The management of the Fund, including general supervision of the duties performed by the Investment Manager, is the responsibility of the Board under the laws of the State of Maryland and the 1940 Act.

THE Investment Manager

The Investment Manager provides day-to-day investment management services to the Fund. abrdn Asia Limited serves as the Investment Manager to the Fund. abrdn Asia is located at 7 Straits View #23-04 Marina One East Tower, Singapore 018936. abrdn Asia is an indirect wholly owned subsidiary of abrdn plc which managed or administered approximately $632.2 billion in assets as of June 30, 2023.

In rendering investment management services, the Investment Manager may use the resources of additional investment adviser subsidiaries of abrdn plc. These affiliates have entered into a memorandum of understanding (“MOU”) pursuant to which investment professionals from each affiliate may render portfolio management, research or trading services to abrdn clients. Each investment professional who renders portfolio management, research or trading services under a MOU or personnel sharing arrangement must comply with the provisions of the Advisers Act, the 1940 Act, the Securities Act of 1933, the Exchange Act, and the Employee Retirement Income Security Act of 1974, and the laws of states or countries in which the Investment Manager does business or has clients. No remuneration is paid by the Fund with respect to the MOU/personnel sharing arrangements.

ADVISORY AGREEMENT

Under an advisory agreement, the Investment Manager receives an annual fee, at an annual rate of: (i) 1.10% for the first $500 million of the Fund’s average weekly Managed Assets; (ii) 0.90% for the next $500 million of the Fund’s average weekly Managed Assets; (iii) 0.85% for the next $500 million of the Fund’s average weekly Managed Assets; and (iv) 0.75% for the Fund’s average weekly Managed Assets in excess of $1.5 billion. Managed Assets is defined in the investment management agreement as net assets plus the amount of any borrowings for investment purposes.

The Fund pays all of its expenses including, among others, legal fees and expenses of counsel to the Fund and the Fund’s independent directors; insurance (including directors’ and officers’ errors and omissions insurance); auditing and accounting expenses; taxes and governmental fees; listing fees; dues and expenses incurred in connection with membership in investment company organizations; fees and expenses of the Fund’s custodians, administrators, transfer agents, registrars and other service providers; expenses for portfolio pricing services by a pricing agent, if any; other expenses in connection with the issuance, offering and underwriting of shares or debt instruments issued by the Fund or with the securing of any credit facility or other loans for the Fund; expenses relating to investor and public relations; expenses of registering or qualifying securities of the Fund for public sale; brokerage commissions and other costs of acquiring or disposing of any portfolio holding of the Fund; expenses of preparation and distribution of reports, notices and dividends to stockholders; expenses of the dividend reinvestment and optional cash purchase plan (except for brokerage expenses paid by participants in such plan); compensation and expenses of directors; costs of stationery; any litigation expenses; and costs of stockholders’ and other meetings.

THE ADMINISTRATOR

abrdn Inc., an affiliate of abrdn Asia, serves as the Fund’s administrator and receives a fee payable monthly by the Fund at an annual fee rate of 0.08% of the value of the Fund’s average monthly net assets.

Investor Relations

Under the terms of the Investor Relations Services Agreement, abrdn Inc. provides and/or engages third parties to provide investor relations services to the Fund and certain other funds advised by abrdn Asia or its affiliates as part of an Investor Relations Program. Under the Investor Relations Services Agreement, the Fund owes a portion of the fees related to the Investor Relations Program (the “Fund’s Portion”). However, investor relations services fees are limited by abrdn Inc. so that the Fund will only pay up to an annual rate of 0.05% of the Fund’s average net assets per annum. Any difference between the capped rate of 0.05% of the Fund’s average net assets per annum and the Fund’s Portion is paid for by abrdn Inc.

Pursuant to the terms of the Investor Relations Services Agreement, abrdn Inc. (or third parties engaged by abrdn Inc.) among other things, provides objective and timely information to stockholders based on publicly-available information; provides information efficiently through the use of technology while offering stockholders immediate access to knowledgeable investor relations representatives; develops and maintains effective communications with investment professionals from a wide variety of firms; creates and maintains investor relations communication materials such as fund manager interviews, films and webcasts, publishes white papers, magazine articles and other relevant materials discussing the Fund’s investment results, portfolio positioning and outlook; develops and maintains effective communications with large institutional stockholders; responds to specific stockholder questions; and reports activities and results to the Board and management detailing insight into general stockholder sentiment.

LEGAL PROCEEDINGS

As of the date of this Prospectus, the Fund and the Investment Manager are not currently parties to any material legal proceedings.

NET ASSET VALUE OF COMMON STOCK

The information contained under the heading “Notes to Financial Statements—Summary of Significant Accounting Policies—Security Valuation” in the Fund’s [Annual Report] is incorporated herein by reference.

DISTRIBUTIONS

The information contained under the heading “Notes to Financial Statements—Summary of Significant Accounting Policies—Distributions” in the Fund’s [Annual Report] is incorporated herein by reference.

TAX MATTERS

The following is (i) a description of the material U.S. federal income tax consequences of owning and disposing of Common Stock and (ii) a description of some of the important U.S. federal income tax considerations affecting the Fund. The discussion below provides general tax information related to an investment in Common Stock, but this discussion does not purport to be a complete description of the U.S. federal income tax consequences of an investment in such securities. It is based on the Internal Revenue Code of 1986, as amended (the“Code”) and United States Treasury regulations and administrative pronouncements, all as of the date hereof, any of which is subject to change or differing interpretation, possibly with retroactive effect. In addition, it does not describe all of the tax consequences that may be relevant in light of a Common Stockholder’s particular circumstances, including alternative minimum tax consequences and tax consequences applicable to Common Stockholders subject to special tax rules, such as certain financial institutions; dealers or traders in securities who use a mark-to-market method of tax accounting; persons holding Common Stock as part of a hedging transaction, wash sale, conversion transaction or integrated transaction or persons entering into a constructive sale with respect to the Common Stock; entities classified as partnerships or other pass-through entities for U.S. federal income tax purposes; real estate investment trusts; insurance companies; U.S. holders (as defined below) whose functional currency is not the U.S. dollar; or tax-exempt entities, including “individual retirement accounts” or “Roth IRAs.” Unless otherwise noted, the following discussion applies only to a Common Stockholder that holds Common Stock as a capital asset and is a U.S. holder. A “U.S. holder” is a holder who, for U.S. federal income tax purposes, is a beneficial owner of Common Stock and is (i) an individual who is a citizen or resident of the United States; (ii) a corporation, or other entity taxable as a corporation, created or organized in or under the laws of the United States, any state therein or the District of Columbia; (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source; or (iv) a trust if it (x) is subject to the primary supervision of a court within the United States and one or more U.S. persons have the authority to control all substantial decisions of the trust or (y) has a valid election in effect under applicable United States Treasury regulations to be treated as a U.S. person. Tax laws are complex and often change, and Common Stockholders should consult their tax advisors about the U.S. federal, state, local or non-U.S. tax consequences of an investment in the Fund. For more information, please see the section of the SAI entitled “Tax Matters.”

THE FUND

The Fund has elected to be treated as, and intends to continue to qualify in each taxable year as, a regulated investment company (a “RIC”) under Subchapter M of the Code. Assuming the Fund so qualifies and satisfies certain distribution requirements, the Fund generally will not be subject to U.S. federal income tax on income distributed (including amounts that are reinvested) in a timely manner to its stockholders in the form of dividends or capital gain distributions. If the Fund retains any net capital gains for reinvestment, it may elect to treat such capital gains as having been distributed to its stockholders. If the Fund makes such an election, each Common Stockholder will be required to report its share of such undistributed net capital gain as long-term capital gain and will be entitled to claim its share of the U.S. federal income taxes paid by the Fund on such undistributed net capital gain as a credit against its own U.S. federal income tax liability, if any, and to claim a refund on a properly filed U.S. federal income tax return to the extent that the credit exceeds such liability. In addition, each Common Stockholder will be entitled to increase the adjusted tax basis of its Common Stock by the difference between its share of such undistributed net capital gain and the related credit. There can be no assurance that the Fund will make this election if it retains all or a portion of its net capital gain for a taxable year.

To qualify as a RIC for any taxable year, the Fund must, among other things, satisfy both an income test and an asset test for such taxable year. Specifically, (i) at least 90% of the Fund’s gross income for such taxable year must consist of dividends; interest; payments with respect to certain securities loans; gains from the sale or other disposition of stock, securities or foreign currencies; other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and net income derived from interests in “qualified publicly traded partnerships” (such income, “Qualifying RIC Income”) and (ii) the Fund’s holdings must be diversified so that, at the end of each quarter of such taxable year, (a) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, securities of other RICs, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund’s total assets is invested (x) in securities (other than U.S. government securities or securities of other RICs) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses or (y) in the securities of one or more “qualified publicly traded partnerships.” The Fund’s share of income derived from a partnership other than a “qualified publicly traded partnership” will be treated as Qualifying RIC Income only to the extent that such income would have constituted Qualifying RIC Income if derived directly by the Fund. A “qualified publicly traded partnership” is generally defined as an entity that is treated as a partnership for U.S. federal income tax purposes if (i) interests in such entity are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof and (ii) less than 90% of its gross income for the relevant taxable year consists of Qualifying RIC Income. The Code provides that the Treasury Department may by regulation exclude from Qualifying RIC Income foreign currency gains that are not directly related to the RIC’s principal business of investing in stock or securities (or options and futures with respect to stock or securities). The Fund anticipates that, in general, its foreign currency gains will be directly related to its principal business of investing in stock and securities.

OWNING AND DISPOSING OF COMMON STOCK

Distributions of the Fund’s ordinary income and net short-term capital gains will generally be taxable to the Common Stockholders as ordinary income to the extent such distributions are paid out of the Fund’s current or accumulated earnings and profits, as determined for U.S. federal income tax purposes. Distributions or deemed distributions, if any, of net capital gains will be taxable as long-term capital gains, regardless of the length of time the Common Stockholder has owned Common Stock. Distributions made to a non-corporate Common Stockholder out of “qualified dividend income,” if any, received by the Fund will be subject to tax at reduced maximum rates, provided that the Common Stockholder meets certain holding period and other requirements with respect to its Common Stock. Given the Fund’s investment strategy, it is not expected that a large portion of the distributions made by the Fund will be eligible for the dividends-received deduction in the case of corporate Common Stockholders. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits will be treated by a Common Stockholder as a return of capital that will be applied against and reduce the Common Stockholder’s basis in its Common Stock. To the extent that the amount of any such distribution exceeds the Common Stockholder’s basis in its Common Stock, the excess will be treated as gain from a sale or exchange of the Common Stock. Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional Common Stock.

A Common Stockholder may recognize a capital gain or loss on the sale or other disposition of Common Stock. The amount of the gain or loss will be equal to the difference between the amount realized and the Common Stockholder’s adjusted tax basis in the relevant Common Stock. Such gain or loss generally will be a long-term gain or loss if the Common Stockholder’s holding period for such Common Stock is more than one (1) year. Under current law, net capital gains recognized by non-corporate Common Stockholders are generally subject to reduced maximum rates. Losses realized by a Common Stockholder on the sale or exchange of Common Stock held for six months or less will be treated as long-term capital losses to the extent of any distribution of long-term capital gain received (or deemed received, as discussed above) with respect to such Common Stock. In addition, no loss will be allowed on a sale or other disposition of Common Stock if the Common Stockholder acquires Common Stock within 30 days before or after the disposition. In such a case, the basis of the securities acquired will be adjusted to reflect the disallowed loss.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund Common Stock) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

NON-U.S. COMMON STOCKHOLDERS

If a Common Stockholder is a nonresident alien, a foreign trust or estate or a foreign corporation, as defined for U.S. federal income tax purposes, (a “non-U.S. Common Stockholder”) whose ownership of Common Stock is not “effectively connected” with a U.S. trade or business, ordinary income dividends distributed to such non-U.S. Common Stockholder by the Fund will generally be subject to U.S. federal withholding tax at a rate of 30% (or a lower rate under an applicable treaty). Net capital gain dividends distributed by the Fund to a non-U.S. Common Stockholder whose ownership of Common Stock is not “effectively connected” with a U.S. trade or business and who is not an individual present in the United States for 183 days or more during the taxable year will generally not be subject to U.S. withholding tax. For a more detailed discussion of the tax consequences of the ownership of Common Stock by a non-U.S. Common Stockholder, please see the discussion in the SAI under “Tax Matters — Non-U.S. Common Stockholders.”

BACKUP WITHHOLDING

If a Common Stockholder does not provide the applicable payor with its correct taxpayer identification number and any required certifications, such Common Stockholder may be subject to backup withholding (currently, at a rate of 24%) on the distributions it receives (or is deemed to receive) from the Fund. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax applicable to non-U.S. Common Stockholders.

FOREIGN ACCOUNT TAX COMPLIANCE ACT

In addition, the Fund is required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and determine certain other information as to their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to either provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply. Under some circumstances, a foreign stockholder may be eligible for refunds or credits of such taxes.

CLOSED-END FUND STRUCTURE

The Fund is a closed-end management investment company. Closed-end funds differ from open-end management investment companies (commonly referred to as mutual funds) in that closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the stockholder. By comparison, mutual funds issue securities redeemable at NAV at the option of the stockholder and typically engage in a continuous offering of their shares. Mutual funds are subject to continuous asset in-flows and out-flows that can complicate portfolio management, whereas closed-end funds generally can stay more fully invested in securities consistent with the closed-end fund’s investment objectives and policies. In addition, in comparison to open-end funds, closed-end funds have greater flexibility in the employment of financial leverage and in the ability to make certain types of investments, including investments in illiquid securities.

However, stock of closed-end funds frequently trade at a discount from their NAV. In recognition of the possibility that the Common Stock might trade at a discount to NAV and that any such discount may not be in the interest of Common Stockholders, the Board, in consultation with the Investment Manager, from time to time may review possible actions to reduce any such discount. The Fund’s Board approved an open market repurchase and discount management policy (the “Program”). The Program allows the Fund to purchase, in the open market, its outstanding common stock, with the amount and timing of any repurchase determined at the discretion of the Fund’s investment manager. Such purchases may be made opportunistically at certain discounts to net asset value per share in the reasonable judgment of management based on historical discount levels and current market conditions. The Fund reports repurchase activity on the Fund’s website on a monthly basis. The Board might also consider other options to reduce the discount, such as tender offers for Common Stock at NAV. There can be no assurance, however, that the Board will decide to undertake any of these actions or that, if undertaken, such actions would result in the Common Stock trading at a price equal to or close to NAV. The Board might also consider the conversion of the Fund to an open-end mutual fund, which would also require a vote of the stockholders of the Fund. Conversion of the Fund to an open-end mutual fund would require approval by both (i) a majority of the Board and (ii) a vote of stockholders representing the lesser of (a) 67% or more of the outstanding voting securities of the Fund at a stockholder meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (b) more than 50% of the outstanding voting securities of the Fund.

The Fund may invest up to 20% of its total assets in illiquid securities for which there may be no or only a limited trading market and for which a low trading volume of a particular security may result in abrupt and erratic price movements. In order to meet redemptions upon request by stockholders, open-end funds typically cannot have more than 15% of their net assets in illiquid securities. Thus, if the Fund were to convert to an open-end fund, it would have to adopt a limitation on illiquid securities and may need to revise its investment objectives, strategies and policies. The composition of the Fund’s portfolio and/or its investment policies could prohibit the Fund from complying with regulations of the SEC applicable to open-end management investment funds absent significant changes in portfolio holdings, including with respect to certain illiquid securities, and investment policies. The Board believes, however, that the closed-end structure is desirable, given the Fund’s investment objective, strategies and policies. Investors should assume, therefore, that it is highly unlikely that the Board would vote to convert the Fund to an open-end investment company. Investors should note that the issuance of preferred stock to provide investment leverage could make a conversion to an open-end fund more difficult because of the voting rights of preferred stockholders, the costs of redeeming preferred shares and other factors. See “Description of Capital Structure.”

DIVIDEND REINVESTMENT AND OPTIONAL CASH PURCHASE PLAN

The information contained under the heading “Dividend Reinvestment and Optional Cash Purchase Plan” in the Fund’s [Annual Report] is incorporated herein by reference.

DESCRIPTION OF CAPITAL STRUCTURE

The Fund is a corporation organized under the laws of the State of Maryland pursuant to the Articles of Amendment and Restatement dated as of December 27, 1993 (the “Articles”) and Amended and Restated By-Laws dated as of November 8, 2005, as may be amended from time to time (the “By-Laws”). The Fund is authorized to issue one hundred million shares common stock, par value $0.001 per share of Common Stock. The outstanding shares of common stock are, and the shares of common stock offered hereby will be, duly authorized, fully paid and nonassessable. All shares of common stock are equal as to dividends, distributions and voting privileges. There are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of Common Stock is entitled to its proportion of the Fund’s assets after debts and expenses. There are no cumulative voting rights for the election of Directors. As a NYSE-listed company and as a Maryland corporation, the Fund is required to hold annual meetings of its stockholders. Under Maryland law, stockholders of the Fund are not liable for the Fund’s debts or obligations solely by reason of their status as stockholders.

Under Maryland law, a corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders holding at least two-thirds of the stock entitled to vote on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. The charter of the Fund provides for approval of these matters by a majority of all of the votes entitled to be cast on the matter, except in the circumstances described below under “— Special Voting Provisions.”

GENERAL

Set forth below is information with respect to the Fund’s outstanding securities as of [ ], 2024:

Title of Class	Amount Authorized	Amount Held by the Fund or for its Account	Amount Outstanding Exclusive of Common Stock Held by the Fund or for its Own Account
Common Stock	[ ]	[ ]	[ ]

COMMON STOCK

The Articles permit the Fund to issue one hundred million full and fractional shares of capital stock, which are initially classified as “Common Stock.” Each share of Common Stock represents an equal proportionate interest in the assets of the Fund with each other share of Common Stock in the Fund. Common Stockholders will be entitled to the payment of distributions when, as and if declared by the Board. The 1940 Act or the terms of any borrowings or preferred stock may limit the payment of distributions to the Common Stockholders. Common Stockholders shall be entitled to vote as to matters on which they are entitled to vote pursuant to the terms of the Articles of Amendment and Restatement in proportion to the number of shares of Common Stock held, including fractional shares of Common Stock. Common Stockholders shall be entitled to the same limitation of personal liability extended to common stockholders of private corporations for profit organized under the Maryland law.

The trading or “ticker” symbol of the Common Stock on the NYSE is “IFN.”

REPURCHASE OF COMMON STOCK

The Fund’s Board approved an open market repurchase and discount management policy (the “Program”). The Program allows the Fund to purchase, in the open market, its outstanding common stock, with the amount and timing of any repurchase determined at the discretion of the Fund’s investment manager. Such purchases may be made opportunistically at certain discounts to net asset value per share in the reasonable judgment of management based on historical discount levels and current market conditions. The Fund reports repurchase activity on the Fund’s website on a monthly basis.

PREFERRED STOCK

The Fund does not currently have any preferred stock outstanding.

The Fund’s charter provides that the Board may classify or reclassify any unissued shares of capital stock into one or more additional or other classes or series, with rights as determined by the Board, by action by the Board without the approval of the holders of common stock. Holders of common stock have no preemptive right to purchase any shares of preferred stock that might be issued. The terms of any preferred stock, including its dividend rate, liquidation preference and redemption provisions, will be determined by the Board, subject to applicable law and the Fund’s charter. Thus, the Board could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of the Fund’s common stock or otherwise be in their best interest.

Notes

The Fund does not currently have any notes outstanding.

The Articles authorize the issuance of debt securities or notes, with rights as determined by the Board, by action of the Board without the approval of the Common Stockholders. To the extent the Directors authorize the issuance of any notes, the Directors are also permitted to amend or supplement the Articles, as they deem appropriate. Any such amendment or supplement may set forth the rights, preferences, powers and privileges of such notes.

Under the 1940 Act, the Fund may only issue one class of senior securities representing indebtedness, which in the aggregate must have asset coverage immediately after the time of issuance of at least 300%. So long as notes are outstanding, additional debt securities must rank on a parity with notes with respect to the payment of interest and upon the distribution of the Fund’s assets.

A Prospectus Supplement relating to any notes will include specific terms relating to the offering. The terms to be stated in a Prospectus Supplement will include the following:

●	the form and title of the security;

●	the aggregate principal amount of the securities;

●	the interest rate of the securities;

●	whether the interest rate for the securities will be determined by auction or remarketing;

●	the maturity dates on which the principal of the securities will be payable;

●	the frequency with which auctions or remarketings, if any, will be held;

●	any changes to or additional events of default or covenants;

●	any minimum period prior to which the securities may not be called;

●	any optional or mandatory call or redemption provisions;

●	the credit rating of the notes;

●	if applicable, a discussion of the material U.S. federal income tax considerations applicable to the issuance of the notes; and

●	any other terms of the securities.

The Prospectus Supplement will describe the interest payment provisions relating to notes. Interest on notes will be payable when due as described in the related Prospectus Supplement. If the Fund does not pay interest when due, it will trigger an event of default and the Fund will be restricted from declaring dividends and making other distributions with respect to its common stock and preferred stock.

Under the requirements of the 1940 Act, immediately after issuing any notes the value of the Fund’s total assets, less certain ordinary course liabilities, must equal or exceed 300% of the amount of the notes outstanding. Other types of borrowings also may result in the Fund being subject to similar covenants in credit agreements.

Additionally, the 1940 Act requires that the Fund prohibit the declaration of any dividend or distribution (other than a dividend or distribution paid in the Fund’s common or preferred stock or in options, warrants or rights to subscribe for or purchase the Fund’s common or preferred stock) in respect of the Fund’s common or preferred stock, or call for redemption, redeem, purchase or otherwise acquire for consideration any such fund common or preferred stock, unless the Fund’s notes have asset coverage of at least 300% (200% in the case of a dividend or distribution on preferred stock) after deducting the amount of such dividend, distribution, or acquisition price, as the case may be. These 1940 Act requirements do not apply to any promissory note or other evidence of indebtedness issued in consideration of any loan, extension, or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed; however, any such borrowings may result in the Fund being subject to similar covenants in credit agreements. Moreover, the Indenture related to the notes could contain provisions more restrictive than those required by the 1940 Act, and any such provisions would be described in the related Prospectus Supplement.

Upon the occurrence and continuance of an event of default, the holders of a majority in principal amount of a series of outstanding notes or the director will be able to declare the principal amount of that series of notes immediately due and payable upon written notice to the Fund. A default that relates only to one series of notes does not affect any other series and the holders of such other series of notes will not be entitled to receive notice of such a default under the Indenture. Upon an event of default relating to bankruptcy, insolvency or other similar laws, acceleration of maturity will occur automatically with respect to all series. At any time after a declaration of acceleration with respect to a series of notes has been made, and before a judgment or decree for payment of the money due has been obtained, the holders of a majority in principal amount of the outstanding notes of that series, by written notice to the Fund and the director, may rescind and annul the declaration of acceleration and its consequences if all events of default with respect to that series of notes, other than the non-payment of the principal of that series of notes which has become due solely by such declaration of acceleration, have been cured or waived and other conditions have been met.

In the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to the Fund or to the Fund’s creditors, as such, or to the Fund’s assets, or (b) any liquidation, dissolution or other winding up of the Fund, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of the Fund, then (after any payments with respect to any secured creditor of the Fund outstanding at such time) and in any such event the holders of notes shall be entitled to receive payment in full of all amounts due or to become due on or in respect of all notes (including any interest accruing thereon after the commencement of any such case or proceeding), or provision shall be made for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of the notes, before the holders of any of the Fund’s common or preferred stock are entitled to receive any payment on account of any redemption proceeds, liquidation preference or dividends from such stock. The holders of notes shall be entitled to receive, for application to the payment thereof, any payment or distribution of any kind or character, whether in cash, property or securities, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of the Fund being subordinated to the payment of the notes, which may be payable or deliverable in respect of the notes in any such case, proceeding, dissolution, liquidation or other winding up event.

Unsecured creditors may include, without limitation, service providers including the Investment Manager, Custodian, administrator, auction agent, broker-dealers and the director, pursuant to the terms of various contracts with the Fund. Secured creditors may include without limitation parties entering into any interest rate swap, floor or cap transactions, or other similar transactions with the Fund that create liens, pledges, charges, security interests, security agreements or other encumbrances on the Fund’s assets.

A consolidation, reorganization or merger of the Fund with or into any other company, or a sale, lease or exchange of all or substantially all of the Fund’s assets in consideration for the issuance of equity securities of another company shall not be deemed to be a liquidation, dissolution or winding up of the Fund.

The notes have no voting rights, except as mentioned below and to the extent required by law or as otherwise provided in the Indenture relating to the acceleration of maturity upon the occurrence and continuance of an event of default. In connection with the notes or certain other borrowings (if any), the 1940 Act does in certain circumstances grant to the note holders or lenders certain voting rights. The 1940 Act requires that provision is made either (i) that, if on the last business day of each of twelve consecutive calendar months such notes shall have an asset coverage of less than 100%, the holders of such notes voting as a class shall be entitled to elect at least a majority of the members of the Fund’s Directors, such voting right to continue until such notes shall have an asset coverage of 110% or more on the last business day of each of three consecutive calendar months, or (ii) that, if on the last business day of each of twenty-four consecutive calendar months such notes shall have an asset coverage of less than 100%, an event of default shall be deemed to have occurred. It is expected that, unless otherwise stated in the related Prospectus Supplement, provision will be made that, if on the last business day of each of twenty-four consecutive calendar months such notes shall have an asset coverage of less than 100%, an event of default shall be deemed to have occurred. These 1940 Act requirements do not apply to any promissory note or other evidence of indebtedness issued in consideration of any loan, extension, or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed; however, any such borrowings may result in the Fund being subject to similar covenants in credit agreements. As reflected above, the Indenture relating to the notes may also grant to the note holders voting rights relating to the acceleration of maturity upon the occurrence and continuance of an event of default, and any such rights would be described in the related Prospectus Supplement.

DESCRIPTION OF SUBSCRIPTION RIGHTS

The Fund may issue subscription rights to holders of Common Stock to purchase Common Stock. Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with a subscription rights offering to holders of Common Stock, the Fund would distribute certificates evidencing the subscription rights and a Prospectus Supplement to the Fund’s common stockholders as of the record date that the Fund sets for determining the stockholders eligible to receive subscription rights in such subscription rights offering. For complete terms of the subscription rights, please refer to the actual terms of such subscription rights which will be set forth in the subscription rights agreement relating to such subscription rights and described in the Prospectus Supplement.

The applicable Prospectus Supplement, which would accompany this Prospectus, would describe the following terms of subscription rights in respect of which this Prospectus is being delivered:

●	the period of time the offering would remain open (which will be open a minimum number of days such that all record holders would be eligible to participate in the offering and will not be open longer than 120 days);

●	the title of such subscription rights;

●	the exercise price for such subscription rights (or method of calculation thereof);

●	the number of such subscription rights issued in respect of each share;

●	the number of rights required to purchase a single share;

●	the extent to which such subscription rights are transferable and the market on which they may be traded if they are transferable;

●	if applicable, a discussion of certain U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights;

●	the date on which the right to exercise such subscription rights will commence, and the date on which such right will expire (subject to any extension);

●	the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities and the terms of such over-subscription privilege;

●	any termination right the Fund may have in connection with such subscription rights offering;

●	the expected trading market, if any, for rights; and

●	any other terms of such subscription rights, including exercise, settlement and other procedures and limitations relating to the transfer and exercise of such subscription rights.

Exercise of Subscription Right

Each subscription right would entitle the holder of the subscription right to purchase for cash such number of shares at such exercise price as in each case is set forth in, or be determinable as set forth in the Prospectus Supplement relating to the subscription rights offered thereby. Subscription rights would be exercisable at any time up to the close of business on the expiration date for such subscription rights set forth in the Prospectus Supplement. After the close of business on the expiration date, all unexercised subscription rights would become void.

Upon expiration of the rights offering and the receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the Prospectus Supplement, the Fund would issue, as soon as practicable, the shares of Common Stock purchased as a result of such exercise. To the extent permissible under applicable law, the Fund may determine to offer any unsubscribed offered securities directly to persons other than stockholders, to or through agents, underwriters or dealers or through a combination of such methods, as set forth in the applicable Prospectus Supplement.

Transferable Rights Offering

Subscription rights issued by the Fund may be transferrable. The distribution to stockholders of transferable rights, which may themselves have intrinsic value, also will afford non-participating stockholders the potential of receiving cash payment upon the sale of the rights, receipt of which may be viewed as partial compensation for any dilution of their interests that may occur as a result of the rights offering. In a transferrable rights offering, management of the Fund will use its best efforts to ensure an adequate trading market in the rights for use by stockholders who do not exercise such rights. However, there can be no assurance that a market for transferable rights will develop or, if such a market does develop, what the price of the transferable rights will be. In a transferrable rights offering to purchase Common Stock at a price below net asset value, the subscription ratio will not be less than 1-for-3, that is the holders of Common Stock of record on the record date of the rights offering will receive one right for each outstanding share of Common Stock owned on the record date and the rights will entitle their holders to purchase one new share of Common Stock for every three rights held (provided that any Common Stockholder who owns fewer than three shares of Common Stock as of the record date may subscribe for one full share of Common Stock). Assuming the exercise of all rights, such a rights offering would result in an approximately 331⁄3% increase in the Fund’s Common Stock outstanding.

Additional Information on the Transferability of Rights.  The staff of the SEC has interpreted the 1940 Act as not requiring stockholder approval of a transferable rights offering to purchase Common Stock at a price below the then current net asset value so long as certain conditions are met, including: (i) a good faith determination by a fund’s board that such offering would result in a net benefit to existing stockholders; (ii) the offering fully protects stockholders’ preemptive rights and does not discriminate among stockholders (except for the possible effect of not offering fractional Rights); (iii) management uses its best efforts to ensure an adequate trading market in the rights for use by stockholders who do not exercise such rights; and (iv) the ratio of a transferable rights offering does not exceed one new share for each three rights held.

REVERSE REPURCHASE AGREEMENTS

Financial leverage may be achieved through entering into reverse repurchase agreements under which the Fund sells portfolio securities to financial institutions such as banks and broker-dealers and generally agrees to repurchase them at a mutually agreed future date and price. The 1940 Act generally limits the extent to which the Fund may utilize “uncovered” reverse repurchase agreements and borrowings, together with any other senior securities representing indebtedness, to 33 1/3 % of the Fund’s total assets at the time utilized. “Covered” reverse repurchase agreements will not be counted against the foregoing limits under the 1940 Act. A reverse repurchase agreement will be considered “covered” if the Fund segregates an amount of cash and/or liquid securities equal to the Fund’s obligations under such reverse repurchase agreement (or segregates such other amounts as may be permitted by the 1940 Act or SEC guidance from time to time); otherwise, a reverse repurchase agreement will be considered “uncovered.” The Fund may not cover a reverse repurchase agreement if it does not need to do so to comply with the foregoing 1940 Act requirements and, in the view of the Investment Manager, the assets that would have been used to cover could be better used for a different purpose.

ANTI-TAKEOVER AND CERTAIN OTHER PROVISIONS IN THE ARTICLES OF AMENDMENT AND RESTATEMENT AND BY-LAWS

The Fund presently has provisions in the Articles and By-Laws that are commonly referred to as “anti-takeover” provisions and may have the effect of limiting the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure.

First, a Director may be removed from office only for cause by vote of at least 75% of the shares entitled to be cast for the election of Directors.

Second, the affirmative vote of 75% of the entire Board is required to authorize the conversion of the Fund from a closed-end to an open-end investment company. The conversion also requires the affirmative vote of holders of at least 75% of the common stock unless it is approved by a vote of 75% of the Continuing Directors (as defined below), in which event such conversion requires the approval of the holders of a majority of the common stock. A “Continuing Director” for purposes of this section is any member of the Board of the Fund who:

●	is not a person or affiliate of a person who enters or proposed to enter into a business combination (as defined below) with the Fund (an “interested party”), and

●	who has been a member of the Board for a period of at least 12 months, or has been a member of the Board since February 1, 1994, or is a successor of a Continuing Director who is unaffiliated with an interested party and is recommended to succeed a Continuing Director by a majority of the Continuing Directors then on the Board of the Fund.

Third, the Board is classified into three classes, each with a term of three years with only one class of Directors standing for election in any year. Such classification may prevent replacement of a majority of the Directors for up to a two-year period. The affirmative vote of at least 75% of the shares will also be required to amend the charter or by-laws to change any of the provisions in this paragraph and the preceding two paragraphs.

Additionally, the affirmative vote of 75% of the entire Board and the holders of at least (i) 80% of the common stock and (ii) in the case of a business combination (as defined below), 66% of the common stock other than common stock held by an interested party who is (or whose affiliate is) a party to a business combination or an affiliate or associate of the interested party, are required to authorize any of the following transactions:

●	merger, consolidation or statutory share exchange of the Fund with or into any other person;

●	issuance or transfer by the Fund (in one or a series of transactions in any 12-month period) of any securities of the Fund to any person or entity for cash, securities or other property (or combination thereof) having an aggregate fair market value of $1,000,000 or more, excluding issuances or transfers of debt securities of the Fund, sales of securities of the Fund in connection with a public offering, issuances of securities of the Fund pursuant to a dividend reinvestment plan adopted by the Fund, issuances of securities of the Fund upon the exercise of any stock subscription rights distributed by the Fund, transfers by the Fund of securities or other property to a corporation, trust, partnership or other entity which is wholly owned by the Fund and portfolio transactions effected by the Fund in the ordinary course of its business;

●	sale, lease, exchange, mortgage, pledge, transfer or other disposition by the Fund (in one or a series of transactions in any 12-month period) to or with any person or entity of any assets of the Fund having an aggregate fair market value of $1,000,000 or more, excluding sales, exchanges, transfers or other dispositions by the Fund to any person or entity which is wholly owned by the Fund, and except for portfolio transactions (including pledges of portfolio securities in connection with borrowings) effected by the Fund in the ordinary course of its business (we refer to the transactions described in these first three bullets as “business combinations”);

●	the voluntary liquidation or dissolution of the Fund, or an amendment to the Fund’s charter to terminate the Fund’s existence; or

●	unless the 1940 Act or other federal law requires a lesser vote, any stockholder proposal as to specific investment decisions made or to be made with respect to the Fund’s assets as to which stockholder approval is required under federal or Maryland law.

However, the stockholder vote described above will not be required with respect to the foregoing transactions (other than those set forth in the fifth bullet above) if they are approved by a vote of 75% of the Continuing Directors. In that case, if Maryland law requires, the affirmative vote of a majority of the votes entitled to be cast thereon shall be required.

Additionally, any amendment to the Fund’s charter to amend, alter or repeal (or adopt any provision inconsistent with) the provisions of the charter relating to the purpose and powers of the Fund, the classification of the Board, removal of directors, the maximum number of directors, the special voting requirements discussed above, the perpetual existence of the Fund and amendment of the charter must be approved by at least 75% of the entire Board and the holders of at least 75% of the votes entitled to be cast on the matter.

The Fund’s by-laws contain provisions the effect of which is to prevent matters, including nominations of Directors, from being considered at a stockholders’ meeting where the Fund has not received notice of the matters at least 90 days but not more than 120 days prior to the first anniversary of the prior year’s annual meeting, in the case of an annual meeting, or 10 days following the date notice of such meeting is given by the Fund, in the case of a special meeting.

Reference is made to the charter and amended and restated by-laws of the Fund, each on file with the SEC, for the full text of these provisions. The percentage of votes required under these provisions, which is greater than the minimum requirements under Maryland law absent the elections described above or in the 1940 Act, will make more difficult a change in the Fund’s business or management and may have the effect of depriving stockholders of an opportunity to sell shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction.

PLAN OF DISTRIBUTION

The Fund may offer up to $[ ] in aggregate initial offering price of Common Stock, Preferred Stock, Notes or Rights from time to time under this Prospectus and any related Prospectus Supplement (1) directly to one or more purchases, including existing stockholders in a Rights offering; (2) through agents; (3) through underwriters; (4) through dealers; or (5) pursuant to the Fund’s dividend reinvestment and optional cash purchase plan. Each Prospectus Supplement relating to an offering of securities will state the terms of the offering, including:

●	the names of any agents, underwriters or dealers;
●	any sales loads or other items constituting underwriters’ compensation;
●	any discounts, commissions, or fees allowed or paid to dealers or agents;
●	the public offering or purchase price of the offered Securities and the net proceeds the Fund will receive from the sale; and
●	any securities exchange on which the offered Securities may be listed

Direct Sales

The Fund may sell Securities directly to, and solicit offers from, institutional investors or others who may be deemed to be underwriters as defined in the Securities Act for any resales of the securities. In this case, no underwriters or agents would be involved. The Fund may use electronic media, including the Internet, to sell offered securities directly. The Fund will describe the terms of any of those sales in a Prospectus Supplement.

By Agents

The Fund may offer Securities through agents that the Fund may designate. The Fund will name any agent involved in the offer and sale and describe any commissions payable by the Fund in the Prospectus Supplement. Unless otherwise indicated in the Prospectus Supplement, the agents will be acting on a best efforts basis for the period of their appointment.

By Underwriters

The Fund may offer and sell Securities from time to time to one or more underwriters who would purchase the Securities as principal for resale to the public, either on a firm commitment or best efforts basis. If the Fund sells Securities to underwriters, the Fund will execute an underwriting agreement with them at the time of the sale and will name them in the Prospectus Supplement. In connection with these sales, the underwriters may be deemed to have received compensation from the Fund in the form of underwriting discounts and commissions. The underwriters also may receive commissions from purchasers of Securities for whom they may act as agent. Unless otherwise stated in the Prospectus Supplement, the underwriters will not be obligated to purchase the Securities unless the conditions set forth in the underwriting agreement are satisfied, and if the underwriters purchase any of the Securities, they will be required to purchase all of the offered Securities. The underwriters may sell the offered Securities to or through dealers, and those dealers may receive discounts, concessions or commissions from the underwriters as well as from the purchasers for whom they may act as agent. Any public offering price and any discounts or concessions allowed or reallowed or paid to dealers may be changed from time to time.

In connection with an offering of Common Stock, if a Prospectus Supplement so indicates, the Fund may grant the underwriters an option to purchase additional Common Stock at the public offering price, less the underwriting discounts and commissions, within 45 days from the date of the Prospectus Supplement, to cover any overallotments.

By Dealers

The Fund may offer and sell Securities from time to time to one or more dealers who would purchase the securities as principal. The dealers then may resell the offered Securities to the public at fixed or varying prices to be determined by those dealers at the time of resale. The Fund will set forth the names of the dealers and the terms of the transaction in the Prospectus Supplement.

General Information

Agents, underwriters, or dealers participating in an offering of Securities may be deemed to be underwriters, and any discounts and commission received by them and any profit realized by them on resale of the offered Securities for whom they act as agent, may be deemed to be underwriting discounts and commissions under the Securities Act.

The Fund may offer to sell securities either at a fixed price or at prices that may vary, at market prices prevailing at the time of sale, at prices related to prevailing market prices or at negotiated prices.

To facilitate an offering of Common Stock in an underwritten transaction and in accordance with industry practice, the underwriters may engage in transactions that stabilize, maintain, or otherwise affect the market price of the Common Stock or any other Security. Those transactions may include overallotment, entering stabilizing bids, effecting syndicate covering transactions, and reclaiming selling concessions allowed to an underwriter or a dealer.

●	An overallotment in connection with an offering creates a short position in the common stock for the underwriter’s own account.

●	An underwriter may place a stabilizing bid to purchase the Common Stock for the purpose of pegging, fixing, or maintaining the price of the Common Stock.
●	Underwriters may engage in syndicate covering transactions to cover overallotments or to stabilize the price of the Common Stock by bidding for, and purchasing, the Common Stock or any other Securities in the open market in order to reduce a short position created in connection with the offering.
●	The managing underwriter may impose a penalty bid on a syndicate member to reclaim a selling concession in connection with an offering when the Common Stock originally sold by the syndicate member is purchased in syndicate covering transactions or otherwise.

Any of these activities may stabilize or maintain the market price of the Securities above independent market levels. The underwriters are not required to engage in these activities, and may end any of these activities at any time.

In connection with any Rights offering, the Fund may also enter into a standby underwriting arrangement with one or more underwriters pursuant to which the underwriter(s) will purchase Common Stock remaining unsubscribed for after the Rights offering.

Any underwriters to whom the offered Securities are sold for offering and sale may make a market in the offered Securities, but the underwriters will not be obligated to do so and may discontinue any market-making at any time without notice. There can be no assurance that there will be a liquid trading market for the offered Securities.

Under agreements entered into with the Fund, underwriters and agents may be entitled to indemnification by the Fund, the Investment Manager against certain civil liabilities, including liabilities under the Securities Act, or to contribution for payments the underwriters or agents may be required to make.

The underwriters, agents, and their affiliates may engage in financial or other business transactions with the Fund in the ordinary course of business.

Pursuant to a requirement of the Financial Industry Regulatory Authority, Inc. (“FINRA”) the maximum compensation to be received by any FINRA member or independent broker-dealer in connection with an offering of the Fund’s securities may not be greater than eight percent (8%) of the gross proceeds received by the Fund for the sale of any securities being registered pursuant to SEC Rule 415 under the Securities Act.

To the extent permitted under the 1940 Act and the rules and regulations promulgated thereunder, the underwriters may from time to time act as a broker or dealer and receive fees in connection with the execution of portfolio transactions on behalf of the Fund after the underwriters have ceased to be underwriters and, subject to certain restrictions, each may act as a broker while it is an underwriter.

A Prospectus and accompanying Prospectus Supplement in electronic form may be made available on the websites maintained by underwriters. The underwriters may agree to allocate a number of Securities for sale to their online brokerage account holders. Such allocations of Securities for internet distributions will be made on the same basis as other allocations. In addition, Securities may be sold by the underwriters to securities dealers who resell Securities to online brokerage account holders.

CUSTODIAN, DIVIDEND PAYING AGENT, TRANSFER AGENT AND REGISTRAR.

State Street serves as Custodian for the Fund. The Custodian holds cash, securities, and other assets of the Fund as required by the 1940 Act and also provides certain Fund accounting services. Custody and accounting fees are payable monthly based on assets held in custody, investment purchases and sales activity and other factors, plus reimbursement for certain out of pocket expenses. The principal business address of State Street is 1 Heritage Drive, 3rd Floor, North Quincy, Massachusetts 02171. Computershare, P.O. Box 505000, Louisville, KY 40233, acts as the Fund’s dividend paying agent, transfer agent and the registrar for the Fund’s Common Stock.

LEGAL OPINIONS

Certain legal matters in connection with the Common Stock will be passed on for the Fund by Dechert LLP.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The [financial statements as of and for the fiscal year ended December 31, 2023] are incorporated by reference in the SAI have been so incorporated in reliance on the report of [ ], an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. The principal place of business of [ ] is located at [ ]. [ ] provides audit services, tax return preparation, and consultation with respect to the preparation of filings with the SEC.

ADDITIONAL INFORMATION

This Prospectus concisely provides the information that a prospective investor should know about the Fund before investing. Investors are advised to read this Prospectus carefully and to retain it for future reference. Additional information about the Fund, including the SAI, dated [●], 2024, has been filed with the SEC and is incorporated by reference in its entirety into this prospectus. The SAI and the Fund’s annual and semi-annual reports and other information filed with the SEC, can be obtained upon request and without charge by writing to the Fund at 1900 Market Street, Suite 200, Philadelphia, PA 19103, by calling Investor Relations toll-free at 1-800-522-5465 or by visiting the Fund’s website at https://www.abrdnifn.com/. Investors may request the Fund’s SAI, annual and semi-annual reports and other information about the Fund or make Stockholder inquiries by calling Investor Relations toll-free at 1-800-522-5465 or by visiting https://www.abrdnifn.com/. In addition, the contact information provided above may be used to request additional information about the Fund and to make Stockholder inquiries. The SAI, other material incorporated by reference into this prospectus and other information about the Fund is also available on the SEC’s website at http://www.sec.gov. The address of the SEC’s website is provided solely for the information of prospective investors and is not intended to be an active link.

The information in this Statement of Additional Information is not complete and may be changed. The Fund may not sell these securities until the Registration Statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Subject to Completion Dated February 6, 2024

THE INDIA FUND, INC.

Statement of Additional Information

[●], 2024

This Statement of Additional Information (the “SAI”) provides additional information to the Prospectus for The India Fund, Inc. (the “Fund”) dated [●], 2024 as it may be amended from time to time. This SAI is not a prospectus and should only be read in conjunction with the Prospectus. You may obtain the Prospectus without charge by writing to the Fund at 1900 Market Street, Suite 200, Philadelphia, PA 19103, by calling Investor Relations toll-free at 1-800-522-5465 or by visiting the Fund’s website at https://www.abrdnifn.com/.

Investors in the Fund will be informed of the Fund’s progress through periodic reports. Financial statements certified by an independent registered public accounting firm will be submitted to Stockholders at least annually. Once available, copies of the reports to Stockholders may be obtained upon request, without charge, by contacting the Fund at the address or telephone number listed above.

Table of Contents

Investment objective, policies and risks	3

Investment restrictions	3

Management of the Fund	4

Portfolio transactions and brokerage allocation	8

Description of stock	10

Repurchase of Common Stock	11

Tax matters	12

Proxy voting policy and proxy voting record	19

Incorporation by reference	19

Financial Statements	19

Legal counsel	20

Additional information	20

Appendix A—Proxy voting guidelines	A-1

Investment objective, policies and risks

The following disclosure supplements the disclosure set forth under the caption “Investment Objective and Principal Investment Strategy” in the prospectus and does not, by itself, present a complete or accurate explanation of the matters disclosed. Readers must refer also to this caption in the prospectus for a complete presentation of the investment objective, policies and risks.

Investment Restrictions

The following restrictions, along with the Fund’s investment objective, its policy to invest at least 80% of the Fund’s total assets in the equity securities of Indian companies under normal market conditions, are, subject to the next sentence, the Fund’s only fundamental policies, that is, policies that cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities. In addition, as a matter of fundamental policy and notwithstanding any other fundamental investment policy or limitation, the Fund may invest all or a portion of its assets invested in India through a subsidiary, trust or other similar arrangement (including a branch) established by the Fund at any such time that the Board of the Fund determines that it is in the best interests of the Fund’s stockholders. As used in here, a “majority of the Fund’s outstanding voting securities” means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares. The other policies and investment restrictions referred to in this report are not fundamental policies of the Fund and may be changed by the Fund’s Board without stockholder approval. If a percentage restriction set forth below is adhered to at the time a transaction is effected, later changes in any percentage resulting from any cause other than actions by the Fund will not be considered a violation.

Under its fundamental restrictions, the Fund may not:

1.	purchase any securities that would cause 25% or more of the value of its total assets at the time of such purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, except that there is no limitation with respect to investment in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities;

2.	issue senior securities or borrow money, except for (a) senior securities (including borrowing money, margin transactions if the margin securities are owned and entering into reverse repurchase agreements, or any similar transactions) not in excess of 25% of its total assets (including the amount borrowed) and (b) borrowings of up to 5% of its total assets (including the amount borrowed) for temporary or emergency purposes (including for the clearance of transactions, repurchase of its shares or payment of dividends), without regard to the amount of senior securities outstanding under clause (a). However, with respect to the above, the Fund’s obligations under when-issued and delayed delivery and similar transactions and reverse repurchase agreements are not treated as senior securities if covering assets are appropriately segregated, and the use of hedging shall not be treated as involving the issuance of a “senior security” or a “borrowing.” Also, for purposes of clauses (a) and (b) above, the term “total assets” shall be calculated after giving effect to the net proceeds of senior securities issued by the Fund reduced by any liabilities and indebtedness not constituting senior securities, except for such liabilities and indebtedness as are excluded from treatment as senior securities by this second bullet. The Fund’s obligations under interest rate, currency and equity swaps are not treated as senior securities;

3.	purchase or sell commodities or commodity contracts, including futures contracts and options thereon, except that the Fund may engage in hedging, as described in the section titled “Additional Investment Activities – Hedging”;

4.	make loans, except that: (1) the Fund may (a) purchase and hold debt instruments (including bonds, debentures or other obligations and certificates of deposit, bankers’ acceptances and fixed time deposits) in accordance with its investment objective and policies, (b) enter into repurchase agreements with respect to portfolio securities and (c) make loans of portfolio securities; and (2) delays in the settlement of securities transactions will not be considered loans;

5.	underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter;

6.	purchase real estate, real estate mortgage loans or real estate limited partnership interests (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein);

7.	purchase securities on margin, except (1) as provided in the second bullet above and (2) (a) for delayed delivery or when-issued transactions, (b) such short-term credits as are necessary for the clearance of transactions and (c) margin deposits in connection with transactions in futures contracts, options on futures contracts, options on securities and securities indices and currency transactions); or

8.	invest for the purpose of exercising control over the management of any company.

3

For purposes of the above restrictions on senior securities and as further described above under “Additional Investment Activities – Asset Coverage Requirements,” the 1940 Act requires the Fund to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the Fund incurs the indebtedness. Short sales of securities, reverse repurchase agreements, use of margin, sales of put and call options on specific securities or indices, investments in certain other types of instruments (including certain derivatives, such as swap agreements) and the purchase and sale of securities on a when-issued or forward commitment basis may be deemed to constitute indebtedness subject to this requirement.

For purposes of the above restrictions on loans of portfolio securities and as further described above under “Additional Investment Activities – Loans of Portfolio Securities” in the [Annual Report for the fiscal year ended December 31, 2023], the Fund may make loans of portfolio securities if liquid assets in an amount at least equal to the current market value of the securities lent (including accrued interest thereon) plus the interest payable to the Fund with respect to the loan is maintained by the Fund in a segregated account.

Management of the Fund

Directors and Officers

The business and affairs of the Fund are managed under the direction of the Board and the Fund’s officers appointed by the Board. The tables below list the directors and officers of the Fund and their present positions and principal occupations during the past five years. The business address of the Fund, its Board members and officers and the Investment Manager is 1900 Market Street, Suite 200, Philadelphia, PA 19103, unless specified otherwise below. The term “Fund Complex” includes each of the registered investment companies advised by the Investment Manager or their affiliates as of the date of this SAI. Directors serve three-year terms or until their successors are duly elected and qualified. Officers are annually elected by the directors.

The information contained under the heading “Management of the Fund” in the Fund’s [Annual Report] is incorporated herein by reference.

Risk Oversight

The information contained under the heading “Responsibilities of the Board of Directors” in the Fund’s definitive proxy statement on Schedule 14A for the Fund’s 2023 annual meeting of shareholders, filed with the SEC on April 14, 2023 (“Proxy Statement”) is incorporated herein by reference.

Experience of Directors

Each Director was selected to join the Board based on a variety of factors including, but not limited to, the Director’s ability to carry out his or her duties as a Director, the Director’s background, business and professional experience, qualifications and skills. Each Director possesses the following specific characteristics: Ms. Kumar has financial and accounting experience as the chief financial officer of other companies and experience as a board member of private equity funds; Ms. Yao has financial and research analysis experience in and covering the Asia region and experience in world affairs; Mr. Rubio has business and academic experience as president of a not-for-profit think tank focused on Mexico’s economic and democratic development and has served as a board member of other investment companies; Mr. Goodson has financial and research analysis experience; and Mr. Salacuse has academic and foreign affairs experience and has served as a board member of other investment companies. The Board has determined that Ms. Kumar is an “audit committee financial expert”.

Compensation

The following table sets forth information regarding compensation of Directors by the Fund and by the Fund Complex of which the Fund is a part for the fiscal year ended December 31, 2023. Officers of the do not receive any compensation directly from the Fund or any other fund in the Fund Complex for performing their duties as officers.

Name of Director	Aggregate Compensation from Fund for Fiscal Year Ended December 31, 2023	Total Compensation From Fund and Fund Complex Paid To Directors
Nisha Kumar	$62,126	$62,126
Nancy Yao	$62,126	$322,841
Jeswald W. Salacuse	$80,139	$80,139
Luis F. Rubio	$62,126	$62,126
Alan Goodson*	N/A	N/A

*Mr. Goodson is considered an Interested Director.

4

Board and Committee Structure

The information contained under the headings “Responsibilities of the Board of Directors,” “Audit Committee” and “Nominating Committee” in the Fund’s Proxy Statement is incorporated herein by reference.

Stockholder Communications

The Fund has adopted procedures by which Fund stockholders may send communications to the Board. Stockholders may mail written communications to the Board to the attention of Directors of The India Fund, Inc., c/o the Fund’s Chief Legal Officer, 1900 Market Street, Suite 200, Philadelphia, PA 19103. Stockholder communications must (i) be in writing and be signed by the stockholder and (ii) identify the number of shares held by the stockholder. The Chief Legal Officer of the Fund is responsible for reviewing properly submitted stockholder communications. The Chief Legal Officer shall either (i) provide a copy of each properly submitted stockholder communication to the Board at its next regularly scheduled board meeting or (ii) if the Chief Legal Officer determines that the communication requires more immediate attention, forward the communication to the Directors promptly after receipt. The Chief Legal Officer may, in good faith, determine that a stockholder communication should not be provided to the Board because it does not reasonably relate to the Fund or its operations, management, activities, policies, service providers, Board, officers, stockholders or other matters relating to an investment in the Fund or is otherwise ministerial in nature. These procedures shall not apply to (i) any communication from an officer or Director of the Fund, (ii) any communication from an employee or agent of the Fund, unless such communication is made solely in such employee’s or agent’s capacity as a stockholder of the Fund, or (iii) any stockholder proposal submitted pursuant to Rule 14a-8 under the 1934 Act or any communication made in connection with such a proposal.

Director Beneficial Ownership of Securities

As of the date of this SAI, the Fund’s trustees and executive officers, as a group, [owned less than 1% of the Fund’s outstanding shares of Common Stock. The information as to ownership of securities which appears below is based on statements furnished to the Fund by its trustees and executive officers.]

As of December 31, 2023, the dollar range of equity securities owned beneficially by each trustee in the Fund and in all registered investment companies overseen by the trustee within the same family of investment companies as the Fund appears in the chart below. The following key relates to the dollar ranges in the chart:

A. None
B. $1 — $10,000
C. $10,001 — $50,000
D. $50,001 — $100,000
E. over $100,000

Name of Director	Dollar Range of Equity Securities Owned(1)	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Director or Nominee in the Family of Investment Companies(2)
Independent Director:
Nisha Kumar	[ ]	[ ]
Nancy Yao	[ ]	[ ]
Jeswald W. Salacuse	[ ]	[ ]
Luis F. Rubio	[ ]	[ ]
Interested Director:	[ ]	[ ]
Alan Goodson	[ ]	[ ]

5

Codes of Ethics

The Fund and the Investment Manager have each adopted a code of ethics under Rule 17j-1 of the 1940 Act governing the personal securities transactions of their respective personnel. Under each code of ethics, personnel may invest in securities for their personal accounts (including securities that may be purchased or held by the Fund), subject to certain general restrictions and procedures. Copies of these Codes of Ethics are on the EDGAR Database on the SEC’s internet web site at www.sec.gov.

Beneficial Ownership

Based upon filings made with the SEC as of the date hereof, the following table shows certain information concerning persons who may be deemed beneficial owners of 5% or more of a class of shares of the Fund because they possessed or shared voting or investment power with respect to the Fund’s shares:

Name and Address	Number of Shares Beneficially Owned	Percentage of Shares
[ ]	[ ]	[ ]	%

The Investment Manager

The Investment Manager provides day-to-day investment management services to the Fund. abrdn Asia Limited serves as the Investment Manager to the Fund. abrdn Asia is located at 7 Straits View #23-04 Marina One East Tower, Singapore 018936. abrdn Asia is an indirect wholly owned subsidiary of abrdn plc which managed or administered approximately $632.2 billion in assets as of June 30, 2023.

Advisory Agreement

The Fund and the Investment Manager are parties to an investment management agreement (the “Advisory Agreement”). Under the Advisory Agreement, the Fund retains the Investment Manager to act as the investment adviser for and to manage the investment and reinvestment of the assets of the Fund in accordance with the Fund’s investment objectives and policies and limitations, and to manage the day-to-day business and affairs of the Fund (except with respect to matters in the charge of the Fund’s chief compliance officer or other service providers retained by the Fund), for the period and on the terms set forth in the Advisory Agreement.

Under an advisory agreement, the Investment Manager receives an annual fee, at an annual rate of: (i) 1.10% for the first $500 million of the Fund’s average weekly Managed Assets; (ii) 0.90% for the next $500 million of the Fund’s average weekly Managed Assets; (iii) 0.85% for the next $500 million of the Fund’s average weekly Managed Assets; and (iv) 0.75% for the Fund’s average weekly Managed Assets in excess of $1.5 billion. Managed Assets is defined in the investment management agreement as net assets plus the amount of any borrowings for investment purposes.

The Fund pays all of its expenses including, among others, legal fees and expenses of counsel to the Fund and the Fund’s independent directors; insurance (including directors’ and officers’ errors and omissions insurance); auditing and accounting expenses; taxes and governmental fees; listing fees; dues and expenses incurred in connection with membership in investment company organizations; fees and expenses of the Fund’s custodians, administrators, transfer agents, registrars and other service providers; expenses for portfolio pricing services by a pricing agent, if any; other expenses in connection with the issuance, offering and underwriting of shares or debt instruments issued by the Fund or with the securing of any credit facility or other loans for the Fund; expenses relating to investor and public relations; expenses of registering or qualifying securities of the Fund for public sale; brokerage commissions and other costs of acquiring or disposing of any portfolio holding of the Fund; expenses of preparation and distribution of reports, notices and dividends to stockholders; expenses of the dividend reinvestment and optional cash purchase plan (except for brokerage expenses paid by participants in such plan); compensation and expenses of directors; costs of stationery; any litigation expenses; and costs of stockholders’ and other meetings.

6

The Advisory Agreement continues for an initial term of two (2) years and may be continued thereafter from year to year provided such continuance is specifically approved at least annually in the manner required by the 1940 Act. The Advisory Agreement may be terminated at any time without payment of penalty by the Fund or by the Investment Manager upon 60 days’ written notice. The Advisory Agreement will automatically terminate in the event of its assignment, as defined under the 1940 Act. Under the Advisory Agreement, the Investment Manager is permitted to provide investment advisory services to other clients.

For the fiscal years ended December 31, 2021, 2022 and 2023, the Investment Manager earned gross advisory fees of $6,865,163, $5,846,518, and $5,363,266, respectively.

The Advisory Agreement provides that the Investment Manager will not be liable for any error of judgment or mistake of law, or for any act or omission or any loss suffered by the Fund in connection with matters to which the Advisory Agreement relates, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Manager in the performance of its duties (“disabling conduct”) and provides for indemnification by the Fund of the Investment Manager for any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) not resulting from disabling conduct by the Investment Manager, subject to certain limitations and conditions.

The Administrator

abrdn Inc., an affiliate of abrdn Asia and located at 1900 Market Street, Suite 200, Philadelphia, PA 19103, serves as the Fund’s administrator and receives a fee payable monthly by the Fund at an annual fee rate of 0.08% of the value of the Fund’s average monthly net assets.

For the fiscal years ended December 31, 2021, 2022 and 2023, abrdn Inc. earned $521,348, $431,376 and $390,526, respectively from the Fund for administration services.

State Street Bank and Trust Company (“State Street”) serves as sub-administrator of the Fund and is paid by abrdn Inc. out of the fees it receives as the Fund’s administrator.

Custodian, Dividend Paying Agent, Transfer Agent and Registrar

State Street serves as custodian (the “Custodian”) for the Fund. State Street also provides accounting services to the Fund. Computershare Trust Company, N.A. serves as transfer agent for the Fund.

Investor Relations Provider

Under the terms of the Investor Relations Services Agreement, abrdn Inc. provides and/or engages third parties to provide investor relations services to the Fund and certain other funds advised by abrdn Asia or its affiliates as part of an Investor Relations Program. Under the Investor Relations Services Agreement, the Fund owes a portion of the fees related to the Investor Relations Program (the “Fund’s Portion”). However, investor relations services fees are limited by abrdn Inc. so that the Fund will only pay up to an annual rate of 0.05% of the Fund’s weekly net assets per annum. Any difference between the capped rate of 0.05% of the Fund’s average net assets per annum and the Fund’s Portion is paid for by abrdn Inc.

Pursuant to the terms of the Investor Relations Services Agreement, abrdn Inc. (or third parties engaged by abrdn Inc.) among other things, provides objective and timely information to stockholders based on publicly-available information; provides information efficiently through the use of technology while offering stockholders immediate access to knowledgeable investor relations representatives; develops and maintains effective communications with investment professionals from a wide variety of firms; creates and maintains investor relations communication materials such as fund manager interviews, films and webcasts, publishes white papers, magazine articles and other relevant materials discussing the Fund’s investment results, portfolio positioning and outlook; develops and maintains effective communications with large institutional stockholders; responds to specific stockholder questions; and reports activities and results to the Board and management detailing insight into general stockholder sentiment.

During the fiscal year ended December 31, 2023, the Fund incurred investor relations fees of approximately $145,703. [For the fiscal year ended December 31, 2023, abrdn Inc. did not contribute to the investor relations fees for the Fund because the Fund’s contribution was below 0.05% of the Fund’s average weekly net assets on an annual basis.]

Portfolio Management

The information contained under “Item 8. Portfolio Managers of Closed-End Management Investment Companies” in the Fund’s [Annual Report] is incorporated herein by reference.

7

James Thom, Flavia Cheong, Kristy Fong, and Yoojeong Oh are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

Potential Conflicts of Interest of the Investment Manager

The Investment Manager and its affiliates (collectively referred to herein as “abrdn”) serve as investment advisers for multiple clients, including the Fund and other investment companies registered under the 1940 Act and private funds (such clients are also referred to below as “accounts”). The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. However, the Investment Manager believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, the Investment Manager has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

In some cases, another account managed by the same portfolio manager may compensate abrdn based on the performance of the portfolio held by that account. The existence of such a performance-based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.

Another potential conflict could include instances in which securities considered as investments of the Fund also may be appropriate for other investment accounts managed by the Investment Manager or its affiliates. Whenever decisions are made to buy or sell securities for the Fund and one or more of the other accounts simultaneously, the Investment Manager may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Investment Manager that the benefits from the policies outweigh any disadvantage that may arise from exposure to simultaneous transactions. The Fund has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

From time to time, the Investment Manager may seed proprietary accounts for the purpose of evaluating a new investment strategy that eventually may be available to clients through one or more product structures. Such accounts also may serve the purpose of establishing a performance record for the strategy. The management by the Investment Manager of accounts with proprietary interests and nonproprietary client accounts may create an incentive to favor the proprietary accounts in the allocation of investment opportunities, and the timing and aggregation of investments. The Investment Manager proprietary seed accounts may include long-short strategies, and certain client strategies may permit short sales. A conflict of interest arises if a security is sold short at the same time as a long position, and continuous short selling in a security may adversely affect the stock price of the same security held long in client accounts. The Investment Manager have adopted various policies to mitigate these conflicts.

The Investment Manager or their respective members, officers, directors, employees, principals or affiliates may come into possession of material, non-public information. The possession of such information may limit the ability of the Fund to buy or sell a security or otherwise to participate in an investment opportunity. Situations may occur where the Fund could be disadvantaged because of the investment activities conducted by the Investment Manager for other clients, and the Investment Manager will not employ information barriers with regard to its operations on behalf of its registered and private funds, or other accounts. In certain circumstances, employees of the Investment Manager may serve as board members or in other capacities for portfolio or potential portfolio companies, which could restrict the Fund’s ability to trade in the securities of such companies.

Portfolio transactions and brokerage allocation

The Investment Manager is responsible for decisions to buy and sell securities and other investments for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. In transactions on stock and commodity exchanges in the United States, these commissions are negotiated, whereas on foreign stock and commodity exchanges these commissions are generally fixed and are generally higher than brokerage commissions in the United States. In the case of securities traded on the OTC markets or for securities traded on a principal basis, there is generally no commission, but the price includes a spread between the dealer’s purchase and sale price. This spread is the dealer’s profit. In underwritten offerings, the price includes a disclosed, fixed commission or discount. Most short term obligations are normally traded on a “principal” rather than agency basis. This may be done through a dealer (e.g., a securities firm or bank) who buys or sells for its own account rather than as an agent for another client, or directly with the issuer.

8

Except as described below, the primary consideration in portfolio security transactions is best execution of the transaction (i.e., execution at a favorable price and in the most effective manner possible). “Best execution” encompasses many factors affecting the overall benefit obtained by the client account in the transaction including, but not necessarily limited to, the price paid or received for a security, the commission charged, the promptness, available liquidity and reliability of execution, the confidentiality and placement accorded the order, and customer service. Therefore, “best execution” does not necessarily mean obtaining the best price alone but is evaluated in the context of all the execution services provided. The Investment Manager has freedom as to the markets in and the broker-dealers through which they seek this result, except where mandates have restrictions in place.

Subject to the primary consideration of seeking best execution and as discussed below, securities may be bought or sold through broker-dealers who have furnished statistical, research, corporate access, and other information or services to the Investment Manager. SEC regulations provide a “safe harbor” that allows an investment adviser to pay for research and brokerage services with commission dollars generated by client transactions. Effective with the implementation of Markets in Financial Instruments Directive II (“MiFID II”), the Investment Manager absorbs all research costs and will generally no longer rely on the “safe harbor” under Section 28(e) of the Securities Exchange Act of 1934.

There may be occasions when portfolio transactions for a Fund are executed as part of concurrent authorizations to purchase or sell the same security for trusts or other accounts (including other mutual funds) served by the Investment Manager or by an affiliated company thereof. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to a Fund, they are affected only when the Investment Manager believes that to do so is in the interest of the Fund. When such concurrent authorizations occur, the executions will be allocated in an equitable manner in accordance with the Investment Manager’s trade allocation policies and procedures.

In purchasing and selling investments for the Fund, it is the policy of the Investment Manager to seek best execution through responsible broker-dealers. The determination of what may constitute best execution in a securities transaction by a broker involves a number of considerations, including the overall direct net economic result to the Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all when a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions in the future, the professionalism of the broker, and the financial strength and stability of the broker. These considerations are judgmental and are weighed by the Investment Manager in determining the overall reasonableness of securities executions and commissions paid. In selecting broker-dealers, the Investment Manager will consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security or asset to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker dealer’s firm; the broker-dealer’s execution services, rendered on a continuing basis; and the reasonableness of any commissions.

With respect to FX transactions, different considerations or circumstances may apply, particularly with respect to Restricted Market FX. FX transactions executed for the Fund are divided into two main categories: (1) Restricted Market FX and (2) Unrestricted Market FX. Restricted Market FX are required to be executed by a local bank in the applicable market. Unrestricted Market FX are not required to be executed by a local bank. The Investment Manager or third-party agent execute Unrestricted Market FX relating to trading decisions. The Fund’s custodian executes all Restricted Market FX because it has local banks or relationships with local banks in each of the restricted markets where custodial client accounts hold securities. Unrestricted Market FX relating to the repatriation of dividends and/or income/expense items not directly relating to trading may be executed by the Investment Manager or by the Fund’s custodian due to the small currency amount and lower volume of such transactions. The Fund, the Investment Manager has limited ability to negotiate prices at which certain FX transactions are customarily executed by the Fund’s custodian, i.e., transactions in Restricted Market FX and repatriation transactions.

The Investment Manager may cause the Fund to pay a broker-dealer a commission that is in excess of the commission another broker-dealer would have received for executing the transaction if it is determined to be consistent with the Investment Manager’s obligation to seek best-execution pursuant to the standards described above.

9

Under the 1940 Act, “affiliated persons” of the Fund are prohibited from dealing with it as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. However, the Fund may purchase securities from underwriting syndicates of which a sub-adviser (if applicable) or any of its affiliates, as defined in the 1940 Act, is a member under certain conditions, in accordance with Rule 10f-3 under the 1940 Act.

The Fund contemplates that, consistent with the policy of seeking to obtain best execution, brokerage transactions may be conducted through “affiliated brokers or dealers,” as defined in rules under the 1940 Act. Under the 1940 Act, commissions paid by the Fund to an “affiliated broker or dealer” in connection with a purchase or sale of securities offered on a securities exchange may not exceed the usual and customary broker’s commission. Accordingly, it is the Fund’s policy that the commissions to be paid to an affiliated broker-dealer must, in the judgment of the Investment Manager, be (1) at least as favorable as those that would be charged by other brokers having comparable execution capability and (2) at least as favorable as commissions contemporaneously charged by such broker or dealer on comparable transactions for the broker’s or dealer’s unaffiliated customers. The Investment Manager does not necessarily deem it practicable or in the Fund’s best interests to solicit competitive bids for commissions on each transaction. However, consideration regularly is given to information concerning the prevailing level of commissions charged on comparable transactions by other brokers during comparable periods of time.

Neither the Fund nor the Investment Manager has an agreement or understanding with a broker-dealer, or other arrangements to direct the Fund’s brokerage transactions to a broker-dealer because of the research services such broker provides to the Fund or the Investment Manager. While the Investment Manager does not have arrangements with any broker-dealers to direct such brokerage transactions to them because of research services provided, the Investment Manager may receive research services from such broker-dealers. The dollar amount of transactions and related commissions for transactions paid to a broker from which the Investment Manager also received research services for the fiscal year ended December 31, 2023 are in the table below:

	Total Dollar Amount of Transactions		Total Commissions Paid on Such Transactions
$	[ ]	$	[ ]

During the fiscal years ended December 31, 2023, 2022 and 2021, the following brokerage commissions were paid by the Fund:

	Year ended December 31,
	($000 omitted)
	2023		2022		2021
$	[ ]	$	[ ]	$	[ ]

[During the fiscal year ended December 31, 2023, Fund did not hold any investments in securities of its regular broker-dealers (as defined in Rule 10b-1 under the 1940 Act).]

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. The rate of portfolio turnover in the fiscal years ended December 31, 2023 and December 31, 2022 was 22% and 24%, respectively.

Description of stock

Common Stock

The Fund’s Common Stock are described in the prospectus. The Fund intends to hold annual meetings of stockholders so long as the Common Stock are listed on a national securities exchange and such meetings are required as a condition to such listing.

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Preferred Stock

The terms of any preferred stock issued by the Fund, including their dividend rate, voting rights, liquidation preference and redemption provisions, will be determined by the Board (subject to applicable law and the Fund’s Articles) if and when it authorizes an offering of preferred stock. The rights, preferences, powers and privileges of such preferred stock may be set forth in an amendment or supplement to the Fund’s Articles of Incorporation.

If the Board determines to proceed with an offering of preferred stock, the terms of the preferred stock may be the same as, or different from, the terms described in the prospectus, subject to applicable law and the Fund’s Articles of Incorporation. The Board, without the approval of the Common Stockholders, may authorize an offering of preferred stock or may determine not to authorize such an offering, and may fix the terms of the preferred stock to be offered.

Other Stock

The Board (subject to applicable law and the Fund’s Articles of Incorporation) may authorize an offering, without the approval of the holders of either Common Stock or preferred stock, of other classes of stock, or other classes or series of stock, as they determine to be necessary, desirable or appropriate, having such terms, rights, preferences, privileges, limitations and restrictions as the Board sees fit. The Fund currently does not expect to issue any other classes of stock, or series of stock, except for the Common Stock, and possibly, the preferred stock.

Repurchase of Common Stock

The Fund is a closed-end management investment company and as such its Common Stockholders will not have the right to cause the Fund to redeem their Common Stock. Instead, the Fund’s Common Stock trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), NAV, call protection, dividend stability, relative demand for and supply of such Common Stock in the market, general market and economic conditions and other factors. Because stock of a closed-end investment company may frequently trade at prices lower than NAV, the Board may consider actions that might be taken to reduce or eliminate any material discount from NAV in respect of Common Stock, which may include the repurchase of such Common Stock in the open market or in private transactions, the making of a tender offer for such Common Stock or the conversion of the Fund to an open-end investment company. The Board has authorized repurchases of Common Stock through open market transactions if deemed necessary or desirable in reducing the discount from NAV in the market price of Common Stock, provided that the Fund may not repurchase more than 10% of its outstanding Common Stock in any calendar year. The Board may decide not to take any of the other aforementioned actions. In addition, there can be no assurance that Common Stock repurchases or tender offers, if undertaken, will reduce market discount.

Notwithstanding the foregoing, at any time when the Fund has preferred stock outstanding, the Fund may not purchase, redeem or otherwise acquire any of its Common Stock unless (1) all accrued preferred share dividends have been paid and (2) at the time of such purchase, redemption or acquisition, the NAV of the Fund’s portfolio (determined after deducting the acquisition price of the Common Stock) is at least 200% of the liquidation value of the outstanding preferred stock (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon). Any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering Common Stockholders.

Subject to its investment restrictions, the Fund may borrow to finance the repurchase of Common Stock or to make a tender offer. Interest on any borrowings to finance Common Stock repurchase transactions or the accumulation of cash by the Fund in anticipation of Common Stock repurchases or tenders will reduce the Fund’s net income. Any Common Stock repurchase, tender offer or borrowing that might be approved by the Board would have to comply with the Exchange Act, the 1940 Act and the rules and regulations thereunder.

The Fund’s Board approved an open market repurchase and discount management policy (the “Program”). The Program allows the Fund to purchase, in the open market, its outstanding common stock, with the amount and timing of any repurchase determined at the discretion of the Investment Manager. Such purchases may be made opportunistically at certain discounts to NAV per share in the reasonable judgment of management based on historical discount levels and current market conditions.

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The Board currently has no intention to take any other action in response to a discount from NAV. Further, it is the Board’s intention not to authorize repurchases of Common Stock or a tender offer for such Common Stock if: (1) such transactions, if consummated, would (a) result in the delisting of the Common Stock from the NYSE or (b) impair the Fund’s status as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”) (which would make the Fund a taxable entity, causing the Fund’s income to be taxed at the trust level in addition to the taxation of stockholders who receive dividends from the Fund) or as a registered closed-end investment company under the 1940 Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund’s investment objectives and policies in order to repurchase Common Stock; or (3) there is, in the Board’s judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the NYSE, (c) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by U.S. or New York banks, (d) material limitation affecting the Fund or the issuers of its portfolio securities by Federal or state authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement or continuation of war, armed hostilities or other international or national calamity directly or indirectly involving the United States or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Fund or its Common Stockholders if Common Stock were repurchased. Even in the absence of such conditions, the Board may decline to take action in response to a discount from NAV of the Common Stock. The Board may in the future modify these conditions in light of experience.

The repurchase by the Fund of its Common Stock at prices below NAV will result in an increase in the NAV of those Common Stock that remain outstanding. However, there can be no assurance that Common Stock repurchases or tender offers at or below NAV will result in the Fund’s Common Stock trading at a price equal to their NAV.

In addition, a purchase by the Fund of its Common Stock will decrease the Fund’s Managed Assets which would likely have the effect of increasing the Fund’s expense ratio. Any purchase by the Fund of its Common Stock at a time when preferred stock are outstanding will increase the leverage applicable to the outstanding Common Stock then remaining.

Before deciding whether to take any action if the Common Stock trade below NAV, the Board would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action that might be taken on the Fund or its Common Stockholders and market considerations. Based on these considerations, even if the Fund’s Common Stock should trade at a discount, the Board may determine that, in the interest of the Fund and its Common Stockholders, no action should be taken.

Tax matters

The following is a description of the material U.S. federal income tax considerations affecting the Fund and the material U.S. federal income tax consequences of owning and disposing of Common Stock. The discussion below provides general tax information related to an investment in Common Stock, but this discussion does not purport to be a complete description of the U.S. federal income tax consequences of an investment in the Common Stock. It is based on the Code and United States Treasury regulations thereunder and administrative pronouncements, all as of the date hereof, any of which is subject to change, possibly with retroactive effect. In addition, it does not describe all of the tax consequences that may be relevant in light of a Common Stockholder’s particular circumstances, including alternative minimum tax consequences and tax consequences applicable to Common Stockholders subject to special tax rules, such as certain financial institutions; dealers or traders in securities who use a mark-to-market method of tax accounting; persons holding Common Stock as part of a hedging transaction, wash sale, conversion transaction or integrated transaction or persons entering into a constructive sale with respect to the Common Stock; entities classified as partnerships or other pass-through entities for U.S. federal income tax purposes; real estate investment trusts; insurance companies; U.S. holders (as defined below) whose functional currency is not the U.S. dollar; or tax-exempt entities, including “individual retirement accounts” or “Roth IRAs.” Unless otherwise noted, the following discussion applies only to a Common Stockholder that holds Common Stock as a capital asset and is a U.S. holder. A “U.S. holder” is a holder who, for U.S. federal income tax purposes, is a beneficial owner of Common Stock and is (i) an individual who is a citizen or resident of the United States; (ii) a corporation, or other entity taxable as a corporation, created or organized in or under the laws of the United States, any state therein or the District of Columbia; (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source; or (iv) a trust if it (x) is subject to the primary supervision of a court within the United States and one or more U.S. persons have the authority to control all substantial decisions of the trust or (y) has a valid election in effect under applicable United States Treasury regulations to be treated as a U.S. person. Tax laws are complex and often change, and Common Stockholders should consult their tax advisors about the U.S. federal, state, local or non-U.S. tax consequences of an investment in the Fund.

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Taxation of the Fund

The Fund has elected to be treated as and intends to continue to qualify in each taxable year as a regulated investment company (a “RIC”) under Subchapter M of the Code. To qualify as a RIC for any taxable year, the Fund must, among other things, satisfy both an income test and an asset test for such taxable year. Specifically, (i) at least 90% of the Fund’s gross income for such taxable year must consist of dividends; interest; payments with respect to certain securities loans; gains from the sale or other disposition of stock, securities or foreign currencies; other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and net income derived from interests in “qualified publicly traded partnerships” (such income, “Qualifying RIC Income”) and (ii) the Fund’s holdings must be diversified so that, at the end of each quarter of such taxable year, (a) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, securities of other RICs, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund’s total assets is invested (x) in securities (other than U.S. government securities or securities of other RICs) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses or (y) in the securities of one or more “qualified publicly traded partnerships.” The Fund’s share of income derived from a partnership other than a “qualified publicly traded partnership” will be treated as Qualifying RIC Income only to the extent that such income would have constituted Qualifying RIC Income if derived directly by the Fund. A “qualified publicly traded partnership” is generally defined as an entity that is treated as a partnership for U.S. federal income tax purposes if (i) interests in such entity are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof and (ii) less than 90% of its gross income for the relevant taxable year consists of Qualifying RIC Income. The Code provides that the Treasury Department may by regulation exclude from Qualifying RIC Income foreign currency gains that are not directly related to the RIC’s principal business of investing in stock or securities (or options and futures with respect to stock or securities). The Fund anticipates that, in general, its foreign currency gains will be directly related to its principal business of investing in stock and securities.

As a RIC, the Fund generally is not subject to U.S. federal income tax on its “investment company taxable income” and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes (including amounts that are reinvested) to its stockholders, provided that it distributes on a timely basis with respect to each taxable year at least 90% of its “investment company taxable income” and its net tax-exempt interest income for such taxable year. In general, a RIC’s “investment company taxable income” for any taxable year is its taxable income, determined without regard to net capital gain and with certain other adjustments. The Fund distributes, and intends to continue to distribute, all of its “investment company taxable income,” net tax-exempt interest income (if any) and net capital gain on an annual basis. Any taxable income, including any net capital gain, that the Fund does not distribute to its stockholders in a timely manner will be subject to U.S. federal income tax at regular corporate rates.

If the Fund retains any net capital gains for reinvestment, it may elect to treat such capital gains as having been distributed to its stockholders. If the Fund makes such an election, each stockholder will be required to report its share of such undistributed net capital gain as long-term capital gain and will be entitled to claim its share of the U.S. federal income taxes paid by the Fund on such undistributed net capital gain as a credit against its own U.S. federal income tax liability, if any, and to claim a refund on a properly filed U.S. federal income tax return to the extent that the credit exceeds such liability. In addition, each stockholder will be entitled to increase the adjusted tax basis of its Common Stock by the difference between its share of such undistributed net capital gain and the related credit. There can be no assurance that the Fund will make this election if it retains all or a portion of its net capital gain for a taxable year.

In determining its net capital gain, including in connection with determining the amount available to support a capital gain dividend, its taxable income and its earnings and profits, the Fund generally may elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion, if any, of the taxable year after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to any such portion of the taxable year) or late-year ordinary loss (generally, the sum of its (i) net ordinary loss, if any, from the sale, exchange or other taxable disposition of property, attributable to the portion, if any, of the taxable year after October 31, and its (ii) other net ordinary loss, if any, attributable to the portion, if any, of the taxable year after December 31) as if incurred in the succeeding taxable year.

The Fund is generally permitted to carry forward a net capital loss in any taxable year to offset its own capital gains, if any. These amounts are available to be carried forward to offset future capital gains to the extent permitted by the Code and applicable tax regulations. Any such loss carryforwards will retain their character as short-term or long-term. In the event that the Fund were to experience an ownership change as defined under the Code, the capital loss carryforwards and other favorable tax attributes of the Fund, if any, may be subject to limitation.

A RIC will be subject to a nondeductible 4% excise tax on certain amounts that it fails to distribute during each calendar year. In order to avoid this excise tax, a RIC must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary taxable income (taking into account certain deferrals and elections) for the calendar year; (ii) 98.2% of its capital gain net income for the one-year period ended on October 31 of the calendar year and (iii) any ordinary income and capital gains for previous years that were not distributed during those years. For purposes of determining whether the Fund has met this distribution requirement, (i) certain ordinary gains and losses that would otherwise be taken into account for the portion of the calendar year after October 31 will be treated as arising on January 1 of the following calendar year and (ii) the Fund will be deemed to have distributed any income or gains on which it paid U.S. federal income tax in the taxable year ending within the relevant calendar year. The Fund intends generally to make distributions sufficient to permit it to avoid the imposition of this excise tax, but there can be no assurance in this regard.

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If the Fund failed to qualify as a RIC or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be subject to U.S. federal income tax at regular corporate rates on its taxable income, including its net capital gain, even if such income were distributed to its stockholders, and all distributions out of earnings and profits would be taxed to stockholders as ordinary dividend income. Such distributions generally would be eligible for the dividends-received deduction in the case of corporate stockholders and may also be eligible for treatment by non-corporate stockholders as “qualified dividend income,” provided in each case that certain holding period and other requirements were satisfied. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (any of which could be subject to interest charges) before re-qualifying for taxation as a RIC. If the Fund fails to satisfy the income test or diversification test described above, however, it may in certain circumstances be able to avoid losing its status as a RIC by timely providing notice of such failure to the Internal Revenue Service, curing such failure and possibly paying an additional tax.

Income, proceeds and gains received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries, which will reduce the return on those investments. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. If, at the close of its taxable year, more than 50% of the value of the Fund’s total assets consists of securities of foreign corporations, including for this purpose foreign governments, the Fund will be permitted to make an election under the Code that will allow Common Stockholders a deduction or credit for foreign taxes paid by the Fund. In such a case, Common Stockholders will include in gross income from foreign sources their pro rata shares of such taxes. A Common Stockholder’s ability to claim an offsetting foreign tax credit or deduction in respect of such foreign taxes is subject to certain conditions and limitations imposed by the Code, which may result in the Common Stockholder’s not receiving a full credit or deduction (if any) for the amount of such taxes. Generally, under U.S. law, capital gains realized by U.S. residents are treated as U.S. source income, however, under certain circumstances, capital gains realized by U.S. residents that are taxed in India may be treated as foreign source income. Common Stockholders who do not itemize on their U.S. federal income tax returns may claim a credit (but not a deduction) for such foreign taxes. If the Fund does not qualify for or chooses not to make such an election, Common Stockholders will not be entitled separately to claim a credit or deduction for U.S. federal income tax purposes with respect to foreign taxes paid by the Fund; in that case the foreign tax will nonetheless reduce the Fund’s taxable income. Even if the Fund elects to pass through to its Common Stockholders foreign tax credits or deductions, tax-exempt Common Stockholders and those who invest in the Fund through tax-advantaged accounts such as individual retirement accounts will not benefit from any such tax credit or deduction. Common Stockholders should consult their own tax advisors with respect to the foregoing rules.

The Fund may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies (“PFICs”). In general, a foreign company is classified as a PFIC if at least 50% of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. In general, under the PFIC rules, an “excess distribution” received with respect to PFIC stock is treated as having been realized ratably over the period during which the Fund held the PFIC stock. The Fund will be subject to tax on the portion, if any, of the excess distribution that is allocated to its holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Fund distributes the corresponding income to Common Stockholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.

The Fund may be eligible to elect alternative tax treatment with respect to PFIC stock. Under such an election, the Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Treasury regulations generally treat income inclusion from a PFIC with respect to which the Fund has made such an election as Qualifying RIC Income if (i) there is a current distribution out of the earnings and profits of the PFIC that are attributable to such income inclusion or (ii) such income inclusion is derived with respect to the Fund’s business of investing in stock, securities, or currencies.

Alternatively, the Fund may be able to elect to mark to market its PFIC stock, resulting in any unrealized gains at year end being treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of the PFIC’s shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years with respect to stock in the same PFIC.

Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject the Fund to tax on certain income from PFIC stock, the amount that must be distributed to Common Stockholders, and which will be taxed to Common Stockholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock.

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Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Furthermore, foreign exchange control regulations may restrict the ability of the Fund to repatriate investment income or the proceeds of sales of securities. These restrictions and limitations may limit the Fund’s ability to make sufficient distributions to satisfy the 90% distribution requirement and avoid the 4% excise tax.

If the Fund utilizes leverage through the issuance of preferred stock or borrowings, it will be prohibited from declaring a distribution or dividend if it would fail the applicable asset coverage test(s) under the 1940 Act after the payment of such distribution or dividend. In addition, certain covenants in credit facilities or indentures may impose greater restrictions on the Fund’s ability to declare and pay dividends on Common Stock. See “Investment objectives and principal investment strategy.” Limits on the Fund’s ability to pay dividends on Common Stock may prevent the Fund from meeting the distribution requirements described above, and may therefore jeopardize the Fund’s qualification for taxation as a RIC or subject the Fund to income or excise tax on undistributed income. The Fund will endeavor to avoid restrictions on its ability to make dividend payments. If the Fund is precluded from making distributions on the Common Stock because of any applicable asset coverage requirements, the terms of the preferred stock (if any) may provide that any amounts so precluded from being distributed, but required to be distributed for the Fund to meet the distribution requirements for qualification as a RIC, will be paid to the holders of the preferred stock as a special distribution. This distribution can be expected to decrease the amount that holders of preferred stock would be entitled to receive upon redemption or liquidation of the stock.

The Fund may invest in certain options, futures or forward currency contracts to hedge the Fund’s portfolio or for any other permissible purposes consistent with the Fund’s investment objective. If the Fund makes these investments, it could be required to mark-to-market these contracts and realize any unrealized gains and losses at its fiscal year end even though it continues to hold the contracts. Under these rules, gains or losses on the contracts generally would be treated as 60% long-term and 40% short-term gains or losses, but gains or losses on certain foreign currency contracts would be treated as ordinary income or losses. In determining its net income for excise tax purposes, the Fund also would be required to mark-to-market these contracts annually as of October 31 (for capital gain net income and ordinary income arising from certain foreign currency contracts), and to realize and distribute any resulting income and gains.

The Fund’s entry into a short sale transaction or an option or other contract could be treated as the “constructive sale” of an “appreciated financial position,” causing it to realize gain, but not loss, on the position.

Some of the investments that the Fund is expected to make, such as investments in debt securities that are treated as issued with original issue discount, will cause the Fund to recognize income or gain for U.S. federal income tax purposes prior to the receipt of any corresponding cash or other property. Because the distribution requirements described above will apply to this income, the Fund may be required to borrow money or dispose of other securities at disadvantageous times in order to make the relevant distributions.

Certain of the Fund’s investments are expected to be subject to special U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions; (ii) convert lower-taxed long-term capital gain or qualified dividend income into higher-taxed short-term capital gain or ordinary income; (iii) convert an ordinary loss or a deduction into a capital loss, the deductibility of which is more limited; (iv) adversely affect when a purchase or sale of stock or securities is deemed to occur; (v) adversely alter the intended characterization of certain complex financial transactions; (vi) cause the Fund to recognize income or gain without a corresponding receipt of cash and (vii) produce income that will not constitute Qualifying RIC Income. The application of these rules could cause the Fund to be subject to U.S. federal income tax or the nondeductible 4% excise tax and, under certain circumstances, could affect the Fund’s status as a RIC. The Fund monitors its investments and may make certain tax elections in order to mitigate the effect of these provisions. Moreover, there may be uncertainty as to the appropriate treatment of certain of the Fund’s investments for U.S. federal income tax purposes. In particular, the U.S. federal income tax treatment of investments in debt securities that are rated below investment grade is uncertain in various respects.

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Distributions

Distributions of the Fund’s ordinary income and net short-term capital gains will, except as described below with respect to distributions of “qualified dividend income,” generally be taxable to the Common Stockholders as ordinary income to the extent such distributions are paid out of the Fund’s current or accumulated earnings and profits, as determined for U.S. federal income tax purposes. Distributions (or deemed distributions, as described above), if any, of net capital gains will be taxable as long-term capital gains, regardless of the length of time the Common Stockholder has owned Common Stock. The ultimate tax characterization of the Fund’s distributions made in a taxable year cannot be determined until after the end of the taxable year. As a result, there is a possibility that the Fund may make total distributions during a taxable year in an amount that exceeds the current and accumulated earnings and profits of the Fund. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits will be treated by a Common Stockholder as a return of capital that will be applied against and reduce the Common Stockholder’s basis in its Common Stock. To the extent that the amount of any such distribution exceeds the Common Stockholder’s basis in its Common Stock, the excess will be treated as gain from a sale or exchange of the Common Stock. If the Fund issues preferred stock, its earnings and profits must be allocated first to such preferred stock, and then to the Common Stock, in each case on a pro rata basis.

Certain of the Fund’s investments will be subject to special U.S. federal income tax provisions that may affect the character, increase the amount and/or accelerate the timing of income earned by the Fund.

Dividends distributed by the Fund to a corporate Common Stockholder will qualify for the dividends-received deduction only to the extent that the dividends consist of distributions of qualifying dividends received by the Fund. In addition, any such dividends-received deduction will be disallowed or reduced if the corporate Common Stockholder fails to satisfy certain requirements, including a holding period requirement, with respect to its Common Stock. Given the Fund’s investment strategy, it is not expected that a large portion of the distributions made by the Fund will be eligible for the dividends-received deduction in the case of corporate Common Stockholders.

Distributions of “qualified dividend income” to an individual or other non-corporate Common Stockholder made or deemed made by the Fund will be subject to tax at reduced maximum rates (depending on whether the Common Stockholder’s income exceeds certain threshold amounts), provided that the Common Stockholder meets certain holding period and other requirements with respect to its Common Stock. “Qualified dividend income” generally includes dividends from domestic corporations and dividends from foreign corporations that meet certain specified criteria. Dividends from PFICs are not eligible to be treated as qualified dividend income. Income dividends earned by the Funds on non-qualified foreign securities will continue to be taxed at the higher ordinary income tax rate.

Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional Common Stock. If the Common Stock are trading below NAV, Common Stockholders receiving distributions in the form of additional Common Stock will be treated as receiving a distribution in the amount of cash that they would have received if they had elected to receive the distribution in cash. If the Fund issues additional Common Stock with a fair market value equal to or greater than NAV, however, Common Stockholders will be treated as receiving a distribution in the amount of the fair market value of the distributed Common Stock.

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Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to Common Stockholders of record on a specified date in one of those months, and paid during the following January, will be treated as having been distributed by the Fund (and received by Common Stockholders) on December 31 of the year in which declared.

The Internal Revenue Service currently requires that a RIC that has two or more classes of stock allocate to each class proportionate amounts of each type of its income (such as ordinary income, capital gains and dividends qualifying for the dividends-received deduction) based upon the percentage of total dividends paid to each class for the tax year. Accordingly, if the Fund issues preferred stock, the Fund will allocate capital gain dividends and dividends qualifying for the dividends-received deduction, if any, between its Common Stock and shares of preferred stock in proportion to the total dividends paid to each class with respect to such tax year.

Common Stockholders will be notified annually as to the U.S. federal tax status of distributions, and Common Stockholders receiving distributions in the form of additional Common Stock will receive a report as to the NAV of those Common Stock.

Medicare Tax

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceed certain threshold amounts.

Sale or Exchange of Common Stock

A Common Stockholder may recognize capital gain or loss on the sale or other disposition of Common Stock. Different tax consequences may apply for tendering and non-tendering Common Stockholders in connection with a repurchase offer. For example, if a Common Stockholder does not tender all of his or her Common Stock, such repurchase may not be treated as a sale or exchange for U.S. federal income tax purposes and may result in deemed distributions to non-tendering Common Stockholders. On the other hand, Common Stockholders holding Common Stock as capital assets who tender all of their Common Stock (including Common Stock deemed owned by Common Stockholders under constructive ownership rules) will be treated as having sold their Common Stock and generally will recognize capital gain or loss. The amount of the gain or loss will be equal to the difference between the amount realized and the Common Stockholder’s adjusted tax basis in the relevant Common Stock. Such gain or loss generally will be a long-term gain or loss if the Common Stockholder’s holding period for such Common Stock is more than one (1) year. Under current law, net capital gains recognized by non-corporate Common Stockholders are generally subject to reduced maximum rates, depending on whether the Common Stockholder’s income exceeds certain threshold amounts.

Losses realized by a Common Stockholder on the sale or exchange of Common Stock held for six months or less will be treated as long-term capital losses to the extent of any distribution of long-term capital gain received (or deemed received, as discussed above) with respect to such Common Stock. In addition, no loss will be allowed on a sale or other disposition of Common Stock if the Common Stockholder acquires, or enters into a contract or option to acquire, Common Stock within 30 days before or after the disposition. In such a case, the basis of the securities acquired will be adjusted to reflect the disallowed loss.

Reporting of adjusted cost basis information for covered securities, which generally include shares of a regulated investment company acquired after January 1, 2012, is required to the Internal Revenue Service and to taxpayers. Common Stockholders should contact their financial intermediaries with respect to reporting of cost basis and available elections for their accounts.

Tax Shelter Reporting Regulations

Under U.S. Treasury regulations, if a Common Stockholder recognizes losses with respect to Common Stock of $2 million or more for an individual Common Stockholder or $10 million or more for a corporate Common Stockholder, the Common Stockholder must file with the Internal Revenue Service a disclosure statement on Internal Revenue Service Form 8886. Direct owners of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, stockholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to stockholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Stockholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

17

Backup Withholding and Information Reporting

Information returns will be filed with the Internal Revenue Service in connection with payments on the Common Stock and the proceeds from a sale or other disposition of the Common Stock. A Common Stockholder will be subject to backup withholding (currently, at a rate of 24%) on all such payments if it fails to provide the payor with its correct taxpayer identification number (generally on an Internal Revenue Service Form W-9) and to make required certifications or otherwise establish an exemption from backup withholding. Corporate Common Stockholders and certain other Common Stockholders generally are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld pursuant to these rules may be credited against the applicable Common Stockholder’s U.S. federal income tax liability, provided the required information is timely furnished to the Internal Revenue Service.

Non-U.S. Common Stockholders

The U.S. federal income taxation of a Common Stockholder that is a nonresident alien individual, a foreign trust or estate or a foreign corporation, as defined for U.S. federal income tax purposes (a “non-U.S. Common Stockholder”) depends on whether the income that the Common Stockholder derives from the Fund is “effectively connected” with a U.S. trade or business carried on by the Common Stockholder.

If the income that a non-U.S. Common Stockholder derives from the Fund is not “effectively connected” with a U.S. trade or business carried on by such non-U.S. Common Stockholder, distributions of “investment company taxable income” will generally be subject to a U.S. federal withholding tax at a rate of 30% (or a lower rate under an applicable treaty). Furthermore, non-U.S. Common Stockholders may be subject to U.S. tax at the rate of 30% (or lower treaty rate) of the income resulting from the Fund’s election to treat any foreign taxes paid by it as paid by Common Stockholders, but will not be able to claim a credit or deduction for the foreign taxes as having been paid by them unless they file U.S. tax returns.

Properly reported dividends received by a nonresident alien or foreign entity are generally exempt from U.S. federal withholding tax when they (a) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, reduced by expenses that are allocable to such income), or (b) are paid in connection with the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). However, depending on the circumstances, the Fund may report all, some or none of the Fund’s potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and a portion of the Fund’s distributions (e.g., interest from non-U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding.

A non-U.S. Common Stockholder whose income from the Fund is not “effectively connected” with a U.S. trade or business (or, if an income tax treaty is applicable, is not attributable to a permanent establishment maintained by the non-U.S. Common Stockholder in the United States) will generally be exempt from U.S. federal income tax on capital gain dividends, any amounts retained by the Fund that are reported as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund. If, however, such a non-U.S. Common Stockholder is a nonresident alien individual and is physically present in the United States for 183 days or more during the taxable year and meets certain other requirements, such capital gain dividends, undistributed capital gains and gains from the sale or exchange of Common Stock will be subject to U.S. tax.

If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a non-U.S. Common Stockholder (and, if an income tax treaty is applicable, is attributable to a permanent establishment maintained by the non-U.S. Common Stockholder in the United States), any distributions of “investment company taxable income,” any capital gain dividends, any amounts retained by the Fund that are reported as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund will be subject to U.S. income tax, on a net income basis, in the same manner, and at the graduated rates applicable to, U.S. persons. If such a non-U.S. Common Stockholder is a corporation, it may also be subject to the U.S. branch profits tax.

A non-U.S. Common Stockholder may be subject to backup withholding on net capital gain distributions that are otherwise exempt from withholding tax or on distributions that would otherwise be taxable at a reduced treaty rate if such Common Stockholder does not certify its non-U.S. status under penalties of perjury or otherwise establish an exemption.

A non-U.S. Stockholder may also be subject to U.S. estate tax with respect to their Fund shares.

The tax consequences to a non-U.S. Common Stockholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non-U.S. Common Stockholders are advised to consult their tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

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In addition, the Fund is required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and determine certain other information as to their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to either provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply. Under some circumstances, a foreign stockholder may be eligible for refunds or credits of such taxes.

Other Taxes

Common Stockholders may be subject to state, local and non U.S. taxes on their Fund distributions. Common Stockholders are advised to consult their tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

Proxy voting policy and proxy voting record

The Board has delegated the day-to-day responsibility to the Investment Manager to vote the Fund’s proxies. Proxies are voted by the Investment Manager pursuant to the Board approved proxy guidelines, a copy of which as currently in effect as of the date of this SAI is attached hereto as Appendix A.  Also attached hereto in Appendix A is the Investment Manager’s Listed Company Stewardship Guidelines, which among other things, expands upon how the Investment Manager approaches environmental, social and governance issues when engaging with company management and voting proxies.

Information on how the Fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ending June 30 is available: (i) upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465, or (ii) on the SEC’s website at http://www.sec.gov.

Incorporation by reference

This SAI is part of a Registration Statement that the Fund has filed with the SEC. The Fund is permitted to “incorporate by reference” the information that it files with the SEC, which means that the Fund can disclose important information to you by referring you to those documents. The information incorporated by reference is an important part of this SAI, and later information that the Fund files with the SEC will automatically update and supersede this information.

The documents listed below, and any reports and other documents subsequently filed with the SEC pursuant to Rule 30(b)(2) under the 1940 Act and Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act, prior to the termination of the offering, are incorporated by reference into this SAI and deemed to be part of this SAI from the date of the filing of such reports and documents:

●	[the Fund’s Annual Report on Form N-CSR for the fiscal year ended December 31, 2023, filed with the SEC on [ ], 2024 (“Annual Report”)];

●	the Fund’s definitive proxy statement on Schedule 14A for our 2023 annual meeting of stockholders, filed with the SEC on April 14, 2023 (“Proxy Statement”); and

To obtain copies of these filings, see “Additional Information.”

Financial Statements

The Fund’s financial statements for the fiscal year ended December 31, 2023, together with the report thereon of [ ], an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting, are incorporated in this SAI by reference to the Fund’s [December 31, 2023 Annual Report]. The address of [ ] is [ ]. [ ] provides audit services, tax return preparation, and consultation with respect to the preparation of filings with the SEC.

A copy of the Fund’s [2023 Annual Report] and June 30, 2023 Semi-Annual Report is available at the SEC’s website at www.sec.gov.

19

Legal counsel

Counsel to the Fund is Dechert LLP.

Additional information

The Prospectus and this SAI do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. The Fund will provide without charge to each person, including any beneficial owner, to whom this SAI is delivered, upon written or oral request, a copy of any and all of the information that has been incorporated by reference in this SAI or the Prospectus or any accompanying Prospectus Supplement. You may request such information by calling Investor Relations toll-free at 1-800-522-5465, or you may obtain a copy (and other information regarding the Fund) from the SEC’s website (www.sec.gov). Free copies of the Fund’s Prospectus, SAI and any incorporated information will also be available from the Fund’s website at https://www.abrdnifn.com/. Information contained on the Fund’s website is not incorporated by reference into this SAI, the Prospectus or any Prospectus Supplement and should not be considered to be part of this SAI, the Prospectus or any Prospectus Supplement.

20

Appendix A—Proxy voting guidelines

U.S. Registered Advisers (the “abrdn Advisers”)

Proxy Voting Guidelines

Effective as of October 26, 2022

Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) requires the abrdn Advisers to vote proxies in a manner consistent with clients’ best interest and must not place its interests above those of its clients when doing so. It requires the abrdn Advisers to: (i) adopt and implement written policies and procedures that are reasonably designed to ensure that the abrdn Advisers vote proxies in the best interest of the clients, and (ii) to disclose to the clients how they may obtain information on how the abrdn Advisers voted proxies. In addition, Rule 204-2 requires the abrdn Advisers to keep records of proxy voting and client requests for information.

As registered investment advisers, the abrdn Advisers have an obligation to vote proxies with respect to securities held in its client portfolios in the best interests of the clients for which it has proxy voting authority.

The abrdn Advisers are committed to exercising responsible ownership with a conviction that companies adopting best practices in corporate governance will be more successful in their core activities and deliver enhanced returns to stockholders.

The abrdn Advisers have adopted a proxy voting policy. The proxy voting policy is designed and implemented in a way that is reasonably expected to ensure that proxies are voted in the best interests of clients.

Resolutions are analysed by a member of our regional investment teams or our Active Ownership Team and votes instructed following consideration of our policies, our views of the company and our investment insights. To enhance our analysis, we will often engage with a company prior to voting to understand additional context and explanations, particularly where there is a deviation from what we believe to be best practice.

Where contentious issues arise in relation to motions put before a stockholders’ meeting, abrdn Advisers will usually contact the management of the company to exchange views and give management the opportunity to articulate its position. The long-term nature of the relationships that we develop with investee company boards should enable us to deal with any concerns that we may have over strategy, the management of risk or governance practices directly with the chairman or senior independent director. In circumstances where this approach is unsuccessful, abrdn Advisers are prepared to escalate their intervention by expressing their concerns through the company’s advisers, through interaction with other stockholders or attending and speaking at General Meetings.

In managing third party money on behalf of clients, there are a limited number of situations where potential conflicts of interest could arise in the context of proxy voting. One case is where funds are invested in companies that are either clients or related parties of clients. Another case is where one fund managed by abrdn invests in other funds managed by abrdn.

For cases involving potential conflicts of interest, abrdn Advisers have implemented procedures to ensure the appropriate handling of proxy voting decisions. The guiding principle of abrdn Advisers’ conflicts of interest policy is simple – to exercise our right to vote in the best interests of the clients on whose behalf we are managing funds.

We employ ISS as a service provider to facilitate electronic voting. We require ISS to provide recommendations based on our own set of parameters to tailored abrdn’s assessment and approach but remain conscious always that all voting decisions are our own on behalf of our clients. We consider ISS’s recommendations and those based on our custom parameters as input to our voting decisions. We make use of the ISS standard research and recommendations and those based on our own custom policy as input to our voting decisions. Where our analysts make a voting decision that is different from the recommendations based on our custom policy they will provide a rationale for such decisions which will be made publicly available in our voting disclosures.

In order to make proxy voting decisions, an abrdn analyst will assess the resolutions at general meetings in our active investment portfolios. This analysis will be based on our knowledge of the company, but will also make use of the custom and standard recommendations provided by ISS as described above. The product of this analysis will be final voting decision instructed through ISS applied to all funds for which abrdn have been appointed to vote. For funds managed by a sub-adviser, we may delegate to the sub-adviser the authority to vote proxies; however, the sub-adviser will be required to either follow our policies and procedures or to demonstrate that their policies and procedures are consistent with ours, or otherwise implemented in the best interest of clients.

A-1

There may be certain circumstances where abrdn may take a more limited role in voting proxies. We will not vote proxies for client accounts in which the client contract specifies that abrdn will not vote. We may abstain from voting a client proxy if the voting is uneconomic or otherwise not in clients’ best interests. For companies held only in passively managed portfolios the abrdn custom recommendations provided by ISS will be used to automatically apply our voting approach; we have scope to intervene to test that this delivers appropriate results, and will on occasions intrude to apply a vote more fully in clients’ best interests. If voting securities are part of a securities lending program, we may be unable to vote while the securities are on loan. However, we have the ability to recall shares on loan or to restrict lending when required, in order to ensure all shares have voted. In addition, certain jurisdictions may impose share-blocking restrictions at various times which may prevent abrdn from exercising our voting authority.

We recognize that there may be situations in which we vote at a company meeting where we encounter a conflict of interest. Such situations include:

●	where a portfolio manager owns the holding in a personal account

●	An investee company that is also a segregated client

●	An investee company where an executive director or officer of our company is also a director of that company

●	An investee company where an employee of abrdn is a director of that company

●	A significant distributor of our products

●	Any other companies which may be relevant from time to time

In order to manage such conflicts of interests, we have established procedures to escalate decision-making so as to ensure that our voting decisions are based on our clients’ best interests and are not impacted by any conflict.

The implementation of this policy, along with conflicts of interest, will be reviewed periodically by the Active Ownership team. abrdn’s Global ESG Principles & Voting Policies are published on our website.

To the extent that an abrdn Adviser may rely on sub-advisers, whether affiliated or unaffiliated, to manage any client portfolio on a discretionary basis, the abrdn Adviser may delegate responsibility for voting proxies to the sub-adviser. However, such sub-advisers will be required either to follow these Policies and Procedures or to demonstrate that their proxy voting policies and procedures are consistent with these Policies and Procedures or otherwise implemented in the best interests of the abrdn Advisers’ clients. Clients that have not granted abrdn voting authority over securities held in their accounts will receive their proxies in accordance with the arrangements they have made with their service providers.

As disclosed in Part 2A of each abrdn Adviser’s Form ADV, a client may obtain information on how its proxies were voted by requesting such information from its abrdn Adviser. Unless specifically requested by a client in writing, and other than as required for the Funds, the abrdn Advisers do not generally disclose client-specific proxy votes to third parties.

Our proxy voting records are available per request and on the SEC’s website at SEC.gov.

On occasions when it is deemed to be a fiduciary for an ERISA client’s assets, abrdn will vote the Plan assets in accordance with abrdn’s Proxy Voting Policy and in line with DOL guidance.

A-2

Listed Company ESG Principles & Voting Policies

February 2023

abrdn.com

Contents

Introduction	3	Dividends	14
Our expectations	3	Share Capital	14
Our approach to stewardship	3	Share Issuance	15
Engagement	4	Buyback	15
Proxy Voting	5	Related Party Transactions	15
Voting Process	5	Article/Bylaw amendments	15
Governance	6	Anti-Takeover Defences	15
Strategy	7	Voting Rights	16
Board of Directors	7	General Meetings	16
Board Composition	7	Sustainability	17
Leadership	7	The Environment	18
Independence	8	Labour and employment	19
Succession Planning & Refreshment	8	Human rights	19
Diversity	8	Business ethics	20
Directors' Time Commitment	9	Environmental & Social Resolutions	21
Board Committees	9	Management Proposals	22
Director Accountability	10	Shareholder Proposals	22
Reporting	11	Climate Change	23
Political Donations & Lobbying	11	Diversity & Inclusion	23
Risk & Audit	12	Human Rights	24
Remuneration	12	Corporate Lobbying & Political Contributions	24
Investor Rights	14	Nuclear Energy	24
Corporate Transactions	14

Listed Company ESG Principles & Voting Policies	2

Introduction

Active Ownership and Environmental, Social & Governance (ESG) considerations are a driver of our investment process, our investment activity, our client journey and our corporate influence.

Through engagement with the companies in which we invest, and by exercising votes on behalf of our clients, we seek to improve the financial resilience and performance of our clients’ investments. Where we believe change is needed , we endeavour to catalyse this through our stewardship capabilities.

Our expectations

As global investors, we are particularly aware that ESG structures and frameworks vary across regions. Furthermore, what we expect of the companies in which we invest varies between different stages of business development and the underlying history and nature of the company in question. We seek to understand each company's individual circumstances and so evaluate how it can best be governed and overseen. As such, we strive to apply the principles and policies set out on these pages in response to the needs of that individual company at that particular time. Our heritage as a predominantly active fund manager helps drive this bespoke approach to understanding good governance and risk management.

We have a clear perception of what we consider to be best practice globally - as set out in this document. However we will reflect the nature of the business, our close understanding of individual companies and regional considerations, where appropriate, in our approach to applying these policies, which are not exhaustive.

This document has received approval from the Head of Public Markets and the Investment Vector's Chief Sustainability Officer following consultation with various internal stakeholders.

Our approach to stewardship

We seek to integrate and appraise environmental, social and governance factors in our investment process. Our aim is to generate the best long- term outcomes for our clients and we will actively take steps as stewards and owners to protect and enhance the value of our clients' assets.

Stewardship is a reflection of this bespoke approach to good governance and risk management. We seek to understand each company's specific approach to governance, how value is created through business success and how investors' interests are protected through the management of risks that materially impact business success. This requires us to play our part in the governance process by being active stewards of companies, involved in dialogue with management and non-executive directors where appropriate, understanding the material risks and opportunities - including those relating to environmental and social factors and helping to shape the future success of the business.

Listed Company ESG Principles & Voting Policies	3

We will:

▪	Take into consideration, in our investment process, the policies and practices on environmental, social and governance matters of the companies in which we invest.

▪	Seek to enhance long-term shareholder value through constructive engagement with the companies in which we invest.

▪	Actively engage with the companies and assets in which we invest where we believe we can influence or gain insight.

▪	Seek to exercise voting rights, where held, in a manner consistent with our clients’ long-term best interests.

▪	Seek to influence the development of high standards of corporate governance and corporate responsibility in relation to environmental and social factors for the benefit of our clients.

▪	Communicate our Listed Company ESG Principles and Voting Policies to clients, companies and other interested parties.

▪	Be accountable to clients within the constraints of professional confidentiality and legislative and regulatory requirements.

▪	Be transparent in reporting our engagement and voting activities.

abrdn is committed to exercising responsible ownership with a conviction that companies adopting improving practices in corporate governance and risk management will be more successful in their core activities and deliver enhanced returns to shareholders. As owners of companies, the process of stewardship is a natural part of our investment approach as we seek to benefit from their long-term success on our clients’ behalf.

Engagement

It is a central tenet of our active investment approach that we strive to meet with the management and directors of our investee companies on a regular basis. The discussions we have cover a wide range of topics, including: strategic, operational, and ESG issues and consider the long-term drivers of value. Engagement with companies on ESG risks and opportunities is a fundamental part of our investment process. It is a process by which we can discuss how a company identifies, prioritises and mitigates its key risks and optimises its most significant opportunities. As such, we regard engagement as:

▪	Important to understanding investee companies as a whole.

▪	Helpful when conducting proper ESG analysis.

▪	Useful to maintaining open dialogue and solid relationships with companies.

▪	An opportunity to inflect positive change on a company's holistic risk management programme - be active with our holdings rather than activist.

Listed Company ESG Principles & Voting Policies	4

Proxy Voting

Proxy voting is an integral part of our active stewardship approach and we seek to exercise voting rights in a manner in line with our clients' best interests. We seek to ensure that voting reflects our understanding of the companies in which we invest on behalf of our clients. We believe that voting is a vital mechanism for holding boards and management teams to account, and is an important tool for escalation and shareholder action.

This document includes our process and overarching policy guidelines which we apply when voting at general meetings. These policies are not exhaustive and we evaluate our voting on a case by case basis. As a global investment firm we recognise the importance of adopting a regional approach, taking into account differing and developing market practices. Where a policy is specific to one region this is denoted.

We endeavour to engage with companies regarding our voting decisions to maintain a dialogue on matters of concern.

Voting Process

In line with our active ownership approach, we review the majority of general meeting agendas convened by companies which are held in our active equity portfolios. Analysis is undertaken by a member of our regional investment teams or our Active Ownership team and votes instructed following consideration of our policies, our views of the company and our investment insights. To enhance our analysis we may engage with a company prior to voting to understand additional context and explanations, particularly where there is deviation from what we believe to be best practice.

To supplement our own analysis we make use of the benchmark research and recommendations provided by ISS, a provider of proxy voting services. In the UK we also make use of the Investment Association's (IA) Institutional

Voting Information Service. We have implemented regional voting policy guidelines with ISS which ISS applies to all meetings in order to produce customised vote recommendations. These custom recommendations help identify resolutions which deviate from our expectations. They are also used to determine votes where a company is held only in passive funds. Within our custom policies, however, we do specify numerous resolutions which should be referred to us for active review. For example we will analyse all proposals marked by ISS as environmental or social proposals.

While it is most common for us to vote in line with a board's voting recommendation we will vote our clients' shares against resolutions which are not consistent with their best interests. We may also vote against resolutions which conflict with local governance guidelines, such as the IA in the UK. Although we seek to vote either in favour or against a resolution we do make use of an abstain vote where this is considered appropriate. For example we may use an abstention to acknowledge some improvement, but as a means to reserve our position in expectation that further improvement is needed before we can vote in favour.

Where we vote against a resolution we endeavour to inform companies of our rationale.

In exceptional circumstances we may attend and speak at a shareholder meeting to reinforce our views to the company's board.

We endeavour to vote all shares for which we have voting authority. We may not vote when there are obstacles to do so, for example those impacting liquidity, such as share-blocking, or where there is a significant conflict of interest. We use the voting platform of ISS to instruct our votes. Where we lend stock on behalf of clients, and subject to the terms of client agreements, we hold the right to recall shares where it is in clients' interests and we take the view that it will impact the final vote to maintain full voting weight on a particular meeting or resolution.

Our votes are disclosed publicly on our website one day after a general meeting has taken place.

Listed Company ESG Principles & Voting Policies	5

Listed Company ESG Principles & Voting Policies	6

Governance

Strategy

We invest in companies to create the best outcome for our clients. Companies must be clear about the drivers of their business success and their strategy for maintaining and enhancing it. Investment is a forward-looking process; we seek to understand the opportunity for a business and its scope for future value-creation over the long term. In order to do this, we need clarity on past business delivery and its drivers, and on the effective track record of management; we require honest and open reporting to build confidence in that track record. We seek confidence that companies and their management can maintain their competitive positioning and operational performance and subsequently enhance returns for investors. A clear strategy and clarity about the drivers of operational success provides the lens through which we will consider most corporate issues, not least assessing performance and risk management.

▪	We will consider voting against executive or non-executive directors if we have serious concerns regarding the oversight or implementation of strategy.

Board of Directors

We believe effective board governance promotes the long-term success and value creation of the company. The board should be responsible for establishing the company's purpose and strategy, overseeing management in their implementation of strategy and performance against objectives. The board should ensure a strong framework of control and risk oversight, including material ESG risks. The board should assess and monitor culture and be engaged with the workforce, shareholders and wider society.

Board Composition

Effective decision making requires a mix of skills around the table and constructive debate between diverse and different-minded individuals. A range of skills, experience and perspectives should be drawn together on the board.

These include industry knowledge, experience from other sectors and relevant geographical knowledge. Independence of thought plays a crucial role in the ability of a board to generate the debate and discussion that will challenge management, help enhance business performance and improve decision-making. Board assessments will help the board ensure it has the necessary mix of skills, diversity and quality of individuals to address the current risks and opportunities the company faces. Unitary boards should comprise an appropriate combination of executive and non-executive directors such that no group of individuals dominates decision-making. We expect the size of the board to reflect the size, nature and complexity of the business. We also expect regular internal and external board evaluations which include an assessment of board composition and effectiveness.

Leadership

Running businesses effectively for the long term requires effective collaboration and cooperation, with no individual or small group having unfettered powers. Nor should they have dominant influence over the way a business is run or over major decisions about its operations or future. There should be a division of responsibility between board leadership and executive leadership of the business.

We believe that there should be a division of roles at the top of the organisation, typically between a Chief Executive Officer (CEO) and an independent Chair.

▪	We will consider supporting the re-election of an existing Chair & CEO role combination, recognising that this remains common in certain geographies. In reviewing on a case by case basis we will take account of the particular circumstances of the company and consider what checks and balances are in place, such as the presence of a strong Senior Independent Director with a clear scope of responsibility.

▪	We will generally oppose any re-combination of the roles of CEO and Chair, unless the move is on a temporary basis due to exceptional circumstances or other mitigating factors.

▪	We will generally oppose any move of a retiring CEO to the role of Chair.

Listed Company ESG Principles & Voting Policies	7

Governance

Independence

Companies should be led and overseen by genuinely independent boards. When looking at board composition we generally expect to see a majority of independent directors, with boards identifying their independence classifications in the Annual Report. It is preferable to see an identified Senior Independent Director (SID) on the board, who will lead the appraisal of and succession planning for the Chair. We expect SIDs to meet with investors and be a point of contact for escalating concerns if required.

In assessing a director's independence we will have due regard for whether a director:

i.	Has been an employee of the company within the last five years.

ii.	Has had within the last three years a material business relationship with the company.

iii.	Has received remuneration in addition to director fees or participates in the company's option or variable incentive schemes, or is a member of the company's pension scheme.

iv.	Has close family ties with any of the company's advisers, directors or senior employees.

v.	Holds cross- directorships or has significant links with other directors through involvement in other companies or bodies.

vi.	Represents a significant shareholder.

vii.	Has served on the board for more than 12 years (or 9 for UK companies).

▪	We will consider voting against the re-election of non-independent directors if the board is not majority independent (excluding employee representatives). In doing so we will have regard for whether a company is controlled and the nature of the non-independence - for example, we are unlikely to vote against shareholder representatives unless their representation is disproportionate to their shareholding.

Succession Planning & Refreshment

Regular refreshment of the non-executive portion of a board helps draw in fresh perspectives, not least in the context of changes to business and emerging opportunities and risks. It also helps limit the danger of group- think. Thoughtful and proactive succession planning is therefore needed for board continuity, to ensure that a board is populated by individuals with an appropriate mix of skills, experience and perspective. We expect the board to implement a formal process for the recruitment and appointment of new directors, and to provide transparency of this in the Annual Report.

▪	We will vote against non-executive directors where there are concerns regarding board refreshment or excessive tenure. Where there are directors who have served for over 12 years on a board which has seen no refreshment in 3 years (2 in UK), we will generally vote against their re-election. If a director has served for over 15 years we will generally vote against their re- election. We will, however, consider the impact on board continuity and the company's succession planning efforts prior to doing so. We may not apply the tenure limit to directors who are founders or shareholder representatives.

Diversity

We believe that companies that make progress in diversity and inclusion (D&I) are better positioned for long-term sustainability and outperformance. Diversity of thought, paired with a culture of inclusion, can help companies to tackle increasingly complex challenges and markets. We expect boards to report on how they promote D&I throughout the business and believe that setting targets is important to addressing imbalances. We recognise the importance of adopting a regional approach to diversity and inclusion, allowing us to press for progress with appropriate consideration for the starting point. We have for several years, actively encouraged progress in gender diversity at all levels, and have expanded our scope in relation to diversity and inclusion across geographies. In respect of ethnic diversity, this is coming increasingly into focus as we encourage boards to progress in ensuring that their composition reflects their employee and customer bases.

Listed Company ESG Principles & Voting Policies	8

Governance

Our regional specific policies are below. In determining our votes we will take account of mitigating factors, such as the sudden departure of a female board member. We will also consider any clear progress being made by the company on diversity and any assurance that diversity shortfalls will soon be addressed.

Gender Diversity

▪	UK: We will generally vote against the Nomination Committee Chair of FTSE 350 companies if the board is not comprised of at least one third female directors. For smaller companies, we will take this action if the board does not include at least one female director.

▪	Europe: We will generally vote against the Nomination Committee Chair of LargeCap companies if the supervisory board is not comprised of at least 30% female directors, or is not in line with the local standard if higher. For smaller companies, we will take this action if the supervisory board does not include at least one female director.

▪	Australia: We will generally vote against the Nomination Committee Chair of ASX300 companies if the board is not comprised of at least 30% female directors.

▪	North America: We will generally vote against the Nomination Committee Chair of LargeCap companies if the board is not comprised of at least 30% female directors. For smaller companies, we will take this action if the board does not include at least one female director

Ethnic Diversity

▪	UK: We will generally vote against the Nomination Committee Chair at the boards of FTSE 100 companies, if the board does not include at least one member from an ethnic minority background. This is in line with targets set up by the Parker Review.

▪	US: We will generally vote against the Nomination Committee Chair at the boards of S&P 1500 & Russell 3000 companies if the board does not include at least one member from a racial or ethnic minority background.

Directors' Time Commitment

Individual directors need sufficient time to carry out their role effectively and therefore we seek to ensure that all directors maintain an appropriate level of overall commitments such that allows them to be properly diligent.

▪	We will consider opposing the election or re-election of any director where there is a concern regarding their ability to dedicate sufficient time to the role. In making this assessment we will have regard for the ISS classification of 'overboarding'.

▪	We will generally oppose the re-election of any director who has attended fewer than 75% of board meetings in two consecutive years.

Board Committees

Boards should establish committees, populated by independent and appropriately skilled non-executive directors, to oversee (as a minimum) the nomination, audit and remuneration processes. It may also be appropriate for additional committees to be established, such as a risk or sustainability committee. These committees should report openly on an annual basis about their activities and key decisions taken.

▪	We will consider voting against committee members if we have concerns regarding the composition of a committee.

Nomination Committee

This committee has responsibility for leading the process for orderly non-executive and senior management succession planning and recruitment, and for overseeing the composition of the board including skillset, experience and diversity. We expect the committee to be comprised of a majority of independent directors with an independent Chair.

▪	We will consider voting against the re-election of the Nomination Committee Chair if we have concerns regarding the composition of the board or concerns regarding poor succession planning.

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Governance

Audit Committee

This committee has responsibility for monitoring the integrity of the financial statements, reviewing the company's internal financial controls and risk management systems, reviewing the effectiveness of the company's internal audit function and appointing auditors. While we prefer the committee to be wholly independent, at minimum we expect the committee to be comprised of a majority of independent directors with an independent Chair and at least one member having recent and relevant financial experience.

▪	We will generally vote against the re-election of the Audit Committee Chair if at least one member of the Committee does not have recent and relevant financial experience.

Remuneration Committee

This committee is responsible for determining the policy and setting remuneration for executive and non-executive directors. The committee should ensure that remuneration is aligned with strategy and company performance and should clearly demonstrate regard for the company's employees, for wider society and be cognisant of the company's licence to operate when considering policy and the overall level of remuneration. We expect remuneration committees to be robust in their approach to developing and implementing remuneration policies, with formal and transparent procedures for developing policies and for determining remuneration packages. Remuneration committees should be comprised of a majority of independent directors with an independent Chair and we expect members to have appropriate experience and knowledge of the business. No executive should be involved in setting their own remuneration.

▪	Where we have significant concerns regarding the company's remuneration policy or reward outcomes we may escalate these concerns through a vote against the Chair or members of the Remuneration Committee.

Director Accountability

We expect to be able to hold boards to account through engagement and regular director re-elections and directors should feel that they are accountable to investors. We encourage individual, rather than bundled, director elections. While our preference is for directors to be subject to re-election annually, we expect re-elections to take place at least every three years. Lengthier board mandates, while not uncommon in some markets, risk divorcing directors from an appropriate sense of accountability. Directors and management should make themselves available for discussions with major shareholders as we expect to have open dialogue to share our perspectives and gain confidence that the individuals are carrying out their roles with appropriate vigour and diligence. A further important element of director accountability to shareholders is that investors should have the right, both formal and informal, to propose and promote individual directors to be considered for election to the board by all shareholders.

▪	We will generally oppose the re-election of non-independent NEDs who are proposed for a term exceeding three years. We may not apply this to directors who are shareholder representatives.

▪	Where we have significant concerns regarding a board member's performance, actions or inaction to address issues raised we may vote against their re-election.

▪	We may vote against directors who decline appropriate requests for meeting without a clear justification.

▪	Where a director has held a position of responsibility at a company which has suffered a material governance failure, we will consider whether we are comfortable to support their re-election at other listed companies.

▪	We will generally support resolutions to discharge the supervisory board or management board members unless we have serious concerns regarding actions taken during the year under review. Where there is insufficient information regarding allegations of misconduct, we may prefer to abstain. In exceptional circumstances we may vote against the discharge resolution to reflect serious ESG concerns if there is not another appropriate resolution.

▪	We will not support the election of directors who are not personally identified but are proposed as corporations.

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Governance

Reporting

A company's board should present a fair, balanced and understandable assessment of the company's position and prospects - financial and non-financial - and of how it has fulfilled its responsibilities. We support the principle of full disclosure of relevant and useful information, subject to issues of commercial confidentiality and prejudice. Boilerplate disclosure should be avoided. We encourage companies to consider using the appropriate globally developed standards and would particularly encourage the use of those created by the Taskforce for Climate related Financial Disclosures (TCFD), the International Integrated Reporting Council (IIRC), the Sustainability Accounting Standards Board (SASB) and the Global Reporting Initiative (GRI). Audited reporting and financial numbers should be published ahead of any relevant shareholder meetings. We continue to monitor the evolving reporting landscape and consider new reporting developments as they emerge, either voluntary or regulatory.

▪	We may consider voting against a company's Annual Report & Accounts if we have concerns regarding timely provision or disclosure.

Political Donations & Lobbying

Companies should be consistent in their public statements and not undermine these in private commentary to market participants or to politicians and regulators. We welcome transparency from companies about their lobbying activities and believe that good companies have nothing to hide in this respect. Similarly we encourage transparency of any political donations that companies deem appropriate - and we expect a clear explanation of why such donations are an appropriate use of corporate funds.

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Governance

Risk & Audit

The board is responsible for determining the company's risk appetite, establishing procedures to manage risk and for monitoring the company's internal controls. We expect boards to conduct robust assessments of the company's material risks and report to shareholders on risks, controls and effectiveness. The introduction of global accounting standards has led to much greater investor confidence in the accounts produced by companies around the world. It has also assisted in creating consistency of reporting across companies, enabling fairer comparisons between different operating businesses. We therefore encourage companies seeking international investment to report under International Financial Reporting Standards (IFRS) or US GAAP. As a firm abrdn supports the continued development of high quality global accounting standards.

An independent audit, delivered by a respected audit firm, is a required element for investor confidence in reporting by companies. We strongly favour meaningful, transparent and informative auditor reports, giving us additional insights into the audit process and accounting outcomes. Audit fees must be sufficient to pay for an appropriately in-depth assurance process. We would be concerned if a company sought to make savings in this respect as the cost in terms of damage to audit effectiveness and confidence in the company's accounts would be much more substantial.

The independence of the auditor and the standard of their work, particularly in challenging management, should be subject to regular assessment that is appropriately disclosed. Even when individuals carrying out the audit are refreshed, we believe that the independence of the audit firm erodes over time and we will encourage a tender process and change of audit firm where an engagement has lasted for an extended period. In order to demonstrate the level of independence, companies should not have the same audit firm in place for more than 20 years.

The relationship with the auditor should be mediated through the audit committee. Where we are significant shareholders, we expect to be consulted on plans to tender and replace auditors.

▪	We will generally vote against the re-election of an auditor which has a tenure of 20 years or over, if there are no plans for rotation in the near term.

▪	We will consider voting against the auditors if we have concerns regarding the accounts presented or the audit procedures used.

▪	We will vote against the approval of auditor fees if we have concerns regarding the level of fees or the balance of non-audit and audit fees.

Remuneration

Remuneration policies and the overall levels of pay should be aligned with strategy, attracting and retaining talent and incentivising the decisions and behaviours needed to create long-term value. The component parts of remuneration should be structured so as to link rewards to corporate and individual performance and they should be considered in the context of the remuneration policies when taken as a whole. We recognise the benefits of simplicity in forming the policy, which should clearly link outcomes and expectations for those receiving the remuneration, as well as external stakeholders. The structure should be transparent and understandable.

A company's annual report should contain an informative statement of remuneration policy which communicates clearly to stakeholders how it has developed and evolved. This should include details of any stress testing that may have been undertaken to understand the policy outcomes for different business scenarios. The remuneration committee should provide a clear description of the application of policy and the outcomes achieved.

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Governance

Base salary should be set at a level appropriate for the role and responsibility of the executive. We discourage increases which are driven by peer benchmarking, and expect increases to be aligned with the wider workforce. Consideration should also be given to the knock on impact to variable remuneration potential. Pension arrangements and benefits should be clearly disclosed. We generally expect pension structures to be aligned with the wider workforce.

A company should structure variable, performance-related pay to incentivise and reward management in a manner that is aligned with the company's sustainable performance and risk appetite over the long term. We expect all variable pay to be capped, preferably as a proportion of base salary. In the UK we expect variable pay to be capped as a proportion of salary. In other markets, if variable pay is capped at a number of shares, we expect the value of grants to be kept under review annually to ensure the value remains appropriate and is not excessive.

Performance metrics used to determine variable pay should be clearly disclosed and aligned with the company's strategy. A significant portion of performance metrics should seek to measure significant improvements in the underlying financial performance of the company. We also encourage the inclusion of non-financial metrics linked to targets which are aligned with the company's progress on its ESG strategy. Where possible we expect these targets to be quantifiable and disclosed.

Variable pay arrangements should incentivise participants to achieve above-average performance through the use of challenging targets. We encourage sliding-scale performance measures and expect performance target ranges to be disclosed to enable shareholders to assess the level of challenge and pay for performance alignment. We expect annual bonus targets to be disclosed retrospectively and encourage the disclosure of long term incentive (LTI) targets at the beginning of the performance period, but at minimum we expect retrospective disclosure. Where bonus or LTI targets are not disclosed due to commercial sensitivity we expect an explanation of why the targets continue to be considered sensitive retrospectively and expect some detail regarding the level of achievement vs target. Where a share price metric is being used, we expect this to be underpinned by a challenging measure of underlying performance.

We encourage settlement of a portion of the annual bonus in shares which are deferred for at least one year.

We expect settlement of long term incentives to be in shares, with rationale provided for any awards settled in cash. Long term incentives should have a performance period of no less than three years. In the UK we expect a further holding period of two years to be applied, and we encourage this in other markets.

We do not generally support restricted share schemes or value creation plans. We will consider supporting the use of restricted share plans which have been structured consistent with the guidelines of the Investment Association.

We expect appropriate malus and clawback provisions to be applied to variable remuneration plans.

We expect shareholding guidelines to be adopted for executive directors and encourage the adoption of post-departure shareholding guidelines.

We expect details of any use of discretion to be disclosed and its use should be justifiable, appropriate and clearly explained. We would expect policies to be sufficiently robust so that discretion is only necessary in exceptional circumstances. We do not generally support exceptional awards, and are particularly sensitive to such awards being granted to reward a corporate transaction.

We expect executive service contracts to provide for a maximum notice period of 12 months. We will consider local best practice provisions related to severance arrangements when voting.

Non-executive fees should reflect the role's level of responsibility and time commitment. We do not support NED's participation in option or performance-related arrangements. However we do support the payment of fees in shares, particularly where conservation of cash is an issue.

In the UK our expectations of companies are aligned with the Investment Association's Principles of Remuneration.

Where significant changes to remuneration arrangements are being considered, we would expect remuneration committees to consult with their largest shareholders prior to finalising any changes. Where any increase to variable remuneration is proposed, we would expect this to be accompanied by a demonstrable increase in the stretch of the targets. Furthermore we expect any increases to remuneration to be subject to shareholder approval.

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Governance

In response to the issues arising from the cost of living crisis being experienced by many people in the UK, we expect companies to focus any additional help towards those members of the workforce who need it most. We expect Remuneration Committees to take into account factors arising from the cost of living crisis when deliberating over executive pay outcomes. We would be concerned by reputational issues arising from decisions made in these unusual circumstances and may make this a factor in our voting decisions at relevant AGMs.

In line with the expectations set out above we will generally vote against the appropriate resolution(s) where:

▪	We consider the overall reward potential or outcome to be excessive.

▪	A significant increase to salary has been granted which is not aligned with the workforce or is not sufficiently justified.

▪	A significant increase to performance-related pay has been granted which is not sufficiently justified, is not accompanied by an increase in the level of stretch required for achievement or results in the potential for excessive reward.

▪	There is no appropriate cap on variable incentive schemes.

▪	Performance targets for annual bonus awards are not disclosed retrospectively and the absence of disclosure is not explained.

▪	Performance targets for long term incentive awards are not disclosed up front and there is no compelling explanation regarding the absence of disclosure or a commitment to disclose retrospectively.

▪	Performance targets are not considered sufficiently challenging, either at threshold, target or maximum.

▪	Relative performance targets allow vesting of awards for below median performance.

▪	Retesting provisions apply.

▪	Incentives that have been conditionally awarded have been repriced or performance conditions changed part way through a performance period.

▪	We have concerns regarding the use of discretion or the grant of exceptional awards.

▪	Pension arrangements are excessive.

▪	Pension arrangements are not aligned with the wider workforce (UK).

Investor Rights

The interests of minority shareholders must be protected and any major, or majority, investor should not enjoy preferential treatment. The structure of ownership or control should minimise the potential for abuse of public shareholders.

Corporate Transactions

Companies should not make significant changes to their structure or nature without being fully transparent to their investors. Shareholders should have the opportunity to vote on significant corporate activity, such as mergers and acquisitions. Where a transaction is with a related party, only independent shareholders should have a vote. Even in markets where no vote is given to shareholders in these circumstances, investors need transparent disclosure of the reasons for any such major change. Companies should expect that shareholders may want to discuss and debate proposed developments

Diversification beyond the core skills of the business needs to be justified as it is more often than not a distraction from operational performance. All major deals need to be clearly explained and justified in the context of the pre-existing strategy and be subject to shareholder approval.

▪	We will vote on corporate transactions on a case by case basis.

Dividends

We will generally support the payment of dividends but will scrutinise the proposed level where it appears excessive given the company's financial position.

Share Capital

The board carries responsibility for prudent capital management and allocation.

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Governance

Share Issuance

We will consider capital raises which are proposed for a specific purpose on a case by case basis but recognise that it can be beneficial for companies to have some general flexibility to issue shares to raise capital. However we expect issuances to be limited to the needs of the business and companies should not issue significant portions of shares unless offering these on a pro-rata basis to existing shareholders to protect against inappropriate dilution of investments.

▪	Where a company seeks a general authority to issue shares we generally expect this to be limited to 25% of the company's share capital for pre-emptive issuances. In the UK we are aligned with the guidance of the Investment Association Share Capital Management Guidelines.

▪	Where a company seeks a general authority to issue shares we generally expect this to be limited to 10% of the company's share capital for non-pre-emptive issuances. In the UK we are aligned with the guidance of the Investment Association Share Capital Management Guidelines and those of the Pre-Emption Group.

▪	We will not generally support share issuances at investment trusts unless there is a commitment that shares would only be issued at a price at or above net asset value.

When considering our votes we will, however, take account of the company's circumstances and any further detail regarding proposed capital issuance authorities prior to voting.

Following changes to the UK’s Pre-Emption Group Guidelines in November 2022, which reflect an increase on previous limits, we will hold the Chair of the company accountable for any perceived misuse of the increased flexibility through a vote against their re-election.

Buyback

We recognise that share buybacks can be a flexible means of returning cash to shareholders.

▪        We will generally support buyback authorities of up to 10% of the issued share capital.

Related Party Transactions

The nature of relations - particularly any related party transactions (RPTs)- with parent or related companies, or other major investors, must be disclosed fully. Related party transactions must be agreed on arm's length terms and be made fully transparent. Where they are material, they should be subject to the approval of independent shareholders.

▪	We will vote against RPTs where there is insufficient transparency of the nature of the transaction, the rationale, the terms or the views and assessment of directors and advisors.

Article/Bylaw amendments

While it is standard to see proposals from companies to amend their articles of association or bylaws, we will review these on a case by case basis. When doing so we expect full transparency of the proposed changes to be disclosed.

▪	We will vote against amendments which will reduce shareholder rights.

Anti-Takeover Defences

There should be no artificial structures put in place to entrench management and protect companies from takeover. The best defence from hostile takeover is strong operational delivery.

▪	We will generally vote against anti-takeover/’poison pill' proposals.

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Governance

Voting Rights

We are strong supporters of the principle of 'one share, one vote' and therefore favour equal voting rights for all shareholders.

▪	We will generally vote against proposals which seek to introduce or continue capital structures with multiple voting rights.

▪	We will consider voting against proposals to raise new capital at companies with multiple share classes and voting rights.

General Meetings

Shareholder meetings provide an important opportunity to hold boards to account not only through voting on the proposed resolutions but also by enabling investors the opportunity to raise questions, express views and emphasise concerns to the entire board. We may make a statement at a company's AGM as a means of escalation to reinforce our views to a company's board.

We welcome the opportunity to attend meetings virtually, being of the view that this can increase participation given obstacles such as location or meeting concentration. However we are not supportive of companies adopting virtual-only meetings as we believe this format reduces accountability. Our preference is for a hybrid meeting format to balance the flexibility of remote attendance with the accountability of an in-person meeting.

▪	We will generally support resolutions seeking approval to shorten the EGM notice period to minimum 14 days, unless we have concerns regarding previous inappropriate use of this flexibility.

▪	We will generally support proposals to enable virtual meetings to take place as long as there is confirmation that the format will be hybrid, with physical meetings continuing to take place (unless prohibited by law). We expect virtual attendees to have the same rights to speak and raise questions as those attending in-person.

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Listed Company ESG Principles & Voting Policies	17

Sustainability

As part of strategic planning, boards need to have oversight of, and clearly articulate, the key opportunities and risks affecting the sustainability of the business model. This includes having a process for, and transparent disclosure of, potential and emerging opportunities and risks and the actions being taken to address them.

The effective management of risks extends to long- term issues that are hard to measure and whose timeframe is uncertain and will include the management of environmental and social issues. We use the UN Global Compact's four areas of focus in assessing how companies are performing in this area.

Specifically we expect companies to be able to demonstrate how they manage their exposures under the following headings.

The Environment

It is generally accepted that companies are responsible for the effects of their operations and products on the environment. The steps they take to assess and reduce those impacts can lead to cost savings and reduce potential reputational damage. Companies are responsible for their impact on the climate and they face increased regulation from world governments on activities that contribute to climate change.

We expect that companies will:

▪	Identify, manage and reduce their environmental impacts.

▪	Understand the impact of climate change along the company value chain.

▪	Develop group-level climate policies and, where relevant, set targets to manage the impact, report on policies, practices and actions taken to reduce carbon and other environmental risks within their operations.

▪	Comply with all environmental laws and regulations, or recognised international best practice as a minimum.

Where we have serious concerns regarding a board’s actions, or inaction, in relation to the environment we will consider taking voting action on an appropriate resolution.

We will use the indicators within the Carbon Disclosure Project to identify companies which are not fulfilling their climate commitments. Where appropriate we will take voting action to encourage better practice among companies which we deem to be laggards.

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Sustainability

Labour and employment

Companies that respect internationally recognised labour rights and provide safe and healthy working environments for employees are likely to reap the benefits. This approach is likely to foster a more committed and productive workforce, and help reduce damage to reputation and a company's license to operate. We expect companies to comply with all employment laws and regulations and adopt practices in line with the International Labour Organization's core labour standards. a minimum.

In particular, companies will:

▪	Take affirmative steps to ensure that they uphold decent labour standards.

▪	Adopt strong health and safety policies and programmes to implement such policies.

▪	Adopt equal employment opportunity and diversity policies and a programme for ensuring compliance with such policies.

▪	Adopt policies and programmes for investing in employee training and development.

▪	Adopt initiatives to attract and retain talented employees, foster higher productivity and quality, and encourage in their workforce a commitment to achieving the company's purpose.

▪	Ensure policies are in place for a company's suppliers that promote decent labour standards, and programmes are in place to ensure high standards of labour along supply chains.

▪	Report regularly on its policy and implementation of managing human capital.

Where we have serious concerns regarding a board's actions, or inaction, in relation to labour and employment we will consider taking voting action on an appropriate resolution.

Human rights

We recognise the impact that human-rights issues can have on our investments and the role we can play in stimulating progress. We draw upon a number of international, legal and voluntary agreements for guidance on human-rights responsibilities and compliance.

Our primary sources are the International Bill of Rights and the core conventions of the International Labour Organisation (ILO), which form the list of internationally agreed human rights, and the UN Guiding Principles on Business and Human Rights (UNGPs), which clarifies the roles of states and businesses. We encourage companies to use the UNGPs Reporting Framework and encourage disclosure in line with this guidance.

We expect companies to:

▪	Continually work to understand their actual and potential impacts on human rights.

▪	Establish systems that actively ensure respect for human rights.

▪	Take appropriate action to remedy any infringements on human rights.

Where we have serious concerns regarding a board's actions, or inaction, in relation to human rights we will consider taking voting action on an appropriate resolution.

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Sustainability

Business ethics

As institutions of wealth and influence, companies have a significant impact on the prosperity of their local communities and the wider world. Having a robust code of ethics and ensuring professional conduct mean companies operate more effectively, particularly when it comes to ethical principles governing decision-making. A company's failure to conform to internationally recognised standards of business ethics on matters such as bribery and corruption, can increase its risk of facing investigation, litigation and fines. This could undermine its license to operate, and affect its reputation and image.

We expect companies to have policies in place to support the following:

▪	Ethics at the heart of the organisation's governance.

▪	A zero-tolerance policy on bribery and corruption.

▪	How people are rewarded, as pay can influence behaviour.

▪	Respect for human rights.

▪	Tax transparency.

▪	Ethical training for employees.

Where we have serious concerns regarding a board's actions, or inaction, related to business ethics we will consider taking voting action on an appropriate resolution.

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Listed Company ESG Principles & Voting Policies	21

Environmental & Social
Resolutions

We will review any resolution at company meetings which ISS has identified as covering environmental and social factors. The following will detail our overarching approach and expectations.

Our approach to vote analysis is consistent across active and quantitative investment strategies:

▪	Review the resolution, proponent and board statements, existing disclosures, and external research.

▪	Engage with the company, proponents, and other stakeholders as required.

▪	Involve thematic experts, regional specialists, and investment analysts in decision-making to harness a wide range of expertise and include all material factors in our analysis.

▪	Ensure consistency by using our own in-house guidance to frame case-by-case analysis.

▪	Monitor the outcomes of votes.

▪	Follow-up with on-going engagement as required.

Given the nature of the topics covered by these resolutions we do not apply binary voting policies. We adopt a nuanced approach to our voting research and outcomes and will consider the specific circumstances of the company concerned. Our objective is not to vote in favour of all shareholder resolutions but to determine the best outcome for the company in the context of the best outcome for our clients. There are instances where we are supportive of the spirit of a resolution however there may be a reason which prevents our support for the proposal. For example, where the purpose of the resolution is unclear, where the wording is overly prescriptive, when suggested implementation is overly burdensome or where the proposal strays too closely to the board's responsibility for setting the company's strategy.

Management Proposals

We are supportive of the steps being taken by companies to provide transparent, detailed reporting of their ESG strategies and targets. While shareholder proposals on environmental and social topics have been common on AGM agendas for several years, an increasing number of companies are presenting management proposals, such as so called 'say on climate' votes, for shareholder approval. While we welcome the intention of accountability behind these votes, we have reservations about the potential for them to limit the scope for subsequent investor challenge and diminish the direct responsibility and accountability of the board and individual directors. We believe it is the role of the board and the executive to develop and apply strategy, including ESG strategies, and we will continue to use existing voting items to hold boards to account on the implementation of these strategies. As active investors we also regularly engage with investee companies on ESG topics and find this dialogue to be the best opportunity to provide feedback.

We will review the appropriateness of ‘say on climate’ votes and consider if other voting mechanisms should be applied to ensure both Boards and Executives apply the appropriate rigour to initiate and deliver strategies to support the climate transition.

Shareholder Proposals

The number of resolutions focused on environmental and social (E&S) issues filed by shareholders continues to grow rapidly. The following provides an overview of some of the factors we consider when assessing the most prevalent themes for shareholder proposals.

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Environmental & Social
Resolutions

Climate Change

We are members of the Net Zero Asset Managers Initiatives and this is reflected in our Active Ownership approach. We encourage the companies in which we invest to demonstrate a robust methodology underpinning Paris aligned goals and targets and are supportive of resolutions that will help companies to achieve this. Once a credible climate strategy is in place, we prioritise evidence of implementation over requests to re-draft strategies and targets after only a year or two.

A growing number of resolutions call on companies to increase the transparency of their reporting on climate-related lobbying. These proposals typically encompass direct lobbying undertaken by the company and indirect lobbying undertaken by trade associations and other organisations of which it is a member or supporter. Lobbying contrary to the objectives of the Paris Agreement is effective in creating climate policy inertia and impeding the transition to net zero economies.

We do not evaluate resolutions in isolation. Our approach recognises the links between corporate governance, strategy and climate approach. Where a company's operational response to climate change is inadequate, the effectiveness of board oversight and corporate governance may also be called into question.

We expect and encourage companies to:

▪	Demonstrate that a robust methodology underpins Paris aligned, net zero goals and targets.

▪	Set targets for absolute emission reduction, not just carbon intensity, to show a clear pathway to net zero.

▪	Report in alignment with the TCFD framework.

▪	Link targets to remuneration and ensure they are reflected in capital expenditure and R&D plans.

▪	Carefully manage climate-related lobbying by ensuring appropriate oversight, transparent disclosure of activities, and alignment of activities with the company's strategy and publicly stated positions.

Diversity & Inclusion

Diversity & Inclusion (D&I) is an important and growing theme for shareholder resolutions. In recent years resolutions have focussed on racial equity audits, pay gap reporting, transparent disclosure of D&I metrics and assessments of the efficacy of D&I programmes.

A racial equity audit is an independent analysis of a company's business practices designed to identify practices that may have a discriminatory effect. We are supportive of racial equity audits in relation to internal and external D&I programmes. It is appropriate that these programmes should have KPIs and audit mechanisms in place to measure and evaluate outcomes. Some proposals request racial equity audits of provision of services. We are aware that measuring provision of service is challenging and gathering racial data on customers can be difficult and inappropriate. There are also multiple different factors that can influence service provision and which could be misconstrued as being racially motivated. We will however, support resolutions which are not unduly prescriptive and allow companies to carry out audits within a reasonable timeframe, at a reasonable cost, and excluding confidential or proprietary information.

We consider standardised gender pay gap disclosure to be an important tool for assessing how companies are addressing gender inequality. Reporting on gender pay gaps across global operations can help companies to remain ahead of the regulatory curve. It also enables them to offer better opportunities and remuneration for women around the world. We are therefore supportive of resolutions which are likely to deliver these benefits. Proposals must be carefully drafted to achieve these outcomes. For instance, in the past we have been unable to support resolutions which called for global median gender and racial pay gap reporting as it was unclear how this would reveal potential pay disparities at a local level and how it could be implemented by companies with operations in jurisdictions where collection of racial identity data is illegal.

Listed Company ESG Principles & Voting Policies	23

Environmental & Social
Resolutions

In the US market we support public disclosure of EEO-1 forms by companies. The EEO-1 form details a comprehensive breakdown of workforce by race and gender according to ten employment categories. The form is submitted privately to the US Equal Employment Opportunity Commission on an annual basis. When publicly disclosed, it offers investors and other stakeholders data in a standardised and comparable form. We have used our engagement programme to ask the companies in which we invest to disclose this form for their US operations while making it central to our D&I voting approach and supporting resolutions that request it.

Human Rights

As a supporter of the UN Guiding Principles on Business and Human Rights (UNGPs), we expect companies to demonstrate how human rights due diligence is conducted across operations, services, product use and the supply chain. Companies can have a significant impact on human rights directly through operations and provision of services, and indirectly through product use and the supply chain. In recent years the sale and end-use of controversial technologies, such as facial recognition software, has emerged as a prominent theme.

We expect and encourage companies to:

▪	Have robust due diligence processes to assess the actual and potential human rights impacts of their operations, services, product use and supply chain.

▪	Conduct customer and supplier vetting processes commensurate with the risk of human rights abuse.

▪	Publicly disclose information about the operation of these processes and utilise the UNGPs' Reporting Framework. This will improve the standard and consistency of human rights reporting and enable more informed investment decision making.

Corporate Lobbying & Political Contributions

Corporate lobbying and political contributions are a recurrent theme of shareholder resolutions, particularly in the US. These proposals typically encompass direct lobbying undertaken by the company and indirect lobbying undertaken by trade associations and other organisations of which it is a member or supporter. Proposals may also request the disclosure of more information regarding the process and rationale for political contributions. We expect companies to make transparent, consolidated disclosures of direct and indirect lobbying and political expenditure. This disclosure should be underpinned by a coherent policy that: explains public policy priorities and the rationale for associated expenditure, identifies the management positions responsible for public policy engagement, and provides appropriate mechanisms for board oversight. These measures should mitigate the risks associated with corporate lobbying and political contributions, protecting the interest of shareholders and other stakeholders.

Nuclear Energy

In the Japanese market nuclear energy is a recurrent theme of shareholder resolutions. The Japanese government is seeking to reduce the nation's reliance on coal and its energy strategy presents safe nuclear power generation as an important source of base-load power. In this context, resolutions which seek to limit or cease the nuclear operations of an individual company do not appear to be in the best interests of shareholders and other stakeholders. The health & safety risks associated with nuclear energy are high, must be managed carefully across the industry, and are an important consideration in our voting.

Listed Company ESG Principles & Voting Policies	24

Important Information

This document is strictly for information purposes only and should not be considered as an offer, investment recommendation, or solicitation, to deal in any of the investments or funds mentioned herein and does not constitute investment research. abrdn does not warrant the accuracy, adequacy or completeness of the information and materials contained in this document and expressly disclaims liability for errors or omissions in such information and materials.

Any research or analysis used in the preparation of this document has been procured by abrdn for its own use and may have been acted on for its own purpose. The results thus obtained are made available only coincidentally and the information is not guaranteed as to its accuracy. Some of the information in this document may contain projections or other forward looking statements regarding future events or future financial performance of countries, markets or companies. These statements are only predictions and actual events or results may differ materially. The reader must make their own assessment of the relevance, accuracy and adequacy of the information contained in this document and make such independent investigations, as they may consider necessary or appropriate for the purpose of such assessment. This material serves to provide general information and is not meant to be investment, legal or tax advice for any particular investor. No warranty whatsoever is given and no liability whatsoever is accepted for any loss arising whether directly or indirectly as a result of the reader, any person or group of persons acting on any information, opinion or estimate contained in this document. abrdn reserves the right to make changes and corrections to any information in this document at any time, without notice. This material is not to be reproduced in whole or in part without the prior written consent of abrdn.

Applying ESG and sustainability criteria in the investment process may result in the exclusion of securities within the universe of potential investments. The interpretation of ESG and sustainability criteria is subjective meaning that products may invest in companies which similar products do not (and thus perform differently) and which do not align with the personal views of any individual investor. Furthermore, the lack of common or harmonized definitions and labels regarding ESG and sustainability criteria may result in different approaches by managers when integrating ESG and sustainability criteria into investment decisions. This means that it may be difficult to compare strategies within ostensibly similar objectives and that these strategies will employ different security selection and exclusion criteria. Consequently, the performance profile of otherwise similar vehicles may deviate more substantially than might otherwise be expected. Additionally, in the absence of common or harmonized definitions and labels, a degree of subjectivity is required and this will mean that a product may invest in a security that another manager or an investor would not.

abrdn plc is registered in Scotland (SC286832) at 1 George Street, Edinburgh EH2 2LL.

Listed Company ESG Principles & Voting Policies	25

For more information visit abrdn.com

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abrdn.com	STA0223824336-001

PART C - OTHER INFORMATION

Item 25.	Financial Statements and Exhibits

1.	Financial statements. The Registrant’s audited financial statements, notes to the financial statements and the report of the independent public accounting firm are included in the Fund’s [Annual Report for the fiscal year ended December 31, 2023], contained in its Form N-CSR, and are incorporated herein by reference.

2.	Exhibits:

(a)	Articles of Amendment and Restatement.(1)

(b)	(1)	Amended and Restated By-Laws.(2)

(2)	Amendment dated September 30, 2015, to the Amended and Restated By-Laws.(3)

(c)	Not applicable.

(d)	Article V of the Fund’s Amended and Restated By-laws, as amended on September 30, 2015, is incorporated herein by reference.(3)

(e)	Dividend Reinvestment and Cash Purchase Plan.(4)

(f)	Not applicable.

(g)	Management Agreement.(4)

(h)	Form of Underwriting/Sales/Dealer Manager Agreement.(5)

(i)	Not applicable.

(j)

(1)	Amended and Restated Master Custodian Agreement.(5)

(2)	Amendment dated March 5, 2014, to the Amended and Restated Master Custodian Agreement.(4)

(k)	(1)	Transfer Agency and Service Agreement.(4)

(2)	First Amendment to the Transfer Agency and Service Agreement.(5)

(3)	Ninth Amendment to the Transfer Agency and Service Agreement.(4)

(4)	Administration Agreement.(5)

(5)	Amended and Restated Investor Relations Service Agreement.(4)

(l)	Opinion and Consent of Dechert LLP.(5)

(m)	Not applicable.

(n)	Consent of independent registered public accounting firm for the Fund.(5)

(o)	Not applicable.

(p)	Not applicable.

(q)	Not applicable.

(r)	(1) Code of Ethics of the Fund.(4)

(2) Code of Ethics of the Investment Manager.(4)

(s)	Calculation of Filing Fee Table.(4)

(t)	(1) Power of Attorney.(4)

(2) Form of Prospectus Supplement Relating to Common Shares(4)

(3) Form of Prospectus Supplement Relating to Preferred Shares(4)

(4) Form of Prospectus Supplement Relating to Notes.(4)

(5) Form of Prospectus Supplement Relating to Subscription Rights to Acquire Common Shares.(4)

(1)	Incorporated by reference to the Fund’s Registration Statement on Form N-2, filed with the SEC on June 22, 2004 (File No. 33-73652).

(2)	Incorporated by reference to the Fund’s Form N-SAR-B, filed with the SEC on February 28, 2007 (File No. 811-08266).

(3)	Incorporated by reference to the Fund’s Form N-SAR-B/A, filed with the SEC on March 2, 2017 (File No. 811-08266).

(4)	Filed herewith.

(5)	To be filed by amendment.

Item 26.	Marketing Arrangements

Not applicable.

Item 27.	Other Expenses of Issuance and Distribution

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:

Category	Estimated Expenses
SEC Registration Fees	*
New York Stock Exchange Listing Fees	*
Independent Public Accounting Firm Fees and Expenses	*
Legal Fees and Expenses	*
FINRA Fees	*
Miscellaneous	*
Total	*

*To be completed by amendment.

Item 28.	Persons Controlled by or Under Common Control

None.

Item 29.	Number of Holders of Securities (as of January 30, 2024)

Title of Class	Number of Record Holders
Common Stock, par value $.001 per share	230

Item 30.	Indemnification and Limitation of Liability

Reference is made to Sections 2-405.2 and 2-418 of the Maryland General Corporation Law, Article VII of the Fund’s Charter and Article VI of the Fund’s Amended and Restated By-Laws (the “By-Laws”), each of which provide for indemnification.

Section 2-405.2 of the Maryland General Corporation Law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. The charter of the Fund contains such a provision which eliminates such liability to the maximum extent permitted by Maryland law, provided that such limitation may not protect a director or officer against any liability to the Fund or its stockholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties.

Section 2-418 of the Maryland General Corporation law requires a corporation (unless its charter provides otherwise, which the Fund’s charter does not) to indemnify a director or officer who has been successful on the merits or otherwise, in the defense of any proceeding to which he is made a party by reason of his service in that capacity, or in the defense of any issue, claim or matter in any such proceeding.

Section 2-418 of the Maryland General Corporation Law permits a corporation, subject to certain limitations, to indemnify its directors, officers, employees and agents against expenses (including attorneys’ fees, judgments, penalties, fines and settlements) actually and reasonably incurred by them in connection with any suit or proceeding to which they are a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under the Maryland General Corporation Law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that personal benefit was improperly received, unless in either case a court orders indemnification and then only for expenses. In addition, the Maryland General Corporation Law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his good faith belief that he has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or on his behalf to repay the amount paid or reimbursed by the corporation if it shall ultimately be determined that the standard of conduct was not met.

Article VII of the Fund’s Charter provides that the Fund shall indemnify and advance expenses to its currently acting and former directors and officers to the fullest extent permitted by the Maryland General Corporation Law. The Fund’s board of directors may make further provision for indemnification of directors, officers, employees and agents to the fullest extent permitted by Maryland law. The Charter provides, however, that the Fund’s directors and officers shall not be indemnified against liability arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

Article VI of the Fund’s By-Laws requires the Fund to indemnify and advance expenses to current and former directors and officers of the Fund to the extent permissible under the Maryland General Corporation Law and other applicable law, provided that, prior to advancing any expenses, in addition to the affirmation and undertaking required by the Maryland General Corporation Law, (a) the person seeking indemnification shall provide to the Fund a security in form and amount acceptable to the Fund for his undertaking, (b) the Fund is insured against losses arising by reason of the advance or (c) either (i) a majority of a quorum of directors of the Corporation who are neither “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, nor parties to the proceeding, or (ii) independent legal counsel, in a written opinion, shall determine that there is reason to believe that the person seeking indemnification will ultimately be found to be entitled to indemnification. Employees and agents who are not officers or directors of the Fund may be indemnified in the same manner and to such further extent as permissible under Maryland General Corporation Law.

Insofar as indemnification for liability arising under the Securities Act, may be permitted to directors, officers and controlling persons of the Fund pursuant to the foregoing provisions or otherwise, the Fund has been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Fund of expenses incurred or paid by a director, officer or controlling person of the Fund in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 31.	Business and Other Connections of the Advisers

Information as to directors and officers of the Investment Manager is included in its Form ADV filed with the SEC (File No. 801-62020) and incorporated herein by reference.

Item 32.	Location of Accounts and Records

All accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules and regulations thereunder to be maintained (i) by the registrant, will be maintained at its offices located at 1900 Market Street, Suite 200, Philadelphia, PA 19103, or at State Street Bank and Trust Company at State Street Financial Center, 1 Heritage Drive, 3rd Floor, North Quincy, MA 02171 and (ii) by the Adviser, will be maintained at its offices located at 1900 Market Street, Suite 200, Philadelphia, PA 19103.

Item 33.	Management Services

Not Applicable.

Item 34.	Undertakings

(1)	Not applicable.

(2)	Not applicable.

(3)	The Registrant hereby undertakes:

a.	to file, during a period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

(1)	to include any prospectus required by Section 10(a)(3) of the Securities Act;

(2)	to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement.

(3)	to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement.

Provided, however, that paragraphs a(1), a(2), and a(3) of this section do not apply to the extent the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the Commission by the Registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference into the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of the registration statement.

b.	that for the purpose of determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof;

c.	to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

d.	that, for the purpose of determining liability under the Securities Act to any purchaser:

(1)	if the Registrant is subject to Rule 430B:

(A) Each prospectus filed by the Registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(B) Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (x), or (xi) for the purpose of providing the information required by Section 10(a) of the Securities Act shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date; or

(2)	if the Registrant is subject to Rule 430C: each prospectus filed pursuant to Rule 424(b) under the Securities Act as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

e.	that for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1)	any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424 under the Securities Act;

(2)	free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrant;

(3)	the portion of any other free writing prospectus or advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(4)	any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

(4)	The Registrant undertakes that, for the purpose of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of the Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to Rule 424(b)(1) will be deemed to be a part of the Registration Statement as of the time it was declared effective.

The Registrant undertakes that, for the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus will be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time will be deemed to be the initial bona fide offering thereof.

(5)	The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference into the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(6)	Not applicable.

(7)	The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Fund has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia and State of Pennsylvania on the 6th day of February 2024.

THE INDIA FUND, INC.

By:	/s/ Alan Goodson
Alan Goodson
Director and President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ Alan Goodson	Director and President	February 6, 2024
Alan Goodson	(Principal Executive Officer)

/s/ Sharon Ferrari	Vice President and Treasurer	February 6, 2024
Sharon Ferrari	(Principal Financial and Accounting Officer)

/s/ Nisha Kumar*	Director	February 6, 2024
Nisha Kumar

/s/ Luis F. Rubio*	Director	February 6, 2024
Luis F. Rubio*

/s/ Jeswald W. Salacuse*	Director	February 6, 2024
Jeswald W. Salacuse

/s/ Nancy Yao*	Director	February 6, 2024
Nancy Yao

*This filing has been signed by each of the persons so indicated by the undersigned Attorney-in-Fact pursuant to powers of attorney filed herewith.

*By:	/s/ Lucia Sitar
Lucia Sitar
Attorney-in-Fact pursuant to Powers of Attorney

EXHIBIT INDEX

2(e)	Dividend Reinvestment and Cash Purchase Plan

2(g)	Management Agreement

2(j)(2)	Amendment dated March 5, 2014 to the Amended and Restated Master Custodian Agreement

2(k)(1)	Transfer Agency and Service Agreement

2(k)(3)	Ninth Amendment to the Transfer Agency and Service Agreement

2(k)(5)	Amended and Restated Investor Relations Service Agreement

2(r)(1)	Code of Ethics of the Fund

2(r)(2)	Codes of Ethics of the Investment Manager

2(s)	Calculation of Filing Fee Table

2(t)(1)	Power of Attorney

2(t)(2)	Form of Prospectus Supplement Relating to Common Shares

2(t)(3)	Form of Prospectus Supplement Relating to Preferred Shares

2(t)(4)	Form of Prospectus Supplement Relating to Notes

2(t)(5)	Form of Prospectus Supplement Relating to Subscription Rights to Acquire Common Shares